FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                                ANNUAL REPORT | OCTOBER 31, 2001





                                                  FREMONT
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

[PHOTO OF NANCY TENGLER]

Dear Fremont Fund Shareholders,

Immediately after the terrorist attacks of September 11, we began extensive research on stock market performance over six-month, one-year, and three-year periods following similar (though certainly not comparable) crises including:
Iraq's invasion of Kuwait; the Nixon resignation; the Kennedy assassination; the Cuban Missile Crisis; and several other political/economic catastrophes. Surprisingly, the stock market was higher over all three time periods following most of these crises. Why? In our opinion, it is because fear led investors to expect the worst and panic selling resulted in market bottoms. In the week the stock market reopened following the terrorist attacks, the S&P 500 declined 11.6% closing at 965.80. As of October 31, the close of our 2001 fiscal year, the S&P stood at 1,059.78, a 9.7% advance since September 21, 2001.

At issue today is whether this is a bear market rally or the beginning of the next bull market. We can't be sure. The negatives are obvious. The economy has dipped into recession, consumer confidence has declined significantly, corporate earnings remain weak, and perhaps most importantly, there is the possibility of additional terrorist activity in the U.S. or at U.S. facilities overseas. The positives are also apparent. The Federal Reserve and federal government are using all their considerable powers to support the economy. The Fed injected a massive dose of liquidity into the financial system and has cut short-term interest rates 11 times in 2001 (four times following the attacks) by a total of 4.25%. As I write, the Fed Funds Rate stands at 1.75%, the lowest it's been since 1961 and a substantial fiscal stimulus package is working its way through Congress.

All our fund portfolio managers believe the economy will start to recover at some point in 2002 and that the stock market will begin anticipating this recovery in advance of the turn. However, as you will see by reading this annual report, we don't all agree on the timing or the strength of the economic recovery and its impact on the financial markets going forward. We view these differences of opinion as a healthy reflection of the diversification of our fund offerings.

Fremont Funds shareholders have sufficient investment alternatives with Fremont to build a portfolio that reflects their own outlook for the economy and the financial markets and their own tolerance for risk. Conservative investors may favor our money market and intermediate bond funds. More aggressive investors can choose from a range of domestic and international, growth and value-oriented equities funds. Our Global Fund offers a balanced approach. Most importantly, all of our funds are managed by experienced professionals with excellent long term-track records, who are dedicated to achieving superior performance relative to their index and peer group benchmarks.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
Fremont Funds

TABLE OF CONTENTS
--------------------------------------------------------------------------------



FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund                                                            2
Fremont International Growth Fund                                              4
Fremont New Era Value Fund                                                     6
Fremont Structured Core Fund (formerly Fremont Growth Fund)                    8
Fremont U.S. Small Cap Fund                                                   10
Fremont U.S. Micro-Cap Fund                                                   12
Fremont Real Estate Securities Fund                                           14
Fremont Bond Fund                                                             16
Fremont California Intermediate Tax-Free Fund                                 18
Fremont Money Market Fund                                                     20

REPORT OF INDEPENDENT ACCOUNTANTS                                             22

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS
Fremont Global Fund                                                           23
Fremont International Growth Fund                                             35
Fremont New Era Value Fund                                                    38
Fremont Structured Core Fund                                                  39
Fremont U.S. Small Cap Fund                                                   41
Fremont U.S. Micro-Cap Fund                                                   42
Fremont Real Estate Securities Fund                                           44
Fremont Bond Fund                                                             45
Fremont California Intermediate Tax-Free Fund                                 49
Fremont Money Market Fund                                                     51

Notes to Schedules of Investments in Securities and Net Assets,
  Portfolio Abbreviations & Currency Abbreviations                            54
Country Diversification                                                       55

COMBINED FINANCIAL STATEMENTS
Statements of Assets and Liabilities                                          56
Statements of Operations                                                      60
Statements of Changes in Net Assets                                           64

FINANCIAL HIGHLIGHTS                                                          68

NOTES TO FINANCIAL STATEMENTS                                                 74

TAX DESIGNATION                                                               86

FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation
Committee, Portfolio Managers
Fremont Investment Advisors, Inc.

[PHOTO OF NANCY TENGLER]  [PHOTO OF NOEL DEDORA]

[PHOTO OF AL KIRSCHBAUM]  [PHOTO OF SANDIE KINCHEN]

Nancy Tengler, Noel DeDora,
Al Kirschbaum, and Sandie Kinchen

TO OUR SHAREHOLDERS,

For the six and twelve-month periods ended October 31, 2001, the Fremont Global Fund declined 10.14% and 17.77 % compared to Lipper Global Flexible Fund Average's 9.95% and 13.50% losses.

     We can sum up fiscal 2001 with a short and concise statement--bonds worked and equities didn't. We did almost everything right in the fixed income portion of the portfolio. The Fund was over-weighted in U.S. bonds, where aggressive Federal Reserve easing sparked a bull market in bonds, and neutral-weighted in continental Europe, where markets were less productive due to more restrictive monetary policy. We also under-weighted Japan, whose bond market is struggling under the pressure of an ever-increasing government budget deficit. The portfolio's longer than benchmark average duration also enhanced returns, as did an over-weighting in government bonds, which significantly outperformed corporates. Finally, our commitment to inflation-adjusted Treasuries (about 12% of fixed income assets) worked to our advantage as "TIPs" outperformed similar duration Treasuries.

     Our strategies on the equities side helped performance only marginally. Over-weighting in the U.S. was a modest plus and our commitment to small cap stocks benefited relative performance through the first 10 months of this reporting period. Adding to positions in large cap stocks in the aftermath of the terrorist attacks also worked well as the blue chips rallied strongly in October. However, by remaining relatively aggressive rather than seeking shelter in more defensive industry groups, our equities portfolio felt the full impact of the global stock market sell-off.

     Looking ahead, we feel quite constructive about the global equities markets. In the U.S., we believe liquidity, low interest rates and fiscal stimulus will put the economy back on the growth path in second half 2002. Those who question whether Federal Reserve policy is working should look to the housing and auto sectors. Due to low mortgage rates, new home sales have held up remarkably well. Incentives like 0% APR financing made October one of the best auto sales months in history. Rising unemployment and reduced consumer confidence readings are a concern. However, the American consumer has clearly demonstrated a propensity to spend, if cheap credit and good deals are available.

     It's worth noting that with inflation dormant, the Federal Reserve has a great deal of flexibility. With budget surpluses going into the current slowdown, the federal government does as well. Mortgage re-financing, additional tax cuts, extended unemployment benefits, and increased government spending will put money in consumers' pockets. When consumer confidence rebounds from the jolt of the terrorist attacks, we should see a consumer led recovery begin. A recovery in business investment may take a bit longer. However, inventories in the critical technology sector are in the process of being worked off, and, prior to September 11, we saw a firming in new orders. As businesses get healthier, we expect information technology spending to increase from currently depressed levels. We believe the economy will recover faster and more strongly than expected. Our conclusion is that it's now time to take advantage of attractive valuations for the very best companies in America.

     An American economic recovery and accommodative monetary policy around the globe should provide support for international economies and equities markets. We believe Europe will escape recession, but due to more attractive valuations and better earnings growth potential, we still favor U.S. equities. Japan remains problematic. Their economy is back in recession and the financial sector is still fragile. Despite

[SIDENOTE]

FUND PROFILE
FREMONT GLOBAL FUND OFFERS CONSERVATIVE INVESTORS A BALANCED APPROACH TO GLOBAL INVESTING. THE FUND MANAGEMENT TEAM UNDERSTANDS THE REWARD POTENTIAL AND PERHAPS MORE IMPORTANTLY, THE RISKS IN GLOBAL FINANCIAL MARKETS. THROUGH COUNTRY DIVERSIFICATION, PRUDENT ALLOCATION BETWEEN STOCKS, BONDS AND CASH, AND DISCIPLINED SECURITIES SELECTION, THE FUND SEEKS TO MAXIMIZE TOTAL RETURN (INCLUDING INCOME AND CAPITAL GAINS) WHILE REDUCING RISK BY INVESTING IN MULTIPLE CATEGORIES OF U.S. AND FOREIGN SECURITIES.

     THE FUND'S PORTFOLIO MANAGEMENT TEAM EMPLOYS A THREE-STEP INVESTMENT PROCESS. FIRST, FUND MANAGEMENT DEVELOPS GLOBAL ECONOMIC AND FINANCIAL FORECASTS. NEXT, FINANCIAL MARKET DATA IS EXAMINED TO DETERMINE THE MOST ADVANTAGEOUS MIX OF STOCKS, BONDS AND CASH. FINALLY, EACH PORTFOLIO MANAGER SELECTS INDIVIDUAL SECURITIES BASED ON INTENSIVE QUANTITATIVE OR FUNDAMENTAL ANALYSIS.

the best intentions of a popular new prime minister, we believe significant economic reform may be postponed or scaled down.

     We are looking for more modest returns from fixed income investments in the year ahead. In the U.S. the announcement that the treasury will no longer issue 30-year bonds has brought intermediate and long-term bond yields down to a level already pricing in a recession. With inflation remaining subdued, we don't see interest rates rising in the foreseeable future. This should translate into a stable, but uninspiring U.S. Bond market. In Europe, short-term interest rates have come down as monetary authorities have eased. However, this may be too little too late, with weaker than expected economies promoting further easing in the year ahead. Consequently, we are moving to an over-weighting in European bonds.

     Going forward, fixed income opportunity will evolve from an improving outlook for corporate bonds. As the economy recovers, credit quality concerns will diminish. We are not ready to make a move yet, but as the economic dust settles, we will be looking to increase our exposure to corporate bonds.

     At the close of this reporting period, the fund had 51.5% of assets in U.S. equities, 14.1% in international equities, 33.2% in fixed income, and just 1.2% in cash. At present, we don't anticipate making any significant changes to this asset allocation.

/s/ Nancy Tengler    /s/ Noel DeDora,
/s/ Al Kirschbaum    /s/ Sandie Kinchen

Sincerely,
Fremont Investment Advisors

                                                      FREMONT GLOBAL FUND
                                                      GEOGRAPHIC DIVERSIFICATION
                                                      AS OF 10/31/01

[GRAPHIC]

Canada                 1.4%
Europe                22.5%
Japan                  3.8%
United States         68.1%
Middle East            0.2%
Pacific Rim            2.9%
Africa                 0.1%
Latin America          1.0%

ANNUAL RETURNS

[CHART]

11/18/88-10/31/89*                   +13.71%
11/01/89-10/31/90                     -2.64%
11/01/90-10/31/91                    +18.38%
11/01/91-10/31/92                     +7.10%
11/01/92-10/31/93                    +17.51%
11/01/93-10/31/94                     +1.74%
11/01/94-10/31/95                    +12.78%
11/01/95-10/31/96                    +13.72%
11/01/96-10/31/97                    +13.01%
11/01/97-10/31/98                     +3.62%
11/01/98-10/31/99                    +17.37%
11/01/99-10/31/00                     +8.86%
11/01/00-10/31/01                    -17.77%

TOP TEN HOLDINGS

FHLMC, 6.000%, 12/13/31                      1.6%
General Electric Co.                         1.4%
Buoni Poliennali Del Tesoro,
   5.500%, 11/01/10                          1.4%
Microsoft Corp.                              1.3%
Exxon Mobil Corp.                            1.2%
U.S. Treasury Inflation Indexed Bond,
   3.880%, 04/15/29                          1.0%
Pfizer, Inc.                                 0.9%
FHLMC, 6.500%, 08/15/31                      0.9%
Bristol-Myers Squibb Co.                     0.8%
Verizon Communications                       0.8%
                                 TOTAL      11.3%

GROWTH OF $10,000(1)

[CHART]

                                                                 9990101
                                                                            SINCE INCEPTION  SINCE INCEPTION
                  FREMONT GLOBAL FUND                          S&P 500 INDEX  (UNANNUALIZED)    (ANNUALIZED)
                 --------------------              ---------------------------------------------------------
      18-Nov-88              $10,000                                $10,000
      31-Dec-98      3.26%   $27,108                   5.76%        $60,515
      31-Dec-99      8.10%   $33,168                   5.89%        $73,251
      31-Dec-00      1.62%   $30,978                   0.49%        $66,583        565.829%         16.936%
      31-Jan-01      3.12%   $31,945                   3.55%        $68,945        589.453%         17.143%
      28-Feb-01     -7.45%   $29,565                  -9.12%        $62,659        526.588%         16.119%
      31-Mar-01     -5.28%   $28,004                  -6.34%        $58,689        486.894%         15.388%
      30-Apr-01      5.22%   $29,466                   7.77%        $63,250        532.501%         15.974%
      31-May-01     -0.59%   $29,293                   0.67%        $63,674        536.739%         15.920%
      30-Jun-01     -1.27%   $28,921                  -2.43%        $62,124        521.241%         15.582%
      31-Jul-01     -1.37%   $28,524                  -0.98%        $61,513        515.128%         15.380%
      31-Aug-01     -3.14%   $27,629                  -6.26%        $57,662        476.621%         14.689%
      30-Sep-01     -7.26%   $25,623                  -8.08%        $53,006        430.059%         13.842%
      31-Oct-01      3.34%   $26,479                   1.91%        $54,017        440.167%         13.911%


        9992701                                                           9996501
  LEHMAN BROS. INTERMEDIATE        SINCE INCEPTION  SINCE INCEPTION        MSCI         SINCE INCEPTION SINCE INCEPTION
   GOVT./CORP. BOND INDEX           (UNANNUALIZED)   (ANNUALIZED)       EAFE INDEX       (UNANNUALIZED)  (ANNUALIZED)
 ------------------------------------------------------------------     -----------------------------------------------
                            $10,000                                                  $10,000
               0.40%        $22,579                                         3.95%    $17,525
              -0.33%        $22,666                                         8.98%    $22,250
               1.84%        $24,956      149.556%        7.839%             3.55%    $19,099      90.987%       5.485%
               1.64%        $25,365      153.649%        7.926%             0.03%    $19,105      91.051%       5.448%
               0.95%        $25,606      156.059%        7.958%            -7.48%    $17,677      76.767%       4.749%
               0.77%        $25,803      158.030%        7.968%            -6.67%    $16,498      64.985%       4.133%
              -0.26%        $25,736      157.359%        7.891%             6.95%    $17,645      76.449%       4.668%
               0.56%        $25,880      158.801%        7.884%            -3.53%    $17,022      70.222%       4.336%
               0.37%        $25,976      159.758%        7.862%            -4.09%    $16,326      63.260%       3.963%
               2.08%        $26,516      165.161%        7.982%            -1.82%    $16,029      60.290%       3.786%
               1.00%        $26,781      167.813%        8.011%            -2.53%    $15,623      56.228%       3.552%
               1.46%        $27,172      171.723%        8.080%           -10.13%    $14,040      40.404%       2.673%
               1.66%        $27,623      176.233%        8.162%             2.56%    $14,400      44.000%       2.856%



     9994638
 SALOMON NON-US GOVT.
 BOND INDEX (CURRENCY HEDGED)
-----------------------------
                    $10,000
     -0.34%         $23,147
      0.36%         $23,814
      1.14%         $26,109
      1.14%         $26,406
      0.82%         $26,623
      0.77%         $26,828
     -0.70%         $26,641
      0.49%         $26,772
      0.59%         $26,930
      0.90%         $27,172
      0.81%         $27,393
      0.45%         $27,516
      1.82%         $28,016

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 Year     5 Years    10 Years  Since Inception (11/18/88)
-----------------------------------------------------------
 -17.77%     4.24%       7.29%             7.81%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index. International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The Portfolio Counselor Team
Capital Guardian Trust Company

[PHOTO OF ROBERT RONUS][PHOTO OF DAVID I. FISHER][PHOTO OF NILLY SIKORSKY] [PHOTO OF HARTMUT GIESECKE][PHOTO OF LIONEL M. SAUVAGE]

[PHOTO OF NANCY J. KYLE][PHOTO OF RUDOLF M. STAEHLIN]
[PHOTO OF RICHARD N. HAVAS][PHOTO OF ARTHUR GROMADZKI]
[PHOTO OF CHRISTOPHER REED]

Robert Ronus, David I. Fisher, Nilly Sikorsky, Hartmut Giesecke, Lionel M. Sauvage, Nancy J. Kyle, Rudolf M. Staehlin, Richard N. Havas, Arthur Gromadzki, and Christopher Reed.

TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont International Growth Fund declined 25.45% and 32.21% compared to the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index's 18.39% and 24.85% losses.

     The Fund's disappointing returns in fiscal 2001 can be summed up in three words--too much technology. We had taken some profits in tech winners in fiscal 2000, but remained over-weighted in the sector as we entered the new fiscal year. In general, we owned the most dominant companies in their respective technology niches. However, with consumer and corporate spending on technology declining faster and farther than we (and most everyone else) anticipated, even the mighty have fallen substantially.

     We have not given up on technology, because over the longer term, we believe demand for tech products and services will remain strong, albeit not as strong as valuations at the tech stock peak implied. Let me give you an example from our portfolio. With a 38% share of the global market, Nokia remains the clear leader in the mobile telephone business. Industry wide, 280 million mobile phones were sold in 1999. Unit volume was expected to increase 60% to around 450 million in 2000. Instead, only 405 million units were sold. This was an impressive 45% increase, but it left 45 million units on mobile phone producers' shelves to be virtually given away or written off. Nokia's 2001 earnings are expected to decline 10%, but the company will remain solidly profitable while its competitors are losing money. Nokia's excess inventory has been worked off and we are in the early stages of what we believe will be a strong new product cycle--"next generation" mobile phones that can transmit data (including Internet access) as readily as voice. Going forward, we believe Nokia can grow earnings at around 20% annually. Blessed with hindsight, we should have sold more Nokia in early 2000 when it was trading at around 60 times earnings. We are quite content owning it today at about 25 times next year's earnings projections.

     Although selected holdings in defensive groups such as healthcare, utilities, consumer staples, energy, and financial services performed quite well, our under-weighting in these sectors had a negative impact on returns relative to our benchmark index.

     We have a near neutral weighting in Japan despite the fact that the economy is back in recession. Restructuring activity is moving more slowly than we had hoped, and the banking sector is still fragile. We divide the Japanese stock market into three basic categories: technology (primarily electronics companies); traditional exporters (the auto makers and consumer electronics giants); and what we refer to as "old Japan" (banks, real estate companies, manufacturers, and retailers). The tech companies are captive to global trends in technology markets. The exporters rise and fall largely based largely on the relative strength of the yen. "Old Japan" is tied to the health of the domestic economy. By focusing on companies undergoing meaningful change we see opportunities in all three sectors. Nissan Motor Company is a good example. France's


[SIDENOTE]

FUND PROFILE
UNDER THE STEWARDSHIP OF CAPITAL GUARDIAN TRUST COMPANY (CGTC), THE FREMONT INTERNATIONAL GROWTH FUND IS A DIVERSIFIED PORTFOLIO OF INTERNATIONAL EQUITIES BELIEVED TO HAVE SUPERIOR CAPITAL APPRECIATION POTENTIAL. CGTC'S PARENT COMPANY, THE CAPITAL GROUP COMPANIES, HAS ONE OF THE INVESTMENT INDUSTRY'S MOST ELABORATE AND SUCCESSFUL GLOBAL INTELLIGENCE NETWORKS.

     CGTC EMPLOYS A MULTIPLE PORTFOLIO MANAGER SYSTEM. TEN INDIVIDUAL PORTFOLIO MANAGERS AND THE COLLECTIVE RESEARCH ANALYST TEAM ARE EACH GIVEN A PORTION OF THE PORTFOLIO'S ASSETS TO MANAGE. THE INVESTMENT STYLES OF THE PORTFOLIO MANAGERS VARY. HOWEVER, THEY HAVE A UNIFYING INVESTMENT OBJECTIVE: SUPERIOR LONG TERM RETURNS VERSUS THE SAME BENCHMARK INDEX. THE ENTIRE PORTFOLIO IS CAREFULLY MONITORED TO ENSURE SUFFICIENT REGIONAL AND COUNTRY DIVERSIFICATION.

     Renault bought a big stake in Nissan and brought in Brazilian Carlos Ghosn to manage it. Mr. Ghosn turned the company and the stock around. We think there are more such opportunities in the Japanese market.

     We are materially under-weighted in Europe, where we are finding fewer fundamental bargains. However, because we are hedging other currencies into what we believe will be a strengthening euro, we actually have more exposure to Europe than our equities allocation reflects.

     Looking ahead, the big question is how soon and how strongly will the American economy recover, providing support for international economies. Prior to September 11, there were indications the U.S. economy was near a bottom. The Federal Reserve had cut rates seven times and most Americans had gotten tax rebate checks. After declining for a year, leading economic indicators had been flat for three months. Inventories had come down and new orders had improved modestly. However, the terrorist attacks had a negative effect on consumer confidence and have very probably thrown the American economy into recession. How soon the consumer regains confidence will likely determine the timing of an economic and corporate profit recovery. We believe this is a "when", not "if" proposition.

     While we wait for the economic dust to settle, we are comforted by the high quality of the portfolio. During bull markets, the best companies usually trade at substantial premiums. In bear markets, great companies go on sale, providing exceptional opportunities for long-term investors.


Sincerely,

/s/ Robert Ronus

Robert Ronus & Capital Guardian Trust Company's Portfolio Counselors Team


                                               FREMONT INTERNATIONAL GROWTH FUND
                                               GEOGRAPHIC DIVERSIFICATION
                                               AS OF 10/31/01

[GRAPHIC]

Canada             2.5%
Europe            59.0%
Japan             22.8%
Pacific Rim       13.8%
Latin America      1.9%

ANNUAL RETURNS

[CHART]

3/1/94-10/31/94*       +2.30%
11/01/94-10/31/95      +0.13%
11/01/95-10/31/96      +7.07%
11/01/96-10/31/97      -0.01%
11/01/97-10/31/98      +0.80%
11/01/98-10/31/99     +38.70%
11/01/99-10/31/00      -2.54%
11/01/00-10/31/01     -32.21%

TOP TEN HOLDINGS

Vodafone Group PLC                4.6%
Aegon NV                          2.3%
Sanofi Synthelabo SA              2.2%
NTT DoCoMo, Inc.                  2.0%
Nokia Oyj                         1.8%
Cheung Kong (Holdings) Ltd.       1.7%
Swiss Re                          1.7%
AstraZeneca Group PLC, ADR        1.6%
Samsung Electronics               1.6%
Nintendo Co., Ltd                 1.5%
                       TOTAL     21.0%

GROWTH OF $10,000(1)

[CHART]

          FREMONT INTERNATIONAL                          9996501
               GROWTH FUND                           MSCI EAFE INDEX
      ------------------------------                 ------------------------------------------------------
       1-Mar-94              $10,000                                $10,000
      31-Dec-98      2.00%   $11,810                   3.95%        $14,355
      31-Dec-00      0.47%   $14,357                   3.55%        $15,644         56.442%          6.765%
      31-Jan-01      1.66%   $14,595                   0.03%        $15,649         56.494%          6.684%
      28-Feb-01     -8.71%   $13,324                  -7.48%        $14,479         44.794%          5.432%
      31-Mar-01     -6.26%   $12,489                  -6.67%        $13,514         35.142%          4.344%
      30-Apr-01      8.80%   $13,589                   6.95%        $14,453         44.534%          5.275%
      31-May-01     -4.87%   $12,926                  -3.53%        $13,943         39.432%          4.692%
      30-Jun-01     -4.82%   $12,304                  -4.09%        $13,373         33.730%          4.044%
      31-Jul-01     -3.44%   $11,880                  -1.82%        $13,130         31.297%          3.740%
      31-Aug-01     -3.57%   $11,456                  -2.53%        $12,797         27.970%          3.342%
      30-Sep-01    -14.22%   $ 9,827                 -10.13%        $11,501         15.008%          1.861%
      31-Oct-01      3.08%   $10,130                   2.56%        $11,795         17.954%          2.177%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 Year     3 Years     5 Years   Since Inception (3/1/94)
----------------------------------------------------------
 -32.21%    -2.87%      -1.58%             0.17%


* Unannualized. (1)Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT NEW ERA VALUE FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Nancy Tengler and Noel DeDora
Fremont Investment Advisors, Inc.

[PHOTO OF NANCY TENGLER][PHOTO OF NOEL DEDORA]

Nancy Tengler and Noel DeDora

TO OUR SHAREHOLDERS,
During the six-month period ended October 31, 2001, the Fremont New Era Value Fund declined 17.18% compared to the S&P 500's 14.60% loss. From inception on December 29, 2000 through the end of this reporting period, the Fund declined 20.90% versus the S&P 500's 18.87% retreat.

     In 2001, investors saw little value in even the best growth companies in America. A fair number of stocks that our Relative Dividend Yield (RDY) and Relative Price to Sales Ratio (RPSR) models identified as attractively valued got even cheaper as investors bailed out of all but the most defensive sectors in the market. On average our investments in the healthcare, telecom services, and the financial sector held up reasonably well. Our diversified investments in blue chip technology companies declined substantially.

     At the close of this reporting period approximately 34% of portfolio assets were in technology; a little over 22% in healthcare; another 21% plus evenly distributed among telecom services, financials, and retail; with the balance in smaller allocations to business services, capital goods, energy, consumer non-durables and cash reserves.

     Despite poor recent performance and a general lack of near-term earnings visibility in today's uncertain economic environment, we have not abandoned technology. Prior to the September 11 attacks, technology company inventories had come down substantially and new orders had ticked up modestly. We believe that technology will participate in an economic recovery and over the longer term, continue to be an important engine driving non-inflationary economic growth. With valuations at current levels, we see exceptional upside for selected technology stocks in the years ahead.

     As we write, stocks have enjoyed an impressive run in October and early November. Although we can't be sure these recent gains will hold, we feel quite constructive about the economy and the stock market in the year ahead. The Federal Reserve has responded aggressively to a weak economy further weakened by the tragic events of September 11--injecting massive liquidity into the financial system and cutting short term interest rates 11 times for a total of 4.25%. We view the elimination of the 30-year bond as a wise move on the part of the Treasury Department. Longer-term interest rates had remained stubbornly high despite Fed easing. Following the announcement that the government would no longer be issuing the "long bond", intermediate and long-term interest rates came tumbling down. This will further fuel the home mortgage refinancing boom that has already been putting a lot of money in consumers' pockets. A lower prime rate should also encourage business investment going forward. In addition, lower bond yields should make stocks more attractive to investors. We now await what we are confident will be a substantial fiscal stimulus bill from Congress combining tax cuts, extended unemployment benefits, and increased government spending, all of which should provide traction for the economy.

     Some market commentators have been questioning whether increased liquidity, lower interest rates, and government stimulus will revive consumer confidence and spending, which fell sharply after September 11. For those who doubt the resilience of the American consumer, we point to the housing and auto sectors. Due to declining mortgage rates, home pricing and new home sales have held up remarkably well in September and October. General Motors' and Ford's 0% APR financing made October one of the biggest auto sales months in their histories. This clearly demonstrates the powerfully positive impact of cheap credit and good deals on the American consumer.

     Rising unemployment is a concern, in particular and the travel and tourism


[SIDENOTE]

FREMONT NEW ERA VALUE FUND
THE FREMONT NEW ERA VALUE FUND SEEKS CAPITAL APPRECIATION THROUGH INVESTING IN THE UNDERVALUED STOCKS OF LEADING COMPANIES WELL POSITIONED TO SUCCEED IN A NEW ERA FOR AMERICAN BUSINESS. THE PORTFOLIO MANAGER TEAM OF NANCY TENGLER AND NOEL DEDORA HAVE BEEN WORKING TOGETHER FOR 17 YEARS, AND HAVE DEVELOPED THE PROPRIETARY VALUATION TECHNIQUES THAT MAKE THE FUND UNIQUE. IN ADDITION TO SERVING AS PORTFOLIO CO-MANAGER FOR THE FUND, MS. TENGLER IS THE PRESIDENT AND CHIEF INVESTMENT OFFICER OF FREMONT INVESTMENT ADVISORS.

industries have been deeply impacted. However, increased defense spending should produce better paying jobs in other hard hit industries such as aerospace and technology. We also believe layoffs in the manufacturing sector will subside in the year ahead, helping restore consumer confidence.

     We believe corporate earnings will be back on a growth path in the second half of 2002 and 2003, and that the market will begin anticipating better earnings three to six months in advance of an actual turn. If we are right, stocks should trend higher even without any expansion in current price/earnings multiples. Over the near term, stocks will likely remain volatile and looking farther ahead, we expect more modest returns from equities than we enjoyed over the last 15 years. However, returns in the historical 10% range compare quite favorably with money market fund yields around 2% and intermediate bond yields in the 4.5% area. Our conclusion is that the time to be a defensive investor has passed. With some of the great growth companies in America trading at discount prices, the time to become more aggressive is here.



Sincerely,

/s/ Nancy Tengler   /s/ Noel Dedora

Nancy Tengler and Noel Dedora
Portfolio Co-Managers


                                                      FREMONT NEW ERA VALUE FUND
                                                      SECTOR DIVERSIFICATION
                                                      AS OF 10/31/01

[CHART]

Cash                                                    (6.6%)
Consumer Non-Durables                                   (2.2%)
Health Care                                            (22.8%)
Energy                                                  (4.1%)
Capital Goods                                           (4.5%)
Business Equipment & Services                           (4.9%)
Financial Services                                      (6.9%)
Technology (Components)                                (13.3%)
Utilities                                               (7.1%)
Technology (Equipment)                                 (11.1%)
Retail                                                  (7.2%)
Technology (Software)                                   (9.3%)

CUMULATIVE RETURN

[CHART]

12/29/00* - 10/31/01      -20.90%


TOP TEN HOLDINGS

Bristol-Myers Squibb Co.                          6.0%
Cisco Systems, Inc.                               5.6%
Electronic Data Systems Corp.                     4.9%
Verizon Communications                            4.7%
Amgen, Inc.                                       4.5%
Home Depot, Inc.                                  4.5%
General Electric Co.                              4.5%
Wells Fargo & Co.                                 4.2%
Microsoft Corp.                                   4.1%
Exxon Mobil Corp.                                 4.1%
                                   TOTAL         47.1%

GROWTH OF $10,000(1)

[CHART]

            FREMONT NEW ERA                                           9990101
               VALUE FUND                                          S&P 500 INDEX
      ------------------------------                   ----------------------------------------------------
      29-Dec-00              $10,000                                $10,000
      31-Dec-00      0.00%   $10,000                   0.00%        $10,000          0.000%
      31-Jan-01      4.60%   $10,460                   3.55%        $10,355          3.548%             N/A
      28-Feb-01     -8.80%   $ 9,540                  -9.12%         $9,411         -5.894%
      31-Mar-01     -6.39%   $ 8,930                  -6.34%         $8,814        -11.855%
      30-Apr-01      7.73%   $ 9,620                   7.77%         $9,499         -5.005%
      31-May-01     -0.73%   $ 9,550                   0.67%         $9,563         -4.369%
      30-Jun-01     -1.88%   $ 9,370                  -2.43%         $9,330         -6.697%
      31-Jul-01     -2.77%   $ 9,110                  -0.98%         $9,239         -7.615%
      31-Aug-01     -7.24%   $ 8,450                  -6.26%         $8,660        -13.398%
      30-Sep-01    -10.30%   $ 7,580                  -8.08%         $7,961        -20.391%
      31-Oct-01      4.35%   $ 7,910                   1.91%         $8,113        -18.873%

* Inception date. (1)Assumes initial investment of $10,000 on inception date, December 29, 2000. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Debra McNeill
Fremont Investment Advisors, Inc.

[PHOTO OF DEBRA MCNEILL]

Debra McNeill, CFA


TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont Structured Core Fund declined 15.96% and 26.07% compared to the Standard & Poor's 500 Index's 14.60% and 24.90% losses. The Lipper Large Cap Value Fund Average retreated 13.09% and 13.60% over the same time periods.

     In fiscal 2001, the stock market trended lower as the economy and corporate earnings weakened over the course of the year. Technology was the hardest hit sector as evidenced by the sharp decline in the NASDAQ Index. More defensive sectors held up reasonably well as reflected in the superior relative performance of the Dow Jones Industrials.

     Financial services was our best performing group with stocks such as Bank of America, investment manager/broker Alliance Capital, consumer finance company Household International, and home mortgage giant Federal Home Loan Mortgage posting good gains. Our investments in branded consumer goods companies, most notably Pepsi Bottling and Phillip Morris, also performed well.

     Technology was our worst-performing group. We were modestly over-weighted in technology, but had taken what we believed was a conservative approach--diversifying broadly among tech sub-sectors and focusing on the highest quality companies in their respective technology niches. However, this strategy did not help us escape the widespread damage sustained in the tech sector.

     Despite disappointing performance, the current lack of earnings visibility, and the fact that the group remains out of favor on Wall Street and Main Street, we have not abandoned technology. We continue to tread carefully, sticking with industry leaders with solid balance sheets.

     Microsoft is among our current tech favorites. Windows XP will not revolutionize the desktop as Windows '95 did. However, it's a worthwhile upgrade that should be an easy sell to Microsoft's enormous installed customer base. Although the outlook for Christmas spending is not particularly rosy this year, we think Microsoft's hot new X-Box video game machine will be under a lot of trees. We also like beaten down tech blue chips such as internet networking giant Cisco Systems and Solectron, a leading contract manufacturer. Eventually, spending on Internet infrastructure will rebound, substantially improving Cisco's outlook. Solectron should continue to be benefit from the outsourcing trend in the technology arena. These stocks are now so cheap it won't take much good news to spark buying interest.

     It is difficult to predict when the fundamentals in the technology industry will begin improving. We may need to see a broad-based consumer driven economic recovery before businesses increase information technology budgets. However, we think blue chip technology stocks will move higher well in advance of improving earnings. Put another way, while tech stocks may continue to be erratic performers over the near term, we believe there is much greater risk being out of tech and missing what we expect to be a powerful turnaround in the year ahead.

     We expect investments in industry leaders in less economically sensitive businesses such as healthcare to continue to reward us. Pfizer is among our current favorites. Pfizer's third quarter earnings grew by 27%. In our opinion, the company has one of the most impressive new drug pipelines in the industry and none of its current bestsellers face patent issues until 2005. This isn't a secret and Pfizer stock is no longer dirt-cheap. But, it still appears more than reasonable in view of its 20% plus earnings growth rate prospects over the next several years.

     Looking ahead, rising unemployment and ongoing concern over terrorist activity in America will likely continue to restrain consumer spending in the coming months. Poor corporate earnings

[SIDENOTE]

FUND PROFILE
FORMERLY THE FREMONT GROWTH FUND, THE FREMONT STRUCTURED CORE FUND INVESTS PRINCIPALLY IN LARGE CAPITALIZATION U.S. STOCKS. THE GOAL IS TO OUTPERFORM THE STANDARD & POOR'S 500 AND THE AVERAGE OF ITS LARGE CAP VALUE STOCK FUND PEER GROUP.
     SUPERIOR EARNINGS GROWTH GENERALLY TRANSLATES INTO SUPERIOR STOCK PERFORMANCE. HOWEVER, STOCKS WITH EXCELLENT EARNINGS RECORDS OFTEN TRADE AT HIGH VALUATIONS AND UNANTICIPATED EARNINGS DISAPPOINTMENTS CAN RESULT IN SHARP DECLINES. IN SHORT, REWARD POTENTIAL IS ACCOMPANIED BY A SOMEWHAT HIGHER LEVEL OF RISK. THROUGH QUANTITATIVE ANALYSIS, THE PORTFOLIO MANAGER SEEKS TO IDENTIFY STOCKS WITH SUPERIOR EARNINGS GROWTH PROSPECTS TRADING AT REASONABLE VALUATIONS. THE GOAL IS TO BUILD A DIVERSIFIED PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

will add to investor uncertainty. We believe it will be difficult for the stock market to make much progress in this environment. However, going forward, earnings comparisons will be easier, as we begin looking at "apples to apples" numbers--fourth quarter 2001 earnings won't look that awful when compared to lousy results in fourth quarter 2000. Also, interest rates are now lower than they have been in decades and as we write, a substantial fiscal stimulus package is on its way through Congress. This combination should provide some traction for the economy, with a recovery beginning in second half 2002.

     Historically the stock market has anticipated economic recoveries well in advance of the actual turn. We believe history will repeat itself in the coming year. Our conclusion is that it's now time to emerge from the shelter of Treasury Bonds and money market funds and add to your positions in growth oriented mutual funds. Our portfolio has a much faster projected earnings growth rate than the S&P 500 (12.3% versus 9.5%) and a much lower P/E (16.8 versus 21.7). We believe owning faster growth stocks at a discount price will be particularly rewarding in the year ahead.


Sincerely,

/s/ Debra McNeill

Debra McNeill
Portfolio Manager


                                                    FREMONT STRUCTURED CORE FUND
                                                    SECTOR DIVERSIFICATION
                                                    AS OF 10/31/01

[CHART]

Cash                                                    (4.5%)
Financial Services                                     (21.9%)
Other                                                   (8.9%)
Technology (Components)                                 (4.7%)
Capital Goods                                           (4.9%)
Health Care                                            (13.2%)
Technology (Software)                                   (5.1%)
Technology (Equipment)                                  (5.4%)
Retail                                                  (8.6%)
Consumer Non-Durables                                   (7.2%)
Utilities                                               (8.0%)
Energy                                                  (7.6%)

[CHART]

ANNUAL RETURNS

8/14/92-10/31/92*               +2.00%
11/01/92-10/31/93              +12.80%
11/01/93-10/31/94               +1.72%
11/01/94-10/31/95              +28.12%
11/01/95-10/31/96              +22.06%
11/01/96-10/31/97              +29.26%
11/01/97-10/31/98               +7.30%
11/01/98-10/31/99              +24.24%
11/01/99-10/31/00               +7.18%
11/01/00-10/31/01              -26.07%

TOP TEN HOLDINGS

Pfizer, Inc.                                     3.7%
Exxon Mobil Corp.                                3.7%
Proctor & Gamble Co.                             3.5%
General Electric Co.                             3.1%
Microsoft Corp.                                  3.1%
Bank of America Corp.                            2.9%
Radian Group, Inc.                               2.4%
Wal-Mart Stores, Inc.                            2.1%
Citigroup, Inc.                                  2.0%
American International
   Group, Inc.                                   2.0%
                             TOTAL              28.5%

[CHART]

GROWTH OF $10,000(1)

                                                         9990101
       FREMONT STRUCTURED CORE FUND                   S&P 500 INDEX
      ------------------------------                  -----------------------------------------------------
      14-Aug-92              $10,000                                $10,000
      31-Oct-98      7.35%   $25,384                   8.13%        $30,243
      30-Nov-98      6.04%   $26,917                   6.06%        $32,076
      31-Dec-98      7.29%   $28,879                   5.76%        $33,925
      31-Dec-99      6.03%   $33,845                   5.89%        $41,064
      31-Dec-00      0.27%   $31,089                   0.49%        $37,326        273.261%         17.019%
      31-Jan-01      2.95%   $32,006                   3.55%        $38,650        286.505%         17.316%
      28-Feb-01     -9.31%   $29,026                  -9.12%        $35,126        251.263%         15.845%
      31-Mar-01     -5.37%   $27,467                  -6.34%        $32,901        229.011%         14.803%
      30-Apr-01      8.26%   $29,736                   7.77%        $35,458        254.578%         15.643%
      31-May-01      0.31%   $29,828                   0.67%        $35,695        256.954%         15.569%
      30-Jun-01     -2.61%   $29,048                  -2.43%        $34,827        248.265%         15.094%
      31-Jul-01     -0.87%   $28,796                  -0.98%        $34,484        244.838%         14.814%
      31-Aug-01     -7.17%   $26,733                  -6.26%        $32,325        223.252%         13.849%
      30-Sep-01     -8.40%   $24,486                  -8.08%        $29,715        197.149%         12.672%
      31-Oct-01      2.06%   $24,990                   1.91%        $30,282        202.816%         12.779%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 YEAR     5 YEARS  SINCE INCEPTION (8/14/92)
----------------------------------------------
 -26.07%     6.43%            10.45%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
David G. Kern
Kern Capital Management LLC

[PHOTO OF DAVID G. KERN]

David G. Kern, CFA

TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont U.S. Small Cap Fund declined 20.98% and 33.73% versus the Russell 2000 Index's 12.70% and 11.13% losses. The Russell 2000 Growth Index fell 17.14% and 31.51% over the same time periods, reflecting what has been a particularly challenging market for small cap growth stock investors.

     Investors spent most of fiscal 2001 attempting to time an economic recovery that never materialized. Rallies in December/January and April/May were aborted as expectations for a recovery were pushed back from the summer to the fourth quarter and then to first half 2002. The tragic events of September 11, appear to have postponed an economic recovery until at least the second half of 2002.

     In difficult markets, we focus on the stocks in which we have the highest degree of fundamental confidence and believe will attract the most favorable attention when investor confidence is restored. As shown by the Fund's superior absolute and relative performance during this year's market rallies, this strategy continued to be effective and allowed the Fund to modestly outperform the Russell 2000 Growth Index for the first three quarters of the fiscal year. Stock prices, especially those of small growth companies, had already experienced significant declines in the fiscal fourth quarter leading up to the events of September 11. While the Fund experienced a significant decline during the August and September sell-off, it provided our investment team with an opportunity to aggressively purchase high quality companies at attractive valuations. This strategy helped the Fund significantly outperform during the October rally.

     We saw declines in all four sectors of innovation we invest in, with technology getting hit the hardest. Over the course of the year, our allocation to technology increased from around 24% to about 41% as tech stocks declined sharply and valuations became increasingly attractive relative to longer-term earnings prospects. We reduced our exposure in the consumer sector from approximately 15% of assets to around 9%, when we felt consumer stock valuations were not supported by deteriorating fundamentals. Currently, we don't own any traditional retailers because we believe concern over job security combined with the slowing in the growth of personal income and ongoing worries over terrorism will continue to restrain consumer spending. Our consumer investments are currently concentrated in interactive video game companies introducing next generation products we think will be big hits in the marketplace.

     The healthcare sector has arguably produced the best fundamental performance of all sectors over the last twelve months. The solid fundamentals, however, do not come cheap anymore and we have moved to reduce the Fund's weighting for this sector from 21% to 14%. Additionally, our investments in the genomic sector performed poorly as investors became more defensive during the markets sell-off.

     Earlier (and in previous shareholder letters) I reviewed our down-market strategy of concentrating the portfolio in those stocks in which we have the highest degree of fundamental confidence. Let me offer a current example. Websense, our largest holding in the tech sector, produces software that allows corporations to monitor and control employees' use of the Internet. If you don't want your employees playing interactive video games or visiting pornography or sports sites during work hours, Websense's software cuts off their access. Websense just reported third quarter earnings well above consensus expectations, one of the few software companies to do so in recent quarters. The company uses conservative accounting--collecting payment on 12-24 month contracts up

[SIDENOTE]

FUND PROFILE
U.S. SMALL CAP STOCKS OFFER TREMENDOUS OPPORTUNITY FOR PROFESSIONAL INVESTORS DEDICATED TO HANDS-ON FUNDAMENTAL RESEARCH. THROUGH RIGOROUS FUNDAMENTAL ANALYSIS, INCLUDING VISITS WITH CORPORATE MANAGEMENTS, THEIR SUPPLIERS, CUSTOMERS AND COMPETITORS, FUND MANAGEMENT STRIVES TO IDENTIFY SMALL, RELATIVELY UNKNOWN COMPANIES WITH THE POTENTIAL TO BECOME LARGER AND MORE SUCCESSFUL OVER TIME.

     RESEARCH IS CONCENTRATED IN INDUSTRIES WITH THE GREATEST LEVEL OF INNOVATION SUCH AS TECHNOLOGY, HEALTHCARE, CONSUMER, AND SERVICES. THE RESEARCH PROCESS FOCUSES ON ANSWERING THREE BASIC QUESTIONS: HOW ATTRACTIVE IS THE BUSINESS; HOW STRONG IS MANAGEMENT; AND HOW MUCH IS THE COMPANY WORTH?

     PORTFOLIO MANAGER DAVID G. KERN, CFA CO-FOUNDED KERN CAPITAL MANAGEMENT LLC, A FIRM DEDICATED EXCLUSIVELY TO SMALL COMPANY STOCK RESEARCH AND FUND PORTFOLIO MANAGEMENT.

front, but booking revenues on a pro-rata basis over the length of the contract. This translates into a high level of earnings predictability. Websense has a strong balance sheet, with approximately $94 million in cash, and is both cash flow and earnings positive. Perhaps most importantly, Websense's products don't cost much. This should help sustain growth during a period in which corporate information technology spending may remain constrained. These characteristics are difficult to find in this challenging environment and have attracted considerable investor attention, which in turn, has benefited the Fund's shareholders.

     Looking ahead, we have some doubts as to whether the market will be able to hold on to all its strong October gains. Given that the current economic outlook is negative and the earnings visibility is very poor, we expect volatility to remain at high levels. We also believe that when the recovery does occur it will not be as quick or as robust as many anticipate and this may lead to further disappointment. In this environment, we are being very selective and patient and are positioning the portfolio in leading edge companies that will attract attention once investor confidence returns.


Sincerely,

/s/ David G. Kern

David G. Kern
Portfolio Manager



                                                     FREMONT U.S. SMALL CAP FUND
                                                     SECTOR DIVERSIFICATION
                                                     AS OF 10/31/01

[CHART]

Cash                                                   (21.9%)
Other                                                   (4.9%)
Consumer Services                                       (4.6%)
Technology (Components)                                (10.3%)
Technology (Equipment)                                 (16.3%)
Health Care                                            (13.7%)
Technology (Software)                                  (14.6%)
Business Equipment & Services                          (13.7%)

ANNUAL RETURNS

[CHART]

9/24/97-10/31/97*                -4.06%
11/01/97-10/31/98                -7.29%
11/01/98-10/31/99               +84.60%
11/01/99-10/31/00               +27.75%
11/01/00-10/31/01                -33.73

TOP TEN HOLDINGS

Websense, Inc.                                            5.2%
Riverstone Networks, Inc.                                 4.3%
Powerwave Technologies, Inc.                              4.1%
Cerner Corp.                                              3.7%
Anaren Microwave, Inc.                                    3.6%
Gene Logic, Inc.                                          3.2%
EMCOR Group, Inc.                                         3.2%
CEC Entertainment, Inc.                                   2.7%
ArthroCare Corp.                                          2.5%
SmartForce Public Ltd. Co.                                2.4%
                                TOTAL                    34.9%

[CHART]

GROWTH OF $10,000(1)

                FREMONT U.S.                               9994505
               SMALL-CAP FUND                        RUSSELL 2000 INDEX
      ------------------------------                 ------------------------------------------------------
      23-Sep-97              $10,000                                $10,000
      30-Sep-97      0.60%   $10,060                   1.03%        $10,103
      31-Oct-97     -4.63%   $ 9,594                  -4.39%        $ 9,659
      30-Nov-97     -1.25%   $ 9,474                  -0.65%        $ 9,597
      31-Dec-97      0.88%   $ 9,557                   1.75%        $ 9,765
      31-Dec-98     14.97%   $11,242                   6.19%        $ 9,516
      31-Dec-99     27.27%   $25,320                  11.32%        $11,539
      31-Dec-00      8.10%   $18,518                   8.59%        $11,189         11.894%          3.495%
      31-Jan-01      7.09%   $19,832                   5.21%        $11,772         17.724%          4.981%
      28-Feb-01    -16.85%   $16,491                  -6.56%        $11,000         10.001%          2.815%
      31-Mar-01     -9.64%   $14,902                  -4.89%        $10,462          4.622%          1.293%
      30-Apr-01     18.05%   $17,592                   7.82%        $11,280         12.803%          3.403%
      31-May-01     -0.14%   $17,567                   2.46%        $11,558         15.578%          4.007%
      30-Jun-01      4.63%   $18,381                   3.45%        $11,957         19.566%          4.858%
      31-Jul-01     -5.38%   $17,392                  -5.41%        $11,310         13.097%          3.247%
      31-Aug-01    -10.65%   $15,540                  -3.23%        $10,944          9.444%          2.319%
      30-Sep-01    -21.66%   $12,174                 -13.46%        $ 9,471         -5.287%         -1.342%
      31-Oct-01     14.18%   $13,901                   5.85%        $10,025          0.254%          0.062%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 YEAR     3 YEARS   SINCE INCEPTION (9/24/97)
-----------------------------------------------
 -33.73%    16.04%              8.36%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO OF ROBERT E. KERN, JR.]
Robert E. Kern, Jr.

TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont U.S. Micro-Cap Fund declined 2.66% and 20.05% compared to the Russell 2000's 11.13% and 12.70% losses. Over the same time periods, the Russell 2000 Growth Index declined 17.14% and 31.51%, while the Russell 2000 Value Index declined 5.12% and gained 8.75%.

     Over the last three years, we have seen a dramatic reversal in the fortunes of small company growth and value stocks. From fourth quarter 1998 through first quarter 2000, the Russell 2000 Growth Index gained 93.4% compared to the Russell 2000 Value's 11.6% advance. The Fremont U.S. Micro-Cap Fund returned 300.0% over this time period. Then, the worm turned. From second quarter 2000 through third quarter 2001, the Russell 2000 Growth Index declined 48.9%, while the Russell 2000 Value Index gained 15.5%. The Fund declined 38.7% during this period. Over the three-year cycle encompassed by these periods, the Fund's total return of 145.2% significantly outperformed both these indices and ranked in the sixth percentile of the Lipper Analytical Services' small cap growth fund universe which is composed of 252 funds.

     Interestingly, there have been two significant market rallies this year--in the second calendar quarter and in October, the closing month of our 2001 fiscal year. Both advances were led by growth stocks, particularly technology, and the Fund substantially outperformed the Russell 2000 and Russell 2000 Growth indices during these rallies. We are certainly encouraged by the Fund's strong performance in October (up 13.09% compared to the Russell 2000 Growth Index's 9.62% gain and the Russell 2000 Value's 2.61% advance). Does this mean small company growth investing is back in vogue? I am much more comfortable picking stocks than speculating on whether growth or value will outperform in the year ahead. I will say that we are currently finding some good long-term fundamental investment opportunities among innovative micro-cap growth companies.

     The Fund had positive returns from the consumer sector this year. These gains were not enough to compensate for losses in the service companies, and the technology and healthcare sectors. I think it's worth noting that our top ten performance list for the year was composed of six technology companies, three healthcare stocks, and one service company. We have been able to find winners in all the sectors of innovation we focus on. However, it has been extremely difficult maintaining a high stock picking batting average during a period in which the economy and stock market have thrown us so many curves.

     The portfolio's posture has remained stable, with a few exceptions. We increased our technology sector allocation from 24% of assets at the beginning of the fiscal year to 40% at its close and we decreased cash reserves from 24% to 22%. Throughout fiscal 2001, we continued to concentrate assets in those companies in which we have the greatest degree of fundamental confidence and believe will perform exceptionally well when the market recovers. As evidenced by the Fund's strong performance coming off bottoms, this strategy has worked consistently for us in the past. We expect it will enhance returns when the market starts making sustained progress in the future.

     We are stock pickers not market forecasters; however, our shareholders always seem interested in our opinions on the market. We are happy to oblige with the caveat that these are opinions, not predictions. Despite the negative near-term outlook for economic growth, we believe this is a period that will provide investors with attractive long-term investment opportunities. The Federal Reserve has pumped liquidity into the financial system and cut interest rates 11 times for a total decline of 4.25 percentage

[SIDENOTE]

FUND PROFILE
THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR
ENTREPRENEURIALLY-MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

points. Cash reserves in money market funds have been increasing, and short positions, which represent potential future buying, have risen to record levels. Although these developments are positives in assessing the outlook for the stock market, the events of September 11 have added another dimension of uncertainty regarding how long it will take for the economy to recover and investor confidence to return. Stocks enjoyed a great October. However, investors will be confronted with a quarter or two more of poor corporate earnings. Also ongoing concern over terrorism will likely make investors somewhat jittery. So, we expect the market to remain volatile until we see more solid evidence the economy has stabilized and corporate earnings have bottomed.

     The Fund enjoyed cash in-flows in calendar 2001 while many other small company growth funds were suffering sizable redemptions. We believe cash in-flows contribute substantially to our ability to deliver superior investment returns. The Fremont U.S. Micro-Cap portfolio management team would like to thank shareholders for their loyalty and confidence in our investment skills.


Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager


                                                     FREMONT U.S. MICRO-CAP FUND
                                                     SECTOR DIVERSIFICATION
                                                     AS OF 10/31/01

[CHART]

Cash                                          (21.8%)
Other                                          (3.8%)
Consumer Non-Durables                          (3.3%)
Retail                                         (3.6%)
Consumer Services                              (4.6%)
Technology (Equipment)                        (18.7%)
Business Equipment & Services                  (7.0%)
Technology (Software)                          (9.0%)
Health Care                                   (16.2%)
Technology (Components)                       (12.0%)

ANNUAL RETURNS

[CHART]

6/30/94-10/31/94*                +3.60%
11/01/94-10/31/95               +38.68%
11/01/95-10/31/96               +41.46%
11/01/96-10/31/97               +28.80%
11/01/97-10/31/98               -23.45%
11/01/98-10/31/99              +110.46%
11/01/99-10/31/00               +46.07%
11/01/00-10/31/01               -20.05%

TOP TEN HOLDINGS

Riverstone Networks, Inc.                         3.8%
Gene Logic, Inc.                                  2.8%
ArthroCare Corp.                                  2.4%
Powell Industries, Inc.                           2.3%
Endocare, Inc.                                    2.3%
Anaren Microwave, Inc.                            2.3%
Zygo Corp.                                        2.2%
Take-Two Interactive Software, Inc.               1.9%
ATMI, Inc.                                        1.8%
Kroll, Inc.                                       1.7%
                                   TOTAL         23.5%

GROWTH OF $10,000(1)

[CHART]

                                                           9994505
       FREMONT U.S. MICRO-CAP FUND                   RUSSELL 2000 INDEX
      ------------------------------                 ------------------------------------------------------
      30-Jun-94              $10,000                                $10,000
      31-Jul-94      2.20%   $10,220                   1.64%        $10,164
      31-Dec-98     12.70%   $25,585                   6.19%        $18,723
      31-Dec-99     20.04%   $58,719                  11.32%        $22,704
      31-Dec-00      1.79%   $52,481                   8.59%        $22,016        120.158%         12.898%
      31-Jan-01     12.17%   $58,868                   5.21%        $23,163        131.628%         13.594%
      28-Feb-01    -15.73%   $49,610                  -6.56%        $21,643        116.433%         12.279%
      31-Mar-01     -8.66%   $45,313                  -4.89%        $20,585        105.850%         11.286%
      30-Apr-01     11.68%   $50,606                   7.82%        $22,195        121.947%         12.375%
      31-May-01      6.48%   $53,887                   2.46%        $22,741        127.407%         12.609%
      30-Jun-01      5.26%   $56,719                   3.45%        $23,525        135.252%         12.998%
      31-Jul-01     -3.62%   $54,668                  -5.41%        $22,253        122.525%         11.951%
      31-Aug-01     -4.68%   $52,110                  -3.23%        $21,534        115.338%         11.290%
      30-Sep-01    -16.42%   $43,555                 -13.46%        $18,635         86.353%          8.962%
      31-Oct-01     13.09%   $49,258                   5.85%        $19,725         97.255%          9.700%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 YEAR     3 YEARS     5 YEARS   SINCE INCEPTION (6/30/94)
-----------------------------------------------------------
 -20.05%    34.94%      19.37%             24.27%



* Unannualized. (1)Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Dr. Kenneth Rosen and Michael Torres
Lend Lease Rosen
Real Estate Securities LLC

[PHOTO OF DR. KENNETH ROSEN][PHOTO OF MICHAEL TORRES]
Dr. Kenneth Rosen and Michael Torres

TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont Real Estate Fund returned 2.84% and 10.43% compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 3.00% and 15.57% gains.

     Real estate securities were among the few bright spots in an otherwise dismal stock market in fiscal 2001. Supported by declining interest rates and largely favorable supply/demand dynamics, real estate fundamentals remained relatively strong despite the weakening economy. Respectable earnings growth combined with generous yields translated into solid performance.

     Real estate securities also enjoyed a tailwind produced by re-appraisals from three influential organizations. First, the Internal Revenue Service ruled that Real Estate Investment Trusts (REITs) are "active" companies and therefore qualify for different (and more favorable) tax treatment. Second, a report published by leading investment research firm Ibbotson Associates concluded that real estate securities provide effective diversification for equities portfolios. This came as no surprise to seasoned real estate securities investors, but it appears to be influencing investors to increase their commitments in this asset class. Finally, after extensive lobbying by the National Association of Real Estate Investment Trusts, Standard & Poor's decided to include REITs in its various equities indices. On October 9, $13 billion market cap Equity Office Properties (our largest portfolio holding) was placed in the S&P 500 Index. We believe a few more of our large cap REIT holdings may make it into the S&P 500 in the coming year as mergers in other sectors create openings in the index.

     Although the Fund closed fiscal 2001 with a good gain, it has been rough sledding since mid-August when real estate securities began giving ground. With the tragic events of September 11 virtually guaranteeing a recession, the group continued to retreat. Hotel REITs (which we largely avoid due to earnings volatility) were hit particularly hard as travel and tourism ground to a halt following the terrorist attacks. Retail REITs also fell as consumer confidence plummeted. The November 1 release of calendar third quarter office vacancy rates (12% versus 10% in the second quarter) may increase the pressure on office REITs in the coming months.

     Presently, we believe most if not all the potential bad news is discounted in real estate securities prices. Demand is softening and vacancy rates are increasing. But, new development is also slowing in response to economic uncertainty. By historical standards, demand remains in relatively good balance with supply. We expect earnings growth rates to decline from 8-9% this year to 5-6% in 2002. However, with average yields in the 7% range, we still see legitimate potential for low to mid-teen percentage total returns in the year ahead. We believe return potential will increase in 2003 as a recovering economy reinvigorates demand and REIT earnings.

     With interest rates now down to levels we haven't seen in decades, we expect accelerated privatization in the real estate industry. Being able to borrow money long term at 6% to buy "bricks and sticks" assets that over time can generate significantly higher total returns provides a fairly powerful incentive for taking real estate companies private. We are also seeing large, cash laden institutions like CALPERS (the California state pension fund) show increasing interest in acquiring real estate companies. In addition, REITs' significant yield advantage over corporate bonds may bring fixed income investors into the real estate securities market.

     Let us give you an example of a portfolio company we believe will deliver solid returns in the years ahead. Equity Residential Properties (EQR), the sister company of the aforementioned Equity

[SIDENOTE]

FUND PROFILE
THROUGH THE YEARS, REAL ESTATE HAS CREATED NUMEROUS FORTUNES FOR WEALTHY INVESTORS. WITH AN INCREASING PERCENTAGE OF COMMERCIAL REAL ESTATE ASSETS IN THE HANDS OF PUBLICLY TRADED COMPANIES, INVESTORS WITH MORE LIMITED FINANCIAL RESOURCES CAN NOW PARTICIPATE IN ONE OF THE WORLD'S MOST PROFITABLE ENTERPRISES. THE FREMONT REAL ESTATE SECURITIES FUND WAS CREATED TO PROVIDE INVESTORS DIVERSIFICATION AND PROFESSIONALLY MANAGED ACCESS TO THIS PROMISING MARKET SECTOR.

     PORTFOLIO CO-MANAGERS DR. KENNETH ROSEN AND MICHAEL TORRES HAVE A COMBINED 46 YEARS OF REAL ESTATE SECURITIES INVESTMENT EXPERIENCE. DR. ROSEN RECEIVED A PH.D. IN ECONOMICS FROM M.I.T., AND IS PRESENTLY CHAIRMAN OF THE FISHER CENTER FOR REAL ESTATE AND URBAN ECONOMICS AT THE HAAS SCHOOL OF BUSINESS AT THE UNIVERSITY OF CALIFORNIA, BERKELEY. BEFORE FORMING THE PREDECESSOR OF LEND LEASE ROSEN IN 1993, DR. ROSEN ESTABLISHED AND MANAGED SALOMON BROTHERS' REAL ESTATE RESEARCH PROGRAM FROM 1985 TO 1990. PRIOR TO JOINING LEND LEASE ROSEN, MR. TORRES WAS THE DIRECTOR OF REAL ESTATE RESEARCH AND A PORTFOLIO MANAGER FOR WILSHIRE ASSET MANAGEMENT.

Office Properties, is the second largest apartment building REIT in the U.S. It is conservatively financed and well diversified with properties from coast to coast. With new home sales declining due to rising concern over job security, we believe demand for apartments will stay strong and vacancy rates remain modest. The company is guiding Wall Street analysts to lower earnings estimates for the coming quarters, but earnings should grow at around 4-5% in 2002. Add EQR's 6.7% yield and that translates into fairly attractive 11.5-12% total return potential. Additional upside may come from EQR joining EOP (Equity Office Properties) in the S&P 500.

     In conclusion, respectable earnings growth combined with well above market average yield is an effective formula for generating attractive long-term returns. It is a particularly compelling combination in the current stock market environment. Real estate industry fundamentals remain relatively strong, providing the underpinnings for decent earnings growth and secure dividends. Real estate securities' low to mid-teen total return potential did not excite investors much during the 1990's. We believe these type of returns will be appreciated considerably more in the years ahead.


Sincerely,

/s/ Kenneth T Rosen

/s/ Michael A Torres


Portfolio Co-Managers
Dr. Kenneth Rosen and Michael Torres

                                             FREMONT REAL ESTATE SECURITIES FUND
                                             SECTOR DIVERSIFICATION
                                             AS OF 10/31/01

[CHART]

   Cash                                         (4.3%)
   Other                                        (4.2%)
   REITs (Office)                              (34.2%)
   REITs (Industrial)                           (8.7%)
   REITs (Regional Malls)                      (10.1%)
   REITs (Diversified)                          (8.2%)
   REITs (Apartments)                          (30.3%)

   ANNUAL RETURNS

[CHART]

12/31/97-10/31/98*                        -18.78%
11/01/98-10/31/99                          -0.07%
11/01/99-10/31/00                         +10.59%
11/01/00-10/31/01                         +10.43%

   TOP TEN HOLDINGS

Equity Office Properties Trust                           12.1%
Equity Residential Properties Trust                       6.4%
AvalonBay Communities, Inc.                               6.1%
Vornado Realty Trust                                      5.4%
Arden Realty, Inc.                                        4.9%
Boston Properties, Inc.                                   4.8%
Simon Property Group, Inc.                                4.5%
Post Properties, Inc.                                     4.0%
SL Green Realty Corp.                                     4.0%
AMB Property Corp.                                        3.7%
                                           TOTAL         55.9%

GROWTH OF $10,000(1)

[CHART]

           FREMONT REAL ESTATE                                   9998122
             SECURITIES FUND                          NAREIT ALL  INDEX
      ------------------------------                  -----------------------------------------------------
      31-Dec-97              $10,000                                $10,000
      31-Dec-98     -0.24%   $ 8,225                  -3.01%        $ 8,118
      31-Dec-99      2.01%   $ 8,412                   3.00%        $ 7,592
      31-Dec-00      4.91%   $ 9,357                   6.92%        $ 9,408         -5.922%         -2.014%
      31-Jan-01      2.88%   $ 9,626                   1.46%        $ 9,545         -4.549%         -1.497%
      28-Feb-01     -0.61%   $ 9,568                  -1.30%        $ 9,421         -5.790%         -1.868%
      31-Mar-01     -1.84%   $ 9,392                   0.91%        $ 9,507         -4.932%         -1.546%
      30-Apr-01      2.64%   $ 9,640                   2.63%        $ 9,757         -2.432%         -0.737%
      31-May-01      1.35%   $ 9,769                   2.53%        $10,004          0.036%          0.011%
      30-Jun-01      6.04%   $10,359                   5.85%        $10,589          5.889%          1.650%
      31-Jul-01     -1.27%   $10,227                  -1.73%        $10,406          4.057%          1.117%
      31-Aug-01      3.52%   $10,587                   3.39%        $10,758          7.584%          2.014%
      30-Sep-01     -2.04%   $10,371                  -4.01%        $10,327          3.270%          0.862%
      31-Oct-01     -4.42%   $ 9,913                  -2.69%        $10,049          0.492%          0.128%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 YEAR       3 YEARS    SINCE INCEPTION (12/31/97)
---------------------------------------------------
 10.43%        6.86%            -0.23%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the National Association of Real Estate Investments Trust(R) (NAREIT) ALL Index. The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate including changing general and local economic, financial, competitive, and environmental conditions. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO OF BILL GROSS]
Bill Gross

TO OUR SHAREHOLDERS,
For the one-year period ending October 31, 2001, the Fremont Bond Fund returned 15.79% verses 14.56% for the Lehman Brothers Aggregate Bond Index.

     The U.S. economy weakened significantly during the first half of 2001, though many investors expected that aggressive easing by the Federal Reserve would spark a recovery in the near future. This optimism, bolstered by resilient consumer confidence and a strong housing sector, was reflected in a rally of credit-sensitive bonds. However, signs of longer-term economic weakness remained despite an aggressively supportive Fed, which reduced short-term interest rates by 425 basis points (4.25%) to 1.75%. The impact on the fixed income market has been a dramatic fall in yields and a steepening of the Treasury yield curve. 2-yr Treasury yields fell by 350 basis points (3.5%), while 30-yr Treasury yields fell by 91 basis points (.91%).

     The U.S. slowdown was well advanced prior to the terrorist attack on September 11 and has since accelerated. Major indicators point to continued retrenchment by debt-laden businesses and consumers after several years of over-indulgence. Investment spending and profits at U.S. companies are falling, unemployment and layoffs across a wide range of industries are on the rise and consumer confidence, long the bulwark of U.S. growth, has fallen to an eight-year low as consumers spent just enough to keep the economy from contracting.

PORTFOLIO RECAP
Based on our outlook for a sluggish global economy, we positioned the Bond Fund for weak corporate profits and accommodative monetary policies. This conservative posture added value as expectations of a quick economic recovery were thwarted by poor earnings, a slumping stock market and uncertainty after the attacks. An above-benchmark duration was strongly positive for the year. Duration was reduced to near-benchmark during the third quarter as yields more fully discounted economic weakness. Our focus on shorter maturities, including eurodollar futures, was also positive as these yields fell the most, prompting our move toward a neutral curve posture late in the third quarter. A mortgage overweight added quality to the portfolio but underperformed Treasuries as their attractive yields were offset by prepayments over the period. A corporate underweight detracted from relative returns as the sector outperformed despite falling profits. Non-U.S. positions, focused in short maturity European issues, added value but lagged U.S. positions. A modest euro position was positive as it rose slightly from .85 $/euro to .90 $/euro amid prospects for stronger growth in Euroland.

OUTLOOK AND STRATEGY
Our three- to five-year forecast of sluggish U.S. and global growth of about 2% remains intact following the terrorist attacks against the U.S. on September 11th. Our cyclical forecast, however, suggests a deeper contraction in the U.S. economy with a steeper recovery over the next year versus prior expectations. We expect that the economy will contract over the next two quarters as heightened uncertainty in the aftermath of September 11th will diminish the appetite for spending and risk taking among consumers and businesses.

     U.S. fiscal and monetary policy was accommodative before the terrorist actions. Accelerated fiscal and monetary policy responses by the Federal government will offset uncertainty and disorder following September 11th and help produce a rebound in growth by the middle of next year. Fiscal stimulus will include increased spending on defense, emergency relief and infrastructure repair. We expect both the Federal Reserve and the inflation-wary

[SIDENOTE]

FUND PROFILE
THE FREMONT BOND FUND INVESTS IN HIGH QUALITY CORPORATE, MORTGAGE-BACKED, HEDGED-INTERNATIONAL, AND GOVERNMENT BONDS. THE FUND'S GOAL IS TO CONSISTENTLY PROVIDE ATTRACTIVE RISK-ADJUSTED RETURNS RELATIVE TO THE BROAD FIXED-INCOME MARKET.

     THREE MAIN PRINCIPLES EMBODY THE FUND'S INVESTMENT PHILOSOPHY: FIRST, PORTFOLIO STRATEGY IS DRIVEN BY LONGER-TERM TRENDS IN INTEREST RATES (THREE-TO FIVE-YEAR ECONOMIC, DEMOGRAPHIC, AND POLITICAL FORECASTS ARE UPDATED ANNUALLY TO IDENTIFY THEIR POTENTIAL IMPACT ON LONG-TERM INTEREST RATE TRENDS); SECOND, CONSISTENT PERFORMANCE IS ACHIEVED BY AVOIDING EXTREME SWINGS IN PORTFOLIO MATURITY/DURATION; AND LASTLY, EMPHASIS IS PLACED ON ADDING VALUE THROUGH THE ANALYSIS OF TRADITIONAL VARIABLES SUCH AS SECTOR, COUPON, AND CREDIT QUALITY.

     PORTFOLIO MANAGER BILL GROSS, FOUNDER AND MANAGING DIRECTOR OF PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), HAS 30 YEARS OF PROFESSIONAL FIXED INCOME INVESTMENT EXPERIENCE. IN ADDITION TO SERVING AS THE SUB-ADVISOR TO THE FREMONT BOND FUND, PIMCO MANAGES OVER $220 BILLION IN FIXED INCOME INVESTMENTS FOR INSTITUTIONAL CLIENTS.

European Central Bank to support global growth by being more accommodative than previously expected.

     The recent bond market rally appeared to fully account for a weak global economy, prompting us to reduce portfolio duration in line with the benchmark. The rally was especially strong among shorter maturity bonds, which motivated our recent move toward a more neutral maturity position relative to the benchmark. Short and intermediate maturity Eurozone bonds still offer compelling value relative to the U.S. We continue to emphasize mortgages, which provide a high quality source of incremental yield compared to corporate and emerging market bonds, which will come under price pressure as the economy contracts in the coming quarters. For now we remain underweighted in corporate bonds and other spread products; however, we are prepared to increase exposure, in particular to corporate bonds, as we reach a cyclical economic bottom and credit fundamentals improve.


Sincerely,

/s/ William H. Gross

William Gross
Portfolio Manager

                                                          FREMONT BOND FUND
                                                          SECTOR DIVERSIFICATION
                                                          AS OF 10/31/01

[CHART]

BBB                           (13.1%)
A                              (8.7%)
AA                             (4.3%)
AAA                           (73.9%)



ANNUAL RETURNS

[CHART]

4/30/93* 10/31/93                          +5.15%
11/01/93-10/31/94                          -4.42%
11/01/94-10/31/95                         +16.49%
11/01/95-10/31/96                          +8.18%
11/01/96-10/31/97                          +9.54%
11/01/97-10/31/98                         +10.31%
11/01/98-10/31/99                          +0.01%
11/01/99-10/31/00                          +8.33%
11/01/00-10/31/01                         +15.79%

TOP TEN HOLDINGS

GNMA I TBA, 6.000%, 11/30/31                                     10.0%
30-yr. U.S. Long Bond Futures,
   250 Contracts, Exp. Dec. '01                                   8.0%
10-yr. EuroBund Futures,
   421 Contracts, Exp. Dec. '01                                   8.0%
30-yr. U.S. Long Bond Futures,
   238 Contracts, Exp. Dec. '01                                   7.0%
30-yr. U.S. Long Bond Futures,
   204 Contracts, Exp. Dec. '01                                   6.0%
30-yr. U.S. Long Bond Futures,
   200 Contracts, Exp. Dec. '01                                   6.0%
FHLMC, 6.500%, 08/14/31                                           4.0%
5-yr. Interest Rate Swap, Exp. 12/17/01                           3.0%
10-yr. U.S. Treasury Bond Futures,
   70 Contracts, Exp. Dec. '01                                    3.0%
GNMA 1 TBA, 7.000%, 11/20/31                                      3.0%
                                          TOTAL                  58.0%

GROWTH OF $10,000(1)

[CHART]

                                                                                       9995601
                                                                                     LEHMAN BROS.
              FREMONT BOND FUND                                                 AGGREGATE BOND INDEX
      ------------------------------                                 -----------------------------------------------
      30-Apr-93              $10,000                                                $10,000
      31-Dec-98      0.30%   $15,423                                  0.30%         $14,868
      31-Dec-99     -0.68%   $15,231                                 -0.48%         $14,743
      31-Dec-00      1.56%   $17,176                                  1.86%         $16,458         64.580%   6.710%
      31-Jan-01      1.38%   $17,413                                  1.63%         $16,726         67.263%   6.857%
      28-Feb-01      1.04%   $17,594                                  0.87%         $16,872         68.718%   6.906%
      31-Mar-01      0.60%   $17,699                                  0.50%         $16,956         69.561%   6.896%
      30-Apr-01     -0.75%   $17,567                                 -0.42%         $16,885         68.849%   6.767%
      31-May-01      0.63%   $17,678                                  0.60%         $16,986         69.862%   6.773%
      30-Jun-01      0.05%   $17,686                                  0.38%         $17,051         70.508%   6.752%
      31-Jul-01      3.32%   $18,273                                  2.24%         $17,433         74.327%   6.967%
      31-Aug-01      1.18%   $18,489                                  1.15%         $17,633         76.332%   7.040%
      30-Sep-01      1.75%   $18,812                                  1.16%         $17,838         78.377%   7.116%
      31-Oct-01      2.05%   $19,197                                  2.09%         $18,211         82.105%   7.303%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 YEAR     5 YEARS    SINCE INCEPTION (4/30/93)
------------------------------------------------
 15.79%      8.68%               7.97%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Arno A. Rayner & William C. Williams
Rayner Associates, Inc.

[PHOTO OF ARNO A. RYNER]
Arno A. Ryner

TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont California Intermediate Tax Free Fund returned 5.13% and 7.49% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 4.98% and 9.49% gains.

     California municipal securities continued to produce solid returns in fiscal 2001. Supply increased, but demand remained quite strong. For example, the State recently brought to market $5.7 billion in Revenue Anticipation Notes yielding just 2.1% and had no problem selling them to investors. Although the State budget surplus is in the process of evaporating, California General Obligation Bonds (GO's) are still rated A+ by Standard & Poor's and AA3 by Moody's. We expect the State GO's to maintain these credit ratings for the foreseeable future.

     The California economy has recently slowed considerably. Currently, State Gross Domestic Product (GDP) growth is flat and the economy may dip into recession within the next 4-6 months. Unemployment may temporarily rise to about 6.5%, up from 4.5% a year ago. However, the California economy will benefit more from increased defense spending than most states and this should improve the employment picture in the year ahead. The residential building boom continues in full force. Prices have leveled off in most places and declined modestly in former "hot spots" such as Marin County and Silicon Valley, but the builders are still building, and with mortgage rates quite low, there are plenty of buyers in the housing market.

     The State's utilities crisis now appears to be over. However, the State will have to raise money to finance the costs of this debacle. A proposed $12.5 billion revenue bond issue has been postponed until 2002 to allow the Governor, the Public Utilities Commission, and the Federal Energy Regulatory Commission to come to terms with all the issues involved in the utilities mess. As of now, we don't know whether these bonds will be taxable, tax-free, or a combination of the two.

     Municipal securities' yields have declined and the yield curve has steepened considerably. A year ago, investment grade securities with 16-year maturities were yielding 5%. Today, they are yielding 4.75%, and we would have to go out to 19 years to get 5% yields. Rather than going farther out on the yield curve and increasing interest rate risk or buying lower credit quality bonds, we have employed new strategies to hit our 5% portfolio yield target. One of the things we have done is bought issues from smaller municipalities. Because the "little guys" bring debt to market in smaller pieces, large institutional investors usually don't participate. Consequently, smaller issuers must offer higher yields to attract buyers. Since these issues are fully insured, we aren't taking any credit risk.

     Another strategy we have used to enhance portfolio yield has been to buy callable bonds (debt that can be retired by the issuer after a specific date prior to their maturity date). Because most fixed income investors are somewhat reluctant to buy debt that can be called, these securities generally provide higher yields.

     At the close of this reporting period, the Fund's portfolio yield is 5%, just 1 basis point (1/100 of 1%) lower than six months ago. The average coupon rate is 5.32%. Weighted average maturity is 9.0 years and duration is 6.6 years. The Fund continues to be rated AA by Moody's and Standard & Poor's, with 87% of our holdings being rated AA or higher.

     Municipal securities outperformed Treasuries by a substantial margin in fiscal 2001. At the beginning of the fiscal year, AAA-rated 10-year municipal securities yielded 97% of 10-year Treasuries. At the close of the year, muni yields had shrunk to about 82% of



[SIDENOTE]

FUND PROFILE
THE FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND SEEKS DOUBLE TAX-FREE INCOME FOR CALIFORNIA RESIDENTS THROUGH INVESTING IN HIGH CREDIT QUALITY CALIFORNIA MUNICIPAL SECURITIES.

     PORTFOLIO CO-MANAGERS ARNO RAYNER AND WILLIAM WILLIAMS BELIEVE ACTIVE DURATION MANAGEMENT, OPPORTUNISTIC SECTOR ALLOCATION, AND INDIVIDUAL SECURITY SELECTION CAN ENHANCE MUNICIPAL BOND PORTFOLIO RETURNS. CREDIT QUALITY IS ALWAYS FIRST PRIORITY. THE FUND HOLDS INVESTMENT GRADE RATED SECURITIES AND SELECTED NON-RATED BONDS, WHICH AFTER INTERNAL CREDIT ANALYSIS ARE BELIEVED TO DESERVE AN INVESTMENT GRADE RATING.

     FOUNDED IN 1977, SUB-ADVISOR RAYNER ASSOCIATES, INC. MANAGES OVER $200 MILLION IN FIXED INCOME ASSETS FOR PRIVATE CLIENTS.

Treasury yields (as municipal securities prices increased, yields declined). However, the Fund's 5% yield is actually higher than the 10-Year Treasuries 4.26%, providing a considerable after-tax advantage for upper income California residents.

     Recently, California business leaders have been publicly pressuring Governor Davis and the Legislature to cut state income taxes to stimulate the economy. The politicians have been listening politely, but with state tax revenues declining, we don't think they will have the inclination or financial leeway to cut state income taxes (we note the sales tax is scheduled to increase by 1% in January). As long as California continues to have one of the highest state income taxes in the nation, the Fremont California Intermediate Tax-Free Fund will continue to provide its own form of tax relief for shareholders.


Sincerely,

/s/ Arno A. Ryner    /s/ William C. Williams

Arno A. Rayner and William C. Williams
Portfolio Co-Managers

                                                 FREMONT CALIFORNIA INTERMEDIATE
                                                 TAX-FREE FUND
                                                 PORTFOLIO CREDIT QUALITY
                                                 AS OF 10/31/01

[CHART]

A                            (13.1%)
AAA                          (62.1%)
AA                           (24.8%)

ANNUAL RETURNS

[CHART]

11/16/90-10/31/91*                       +9.36%
11/01/91-10/31/92                        +7.37%
11/01/92-10/31/93                       +11.37%
11/01/93-10/31/94                        -3.94%
11/01/94-10/31/95                       +12.77%
11/01/95-10/31/96                        +4.63%
11/01/96-10/31/97                        +6.75%
11/01/97-10/31/98                        +7.16%
11/01/98-10/31/99                        -0.68%
11/01/99-10/31/00                        +6.78%
11/01/00-10/31/01                        +7.49%

TOP TEN HOLDINGS

Sacramento Municipal Utilities District                            3.3%
City of Los Angeles, Wastewater System Revenue                     2.5%
East Bay California Municipal Utilities District                   2.5%
Yucaipa School Facilities Finance Authority                        2.4%
City of Industry, Urban Development Agency                         1.9%
Orange County Transportation Authority                             1.7%
California State Public Works Board                                1.7%
Los Angeles County Public Works
   Finance Authority                                               1.7%
Orange County Transportation Authority                             1.7%
Kings River Conservation District                                  1.7%
                                            TOTAL                 21.1%

GROWTH OF $10,000(1)

[CHART]

      FREMONT CALIFORNIA INTERMEDIATE
               TAX-FREE FUND                          LEHMAN MUNI 5-YEAR STATE G.O. INDEX
      -------------------------------                 -----------------------------------------------------
      16-Nov-90              $10,000                                $10,000
      30-Nov-90      0.64%   $10,064                   0.67%        $10,067
      31-Dec-98      0.00%   $17,014                   0.44%        $16,755
      31-Dec-99     -0.86%   $16,852                  -0.33%        $16,874
      31-Dec-00      1.41%   $18,330                   1.61%        $18,169         81.693%          6.075%
      31-Jan-01      1.01%   $18,516                   1.73%        $18,484         84.837%          6.202%
      28-Feb-01      0.17%   $18,546                   0.24%        $18,528         85.280%          6.179%
      31-Mar-01      0.30%   $18,602                   0.80%        $18,676         86.762%          6.208%
      30-Apr-01     -1.18%   $18,382                  -0.53%        $18,577         85.773%          6.104%
      31-May-01      1.13%   $18,589                   0.99%        $18,761         87.612%          6.153%
      30-Jun-01      0.57%   $18,695                   0.44%        $18,844         88.437%          6.148%
      31-Jul-01      0.83%   $18,850                   1.12%        $19,055         90.548%          6.208%
      31-Aug-01      1.87%   $19,203                   1.34%        $19,310         93.101%          6.289%
      30-Sep-01     -0.21%   $19,162                   0.25%        $19,358         93.584%          6.264%
      31-Oct-01      0.79%   $19,325                   0.74%        $19,502         95.016%          6.285%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 YEAR      5 YEARS   10 YEARS  SINCE INCEPTION (11/16/90)
-----------------------------------------------------------
  7.49%       5.45%      5.86               6.20%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTO OF NORMAN GEE][PHOTO OF MICHELLE ROMANO]
Norman Gee and Michelle Romano


TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont Money Market Fund returned 1.79% and 4.67% compared to the iMoneyNet's Money Market First Tier Taxable Average's 1.55% and 4.20% gains. Although portfolio yield declined as the Federal Reserve aggressively lowered short-term interest rates, the Fund fulfilled its primary mandate--protecting shareholder capital. We also outperformed most of our competitors during the year, with the Fund once again finishing in the top 12% of comparable funds in the iMoneyNet first tier taxable money market fund universe, which is composed of 301 funds.

     The tragic events of September 11th shattered consumer confidence, kicking the last prop out from under an already shaky economy. As evidence the consumer is rattled, we note that the boom in home mortgage refinancing--in past years, a source of money for consumers to spend--is now being used primarily to shore up household balance sheets. The growth in credit card debt is slowing--another indication the consumer is de-leveraging. New and existing home sales are also slowing. Auto sales have held up reasonably well, but only because of large rebates and incentives like 0% financing. We think that lower interest rates and fiscal stimulus will eventually motivate consumers to start spending again, but not as soon as the Federal Reserve and federal government would like. At this juncture, we believe the economy is in recession and that any meaningful recovery will be postponed until second half 2002.

     For the time being, inflation is not an issue. Companies simply don't have sufficient pricing power to pass higher costs on to their customers. Wage pressure is also ebbing. Massive layoffs in manufacturing and technology have cut most of the fat from the bone in the hardest hit sectors of the economy. So, we don't anticipate unemployment rising significantly from current levels. However, in this environment, nobody is knocking on the boss' door asking for a raise. Currently running around 2.6%, inflation should remain below 3% for the next several years. Despite its goal of eliminating inflation, considering current circumstances, we think the Federal Reserve can live with this level. As we write, the Fed has cut short-term rates eleven times for a total of 425 basis points (4.25%) in calendar 2001. This translates into lower money market yields, but as previously mentioned, should provide the spark for a consumer led recovery in the year ahead.

     Due to short supply in the longer end of the market, the portfolio's average maturity was in the 55-60 day range through most of first half fiscal 2001. With the Fed cutting rates, this was not as long as we would have liked, but still significantly longer than the 47-day average maturity in the money market fund universe. Fortunately, we were able to lengthen average maturity to around 75 days prior to September 11. This further enhanced returns as the Fed instituted two 50 basis point (.50%) cuts in the aftermath of the tragedy. Anticipating additional Fed rate cuts, we have maintained an average maturity in the 75-80 day range compared to a 54-day average maturity for the money market universe. Looking ahead, we will likely shorten the portfolio's average maturity.

     The portfolio was also "barbelled" in the first half, with heavy weightings in money market instruments with the shortest and longest maturities. We benefited from over-weighting in the long end of the market. In the short end of the market, our strategy of buying overnight paper (securities with a one-day maturity) late during daily trading sessions when dealers discount the merchandise helped us generate a little extra yield. We are now moving toward a "laddered" structure with assets distributed more evenly across the maturity spectrum.

[SIDENOTE]

FUND PROFILE
FREMONT MONEY MARKET FUND INVESTS PRIMARILY IN HIGH-QUALITY SHORT-TERM DEBT SECURITIES (COMMERCIAL PAPER) ISSUED BY U.S. CORPORATIONS AND U.S. SUBSIDIARIES OF FOREIGN CORPORATIONS. THE FUND WILL ALSO TAKE SMALL POSITIONS IN OTHER INVESTMENT-GRADE SHORT-TERM DEBT INSTRUMENTS SUCH AS YANKEE CDS (DOLLAR DENOMINATED CERTIFICATES OF DEPOSIT IN FOREIGN BANKS).

     PORTFOLIO CO-MANAGERS NORMAN GEE AND MICHELLE ROMANO STRIVE TO ADD VALUE THROUGH PRICE-SENSITIVE TRADING AND BY IDENTIFYING UNDERVALUED HIGH QUALITY MONEY MARKET SECURITIES. THEY WILL ALSO MAKE CONSERVATIVE ADJUSTMENTS TO THE PORTFOLIO'S AVERAGE MATURITY RELATIVE TO THE MARKET IN ATTEMPTING TO ENHANCE TOTAL PORTFOLIO YIELD.

     In closing, we are pleased to have protected shareholder capital during these trying times. Of course, money market fund yields have declined substantially, providing some incentive to venture back in to the equities market. Indeed, stocks had a great October, recovering most of the losses sustained during the week the market reopened following the terrorist attacks. However, this may not signal the start of a bull market. We suspect stocks will continue to drift until investors see convincing evidence that corporate profits have bottomed. In the interim, we will continue to provide shelter for our shareholders' savings.


Sincerely,

/s/ Norman Gee
/s/ Michelle S. Romano

Norman Gee and Michelle Romano
Co-Portfolio Managers

                                                      FREMONT MONEY MARKET FUND
                                                      GEOGRAPHIC DIVERSIFICATION
                                                      AS OF 10/31/01

[CHART]

Other                                 (8.8%)
Luxembourg                            (3.1%)
Canada                                (4.4%)
United Kingdom                        (5.0%)
Germany                               (6.3%)
United States                        (56.2%)
Switzerland                           (6.8%)
Japan                                 (9.4%)

ANNUAL RETURNS

[CHART]

11/18/88-10/31/89*                   +8.52%
11/01/89-10/31/90                    +7.99%
11/01/90-10/31/91                    +6.51%
11/01/91-10/31/92                    +3.73%
11/01/92-10/31/93                    +2.66%
11/01/93-10/31/94                    +3.49%
11/01/94-10/31/95                    +5.84%
11/01/95-10/31/96                    +5.34%
11/01/96-10/31/97                    +5.39%
11/01/97-10/31/98                    +5.45%
11/01/98-10/31/99                    +4.89%
11/01/99-10/31/00                    +5.99%
11/01/00-10/31/01                    +4.67%

TOP TEN HOLDINGS

Koch Industries, Inc., CP                                          1.3%
Baycrische Hypo-und Vereinsbank AG, YCD                            1.3%
Marsh & McLennan Cos., Inc., CP                                    1.3%
Toronto Dominion Holdings USA, Inc., CP                            1.3%
Glaxo Wellcome PLC, CP                                             1.3%
Halifax PLC, CP                                                    1.3%
Federal Home Loan Bank, AN                                         1.3%
Eksportfinans ASA, CP                                              1.3%
AWB Ltd., CP                                                       1.3%
Panasonic Finance Corp., CP                                        1.3%
                                             TOTAL                13.0%

GROWTH OF $10,000(1)

[CHART]

                                                            9990601
        FREMONT MONEY MARKET FUND                      90-DAY US T-BILLS
      ------------------------------                   ----------------------------------------------------
      18-Nov-88              $10,000                                $10,000
      31-Dec-98      0.46%   $17,193                   0.40%        $17,195
      31-Dec-99      0.49%   $18,043                   0.45%        $18,028
      31-Dec-00      0.54%   $19,149                   0.55%        $19,143         91.430%          5.505%
      31-Jan-01      0.49%   $19,243                   0.66%        $19,269         92.690%          5.522%
      28-Feb-01      0.43%   $19,325                   0.38%        $19,342         93.424%          5.520%
      31-Mar-01      0.45%   $19,413                   0.46%        $19,431         94.312%          5.520%
      30-Apr-01      0.38%   $19,486                   0.44%        $19,516         95.165%          5.519%
      31-May-01      0.37%   $19,557                   0.39%        $19,592         95.922%          5.514%
      30-Jun-01      0.34%   $19,623                   0.29%        $19,649         96.494%          5.501%
      31-Jul-01      0.30%   $19,681                   0.33%        $19,714         97.141%          5.491%
      31-Aug-01      0.32%   $19,744                   0.33%        $19,778         97.781%          5.480%
      30-Sep-01      0.23%   $19,790                   0.43%        $19,862         98.622%          5.479%
      31-Oct-01      0.22%   $19,833                   0.26%        $19,914         99.140%          5.463%


               9994700
            iMONEY FUND REPORT
            PRIME AVERAGE
      --------------------------------------------------------------------
                   $10,000
      0.37%        $16,561
      0.41%        $17,302
      0.48%        $18,276       82.764%        5.102%
      0.46%        $18,360       83.599%        5.105%
      0.42%        $18,437       84.367%        5.108%
      0.39%        $18,508       85.082%        5.105%
      0.36%        $18,574       85.744%        5.101%
      0.32%        $18,634       86.338%        5.092%
      0.29%        $18,688       86.879%        5.082%
      0.27%        $18,738       87.380%        5.070%
      0.25%        $18,785       87.851%        5.056%
      0.23%        $18,828       88.280%        5.041%
      0.19%        $18,863       88.630%        5.023%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/01

 1 YEAR     5 YEARS    10 YEARS  SINCE INCEPTION (11/18/88)
-----------------------------------------------------------
  4.67%      5.28%       4.74%              5.43%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bills. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fremont Mutual Funds, Inc., (hereafter referred to as the "Funds") at October 31, 2001, and the results of each of their operations for the year then ended and for the period December 29, 2000 through October 31, 2001 for the New Era Value Fund, the changes in each of their net assets for each of the two years in the period then ended and for the period December 29, 2000 through October 31, 2001 for the New Era Value Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2001

                            FREMONT GLOBAL FUND
                             OCTOBER 31, 2001


SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS  62.0%

BUSINESS EQUIPMENT & SERVICES  3.1%

      215,600   Amcor Ltd.                            AU           $   715
       39,700   Nortel Networks Corp.                 CA               231
       34,234   Alcatel (Series A)                    FR               516
       16,900   Bouygues SA                           FR               517
       16,600   Neopost SA                            FR               493
        3,300   Vivendi Universal                     FR               154
        6,000   USHIO, Inc.                           JP                75
       59,000   ProSafe ASA                           NO               742
      127,300   Brambles Industries PLC               UK               638
       12,000   Compass Group PLC                     UK                87
       27,300   Hays PLC                              UK                65
        6,900   Alliance Gaming Corp.                 US               137
        7,900   Automatic Data Processing, Inc.       US               408
       18,400   Avaya, Inc.*                          US               164
          300   Ball Corp.                            US                18
          600   Bemis Co.                             US                26
        8,600   BHA Group Holdings, Inc.              US               123
        8,600   Bright Horizons Family
                  Solutions, Inc.*                    US               219
       15,700   Ceridian Corp.                        US               259
        6,100   Cintas Corp.                          US               247
        7,400   Clear Channel
                  Communications, Inc.*               US               282
       43,100   CMGI, Inc.*                           US                65
        2,100   Computer Sciences Corp.*              US                75
       10,200   Convergys Corp.*                      US               287
        5,600   Corporate Executive Board Co.*        US               171
       15,000   CoStar Group, Inc.*                   US               278
        4,000   CSG Systems International, Inc.*      US               125
        1,800   Dana Corp.                            US                19
       10,400   Danaher Corp.                         US               580
       23,900   Dendrite International, Inc.*         US               237
        1,500   Donnelley (R.R.) & Sons Co.           US                38
        1,100   Dow Jones & Co., Inc.                 US                49
        1,700   Ecolab, Inc.                          US                60
       57,900   Electronic Data Systems Corp.         US             3,727
        3,300   Equifax, Inc.                         US                74
       28,400   Exodus Communications, Inc.*          US                 4
       23,650   Fiserv, Inc.*                         US               880
        1,100   Fluor Corp.                           US                41
        1,100   Grainger (W.W.), Inc.                 US                48
        7,900   Infocrossing, Inc.*                   US                39
        5,900   International Game Technology*        US               301
        4,700   Interpublic Group of Cos., Inc.       US               106
       33,200   Kroll, Inc.                           US               531
       10,200   Lamar Advertising Co. (Class A)       US               320
        3,000   Macrovision Corp.*                    US                74
          700   McDermott International, Inc.         US                 7
        1,200   NCR Corp.                             US                43
        2,400   Omnicom Group, Inc.                   US               184
        1,900   Pactiv Corp.                          US                31
        1,500   Pall Corp.                            US                30
        4,800   Paychex, Inc.                         US               154
        1,200   PerkinElmer, Inc.                     US                32
        3,100   Pitney Bowes, Inc.                    US               114
        2,200   Robert Half International, Inc.*      US                45
        2,200   Rockwell International Corp.          US                30
        1,500   Sapient Corp.*                        US                 6
        7,200   Schlumberger Ltd.                     US               349
        1,000   Sealed Air Corp.*                     US                40
        8,000   SEI Investments Co.                   US               246
          700   Snap-on, Inc.                         US                19
        9,000   Tech Data Corp.*                      US               384
        1,200   Tektronix, Inc.                       US                24
       27,200   TeleTech Holdings, Inc.*              US               220
       11,400   Tier Technologies, Inc                US               182
        5,300   TMP Worldwide, Inc.*                  US               158
        1,500   TRW, Inc.                             US                51
      109,900   U.S. Laboratories Inc.                US               735
        3,800   Unisys Corp.*                         US                34
       22,000   Visionics Corp.*                      US               349
        1,600   Visteon Corp.                         US                19
       14,200   Waters Corp.*                         US               504
                                                                ----------
                                                                    18,235
                                                                ----------
CAPITAL GOODS  2.7%

       15,400   Bombardier, Inc. (Class B)            CA               100
       15,550   Siemens AG                            DE               740
        3,000   Schneider Electric SA                 FR               120
      205,000   Johnson Electric Holdings             HK               179
       16,490   CRH PLC                               IE               254
      161,400   Interpump Group SPA                   IT               550
       35,000   Mitsubishi Heavy Industries Ltd.      JP               118
       19,200   Murata Manufacturing Co. Ltd.         JP             1,203
        6,000   THK Co. Ltd.                          JP                80
       41,200   Hoganas AG                            SE               610
        1,400   B.F. Goodrich Co. (The)               US                30
       20,100   Boeing Co.                            US               655
        4,400   Caterpillar, Inc.                     US               197
        1,100   Cooper Industries, Inc.               US                43
          900   Cooper Tire & Rubber Co.              US                12
          500   Cummins Engine Co.                    US                16
        2,900   Deere & Co.                           US               107
        6,800   Delphi Automotive Systems Corp.       US                79
        2,500   Dover Corp.                           US                82
        5,400   Emerson Electric Co.                  US               265
        2,500   General Dynamics Corp.                US               204
      235,750   General Electric Co.                  US             8,584
        1,900   Goodyear Tire
                  & Rubber Co. (The)                  US                35
       10,200   Honeywell International, Inc.         US               301
        3,900   Illinois Tool Works, Inc.             US               223
        6,800   IMPCO Technologies, Inc.*             US               113
        2,000   Ingersoll-Rand Co.                    US                75
        6,300   ITT Industries, Inc.                  US               303
        1,100   Johnson Controls, Inc.                US                80
        5,500   Lockheed Martin Corp.                 US               268
        1,100   Northrop Grumman Corp.                US               110
        7,800   Oshkosh Truck Corp.                   US               299
        4,400   Raytheon Co.                          US               142
        2,200   Rockwell Collins                      US                30
        9,500   Shaw Group, Inc. (The)*               US               261
          900   Worthington Industries, Inc.          US                12
                                                                ----------
                                                                    16,480
                                                                ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
CONSUMER DURABLES  1.4%

        5,500   Magna International, Inc.             CA             $ 291
        6,500   Bayerische Motoren
                  Werke (BMW) AG                      DE               193
       12,300   DaimlerChrysler AG                    DE               429
        2,800   Epcos AG*                             DE               121
       23,700   Zapf Creation AG                      DE               576
        2,200   Peugot SA                             FR                89
      433,000   Ducati Motor Holding SPA              IT               580
       59,000   Matsushita Electric
                  Industrial Co. Ltd.                 JP               698
       50,000   Mitsubishi Motors Ltd.*               JP               101
        3,500   Nintendo Co. Ltd.                     JP               539
       37,000   Nissan Motor Co. Ltd.                 JP               163
        2,900   Rohm Co. Ltd.                         JP               308
       12,300   Sony Corp.                            JP               465
       11,000   Suzuki Motor Co. Ltd.                 JP               113
       18,100   Hunter Douglas NV                     NL               411
       11,100   Koninklijke (Royal)
                  Philips Electronics NV              NL               252
      131,300   GKN PLC                               UK               507
       31,000   TI Automotive Ltd. (Class A)          UK                 0
       55,153   Vitec Group PLC                       UK               268
        5,300   American Woodwork Corp.               US               183
          700   Centex Corp.                          US                27
       14,900   Direct Focus, Inc.                    US               362
       38,800   Exide Technologies                    US                31
       30,200   Ford Motor Co.                        US               485
        8,700   General Motors Corp.                  US               359
       12,900   Harley-Davidson, Inc.                 US               584
          500   KB Home                               US                15
        2,400   Leggett & Platt, Inc.                 US                52
          900   Maytag Corp.                          US                25
          700   Navistar International Corp.          US                21
          900   PACCAR, Inc.                          US                48
          700   Pulte Corp.                           US                23
          800   Whirlpool  Corp.                      US                47
                                                                ----------
                                                                     8,366
                                                                ----------
CONSUMER NON-DURABLES  3.6%

      484,873   Foster's Group Ltd.                   AU             1,180
          192   Compagnie Financiere
                  Richemont AG                        CH               382
        1,520   Nestle SA                             CH               315
        1,300   Groupe Danone                         FR               150
        3,400   LVMH                                  FR               120
       86,000   Li & Fung Ltd.                        HK                82
       46,000   Toray Industries, Inc.                JP               126
       18,075   Heineken NV                           NL               664
        7,200   Unilever NV, ADR                      NL               374
        2,500   VNU NV                                NL                73
       14,600   Assa Abloy AB                         SE               166
       19,400   Pearson PLC                           UK               233
       40,500   Unilever PLC                          UK               294
       17,000   Action Performance
                  Cos., Inc.*                         US               446
          700   Alberto-Culver Co. (Class B)          US                30
          800   American Greetings
                  Corp. (Class A)                     US                11
       11,300   Anheuser-Busch Cos., Inc.             US               471
        8,085   Archer-Daniels-Midland Co.            US               113
        1,300   Avery Dennison Corp.                  US                60
        2,900   Avon Products, Inc.                   US               136
        1,000   Black & Decker Corp.                  US                33
          900   Brown Forman Corp. (Class B)          US                53
        1,200   Brunswick Corp.                       US                21
        5,100   Campbell Soup Co.                     US               144
        7,400   Carnival Corp. (Class A)              US               161
       51,300   Coca-Cola Co.                         US             2,456
        5,600   Coca-Cola Enterprises, Inc.           US               103
       12,000   Colgate Palmolive Co.                 US               690
       31,900   ConAgra, Inc.                         US               731
          400   Coors (Adolph) Co. (Class B)          US                20
        3,700   Eastman Kodak Co.                     US                95
        5,000   Estee Lauder Cos., Inc.               US               161
        1,900   Fortune Brands, Inc.                  US                70
        8,500   Gaiam, Inc.                           US               138
        9,500   Galaxy Nutritional Foods, Inc.        US                57
        8,600   General Mills,  Inc.                  US               395
        2,900   Georgia-Pacific Corp.                 US                80
       13,300   Gillette Co. (The)                    US               413
        6,200   Hain Celestial Group, Inc.*           US               122
        2,100   Hasbro, Inc.                          US                35
       40,800   Hayes Lemmerz
                  International, Inc.                 US                37
        4,400   Heinz (H.J.) & Co.                    US               187
        1,700   Hershey Foods Corp.                   US               108
        1,200   International Flavors &
                  Fragrances, Inc.                    US                34
       23,500   JAKKS Pacific, Inc.                   US               443
        5,200   Kellogg Co.                           US               159
        6,700   Kimberly Clark Corp.                  US               372
          600   Liz Claiborne, Inc.                   US                27
        5,200   Mattel, Inc.                          US                98
       16,100   McDonald's Corp.                      US               420
       16,600   Monterey Pasta Co.                    US               122
        3,200   Newell Rubbermaid, Inc.               US                88
        3,300   Nike, Inc. (Class B)                  US               163
       11,800   Pepsi Bottling Group, Inc.            US               548
       33,210   PepsiCo, Inc.                         US             1,618
       30,700   Philip Morris Cos., Inc.              US             1,437
       35,500   Procter & Gamble Co.                  US             2,619
        4,000   Ralston Purina Group                  US               131
          700   Reebok International Ltd.*            US                15
        9,800   Sara Lee Corp.                        US               218
        8,000   Sherwin-Williams Co.                  US               195
       18,000   Smithfield Foods, Inc.                US               379
        5,200   Standard Commercial Corp.             US                97
        1,000   Stanley Works  (The)                  US                38
        8,500   Sysco Corp.                           US               205
        2,900   The Clorox Co.                        US               104
          700   Tupperware Corp.                      US                14
        2,000   UST, Inc.                             US                67
        1,400   VF Corp.                              US                47
        2,900   Wrigley (WM.) JR. Co.                 US               145
                                                                ----------
                                                                    21,539
                                                                ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
CONSUMER SERVICES  1.6%

        3,800   News Corp. Ltd., ADR                  AU             $ 105
       10,500   Thomson Corp.                         CA               293
           16   Public Groupe SA                      CH                 2
        3,500   Accor SA                              FR               110
        9,100   Societe Television Francaise          FR               204
       27,700   SBS Broadcasting SA*                  LU               420
          700   Societe Europeenne des Satellites     LU                76
      187,900   Corporacion Interamericana
                  de Entretenimiento SA
                  de DV (Series B)                    MX               296
      187,900   Corporacion Interamericana
                  de Entretenimiento SA
                  de DV (Series B) (Rights)           MX                 0
       62,143   Elsevier NV                           NL               722
       50,607   Granada PLC                           UK                95
       24,700   Reuters Group PLC                     UK               234
       92,500   AOL Time Warner, Inc.*                US             2,887
        4,500   Apollo Group, Inc. (Class A)*         US               183
       59,000   Cash America International, Inc.      US               472
       13,900   Cendant Corp.*                        US               180
       25,800   Championship Auto Racing
                  Teams, Inc.*                        US               330
        1,400   Harrah's Entertainment, Inc.          US                41
        4,500   Hilton Hotels Corp.                   US                39
       12,000   Hispanic Broadcasting Corp.*          US               201
       42,100   HomeStore.com, Inc.*                  US               216
       52,300   LoJack Corp.*                         US               280
        3,100   Marriott International,
                  Inc. (Class A)                      US                97
        2,000   New York Times Co. (Class A)          US                82
        1,600   Sabre Holdings Corp. (Class A)*       US                42
        4,100   Starwood Hotels & Resorts
                  Worldwide, Inc.                     US                90
        3,700   Tribune Co. (Class B)                 US               112
        2,500   Univision Communications,
                  Inc. (Class B)*                     US                62
       22,400   Viacom, Inc. (Class B)*               US               818
       33,400   Walt Disney Co. (The)                 US               621
       20,300   Yahoo!, Inc.*                         US               221
                                                                ----------
                                                                     9,531
                                                                ----------
ENERGY  3.9%

       19,000   RWE AG                                DE               743
        5,400   Total Fina Elf SA                     FR               758
        2,407   Total Fina Elf SA                     FR               342
       24,000   ENI-Ente Nazionale
                  Idrocarburi SPA                     IT               300
       16,300   Royal Dutch Petroleum Co.             NL               828
       26,800   Royal Dutch Petroleum Co.,
                  ADR                                 NL             1,354
        3,100   Norsk Hydro ASA                       NO               118
       33,500   Statoil ASA                           NO               231
        1,800   Lukoil-Holding, ADR                   RU                79
      221,891   BG Group PLC                          UK               844
       28,500   Centrica PLC                          UK                91
       60,900   Shell Transport & Trading Co.         UK               456
        1,500   Allegheny Energy, Inc.                US                55
        1,100   Amerada Hess Corp.                    US                65
        3,200   Anadarko Petroleum Corp.              US               183
        1,500   Apache Corp.                          US                77
       11,200   Baker Hughes, Inc.                    US               401
       10,000   BJ Services Co.*                      US               256
        2,800   Burlington Resources, Inc.            US               104
       21,313   ChevronTexaco Corp.                   US             1,887
        7,900   Conoco, Inc.                          US               203
       13,500   Devon Energy Corp.                    US               517
       32,900   Dynegy, Inc. (Class A)                US             1,181
       12,300   El Paso Energy Corp.                  US               603
        9,300   Enron Corp.(c)                        US               129
        2,900   Entergy Corp.                         US               113
        1,400   EOG Resources, Inc.                   US                50
      181,380   Exxon Mobil Corp.                     US             7,155
        4,700   Gulfmark Offshore, Inc.               US               133
       19,300   Halliburton Co.                       US               477
        1,200   Kerr-McGee Corp.                      US                69
        1,400   Kinder Morgan, Inc.                   US                69
       11,800   Nabors Industries, Inc.*              US               363
        9,600   Noble Drilling Corp.*                 US               293
        4,500   Occidental Petroleum Corp.            US               114
          400   Peoples Energy Corp.                  US                15
        4,700   Phillips Petroleum Co.                US               256
        3,800   Reliant Energy, Inc.                  US               106
        1,100   Rowan Cos., Inc.*                     US                19
        2,500   Sempra Energy                         US                58
        1,000   Sunoco, Inc.                          US                37
        1,700   TECO Energy, Inc.                     US                44
        6,400   The Williams Cos., Inc.               US               185
        4,050   Transocean Sedco Forex, Inc.*         US               122
        3,000   Unocal Corp.                          US                97
       66,800   USX-Marathon Group                    US             1,843
                                                                ----------
                                                                    23,423
                                                                ----------
FINANCIAL SERVICES (BANKS)  5.2%

       22,400   Australia & New Zealand
                  Banking Group Ltd.                  AU               201
       66,100   National Australia Bank               AU             1,016
       88,465   Orica Ltd.                            AU               206
        2,100   Westpac Banking Corp. Ltd.            AU                16
        9,006   Credit Suisse First Boston            CH               329
        2,975   UBS AG                                CH               138
       25,000   Bayerische Vereinsbank AG             DE               758
       35,000   Banco Bilbao Vizcaya SA               ES               391
       74,500   Banco Santander Central
                  Hispano SA                          ES               573
       16,417   Societe Generale                      FR               820
       28,600   Allied Irish Banks PLC                IE               277
      229,250   Banca Intesa SPA                      IT               536
       21,000   Sumitomo Mitsui Banking Corp.         JP               130
           62   UFJ Holdings, Inc.                    JP               276
   13,000,000   UFJ Intl Finance Bermuda              JP                94
       11,617   ABN Amro Holding NV                   NL               177
       19,450   ForeningSparbanken
                  AB (Series A)                       SE               195
       13,000   DBS Group Holdings Ltd.               SG                74
       70,000   Oversea-Chinese Banking
                  Corp. Ltd. (Local Shares)           SG               403
       19,000   United Overseas Bank                  SG               106
       21,460   Turkiye Is Bankasi                    TR                77

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (BANKS)  (CONT.)

       89,000   HBOS PLC                              UK           $ 1,002
      111,027   Lloyds TSB Group PLC                  UK             1,117
       26,400   Royal Bank of Scotland Group          UK               632
        4,600   AmSouth Bancorporation                US                80
        6,700   Anchor BanCorp Wisconsin, Inc.        US               106
       38,700   Bank of America Corp.                 US             2,283
        9,200   Bank of New York Co., Inc.            US               313
       23,400   Bank One Corp.                        US               777
        5,500   BB&T Corp.                            US               177
       22,700   Capital One Financial Corp.           US               938
        2,625   Charter One Financial, Inc.           US                72
       84,153   Citigroup, Inc.                       US             3,831
        2,200   Comerica, Inc.                        US               101
        7,258   Fifth Third Bancorp.                  US               409
       24,500   FleetBoston Financial Corp.           US               805
        3,100   Huntington Bancshares, Inc.           US                48
       25,000   JP Morgan Chase & Co.                 US               884
        5,200   KeyCorp                               US               111
       29,700   MBNA Corp.                            US               820
       60,100   Mellon Bank Corp.                     US             2,019
        7,700   National City Corp.                   US               203
        2,700   Northern Trust Corp.                  US               136
        9,200   PNC Bank Corp.                        US               505
        2,800   Regions Financial Corp.               US                75
        4,200   SouthTrust Corp.                      US                95
        4,000   State Street Corp.                    US               182
        3,700   Suntrust Banks, Inc.                  US               221
        3,500   Synovus Financial Corp.               US                81
       12,400   TCF Financial Corp.                   US               521
        1,800   Union Planters Corp.                  US                73
       24,100   US Bancorp                            US               428
       17,700   Wachovia Corp.                        US               506
       66,250   Washington Mutual, Inc.               US             2,000
       77,500   Wells Fargo & Co.                     US             3,061
        1,100   Zions Bancorporation                  US                53
                                                                ----------
                                                                    31,458
                                                                ----------
FINANCIAL SERVICES (OTHER)  4.6%

   12,000,000   Sanwa International Financial
                  Bermuda Trust                       BM                66
        1,600   XL Capital Ltd. (Class A)             BM               139
        6,415   Swiss Re                              CH               659
        6,415   Swiss Re (Rights)                     CH                 0
       69,000   Cheung Kong Holdings                  HK               584
           47   Kerry Properties Ltd.                 HK                 0
      236,000   Wharf Holdings Ltd.                   HK               437
       16,100   Irish Life and Permanent PLC          IE               170
        9,500   Assicurazioni Generali SPA            IT               260
        3,700   Acom Co. Ltd.                         JP               309
        3,150   Aiful Corp.                           JP               247
       17,000   Daiwa Securities Co. Ltd.             JP               111
       27,000   Mitsubishi Estate Co. Ltd.            JP               264
       32,000   Mitsui Fudosan Co. Ltd.               JP               325
       57,620   Mitsui Sumitomo Insurance Co.         JP               320
       31,000   Nichido Fire & Marine
                  Insurance Co., Ltd.                 JP               174
       19,000   Nikko Cordial Corp.                   JP               102
       19,000   Nomura Holdings, Inc.                 JP               250
        2,700   Promise Co. Ltd.                      JP               174
       26,395   Aegon NV                              NL               662
        4,132   Aegon NV, ADR                         NL               104
        3,518   ING Groep NV                          NL                88
       31,186   ING Groep NV, ADR                     NL               775
       32,000   Prudential Corp. PLC                  UK               334
       14,800   ACE Ltd.                              US               522
       24,700   Actrade Financial
                  Technologies, Ltd.                  US               619
        6,700   Aflac, Inc.                           US               164
        9,200   Allstate Corp.                        US               289
        1,300   AMBAC Financial Group, Inc.           US                62
       16,600   American Express Co.                  US               489
       46,372   American International
                  Group, Inc.                         US             3,645
        3,300   Aon Corp.                             US               126
        1,300   Bear Stearns Co., Inc. (The)*         US                70
        2,200   Chubb Corp. (The)                     US               150
        1,900   Cigna Corp.                           US               139
        2,000   Cincinnati Financial Corp.            US                74
       29,800   Concord EFS, Inc.*                    US               816
        4,000   Conseco, Inc.                         US                12
        1,400   Countrywide Credit
                  Industries, Inc.                    US                56
          900   Deluxe Corp.                          US                31
       44,000   Fannie Mae                            US             3,562
       10,300   Fidelity National Financial, Inc.     US               237
        3,300   Franklin Resources, Inc.              US               106
       22,000   Freddie Mac                           US             1,492
        2,000   Golden West Financial Corp.           US                97
       20,700   H&R Block, Inc.                       US               705
        8,000   Hartford Financial Services
                  Group, Inc.                         US               432
       12,900   Household International, Inc.         US               675
        1,950   Jefferson-Pilot Corp.                 US                81
        3,900   John Hancock Financial
                  Services, Inc.                      US               133
        7,900   Legg Mason, Inc.                      US               333
        8,100   Lehman Brothers Holdings, Inc.        US               506
        2,400   Lincoln National Corp.                US               102
       20,200   Loews Corp.                           US             1,026
        3,500   Marsh & McLennan Cos., Inc.           US               339
        1,800   MBIA, Inc.                            US                83
       10,600   Merrill Lynch & Co.                   US               463
        9,300   Metlife, Inc.                         US               250
        1,300   MGIC Investment Corp.                 US                67
        2,000   Moody's Corp.                         US                69
       21,700   Morgan Stanley Dean
                  Witter & Co.                        US             1,062
          900   Progressive Corp.                     US               125
        9,500   Providian Financial Corp.             US                37
        1,600   Safeco Corp.                          US                49
       17,500   Schwab (Charles) Corp.                US               225
        2,700   St. Paul Cos., Inc. (The)             US               124
        6,700   Stilwell Financial, Inc.              US               135
        1,500   T Rowe Price Group, Inc.              US                42
        8,200   The Principal Financial
                  Group, Inc.                         US               184
        1,500   Torchmark Corp.                       US                56
        2,900   UnumProvident Corp.                   US                65


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER)  (CONT.)

        8,000   USA Education, Inc.
                  (AKA Sallie Mae)                    US             $ 652
      286,100   Sanlam Ltd.                           ZA               267
                                                                ----------
                                                                    27,599
                                                                ----------
HEALTH CARE  10.3%

       12,783   Novartis AG                           CH               478
        3,020   Roche Holding AG                      CH               209
       11,300   Sanofi Synthelabo SA                  FR               744
       18,700   Elan Corp. PLC, ADR*                  IE               854
       35,200   Lumenis Ltd.                          IL               700
       14,000   Chugai Pharmaceutical Co. Ltd.        JP               204
       33,000   Eisai Co. Ltd.                        JP               843
        4,000   Sankyo Co. Ltd.                       JP                78
       20,000   Shionogi & Co. Ltd.                   JP               357
       34,100   Getinge Industrier AB                 SE               470
       13,000   AstraZeneca Group PLC                 UK               585
       22,200   AstraZeneca Group PLC
                  (Swedish Exchange)                  UK               997
       49,525   GlaxoSmithKline PLC                   UK             1,330
        7,300   Shire Pharmaceuticals
                  Group PLC                           UK               106
       26,300   Abbott Laboratories                   US             1,393
        1,700   Aetna, Inc.*                          US                47
       11,600   Allergan, Inc.                        US               833
        5,900   American Healthcorp, Inc.             US               239
       62,400   American Home Products Corp.          US             3,484
        3,900   AmerisourceBergen Corp.               US               248
       65,450   Amgen, Inc.*                          US             3,719
        3,000   Andrx Corp.                           US               195
       11,600   Applied Biosystems Group              US               338
       35,700   ArthroCare Corp.*                     US               705
        2,800   Barr Laboratories, Inc.*              US               204
          700   Bausch & Lomb, Inc.                   US                23
        7,400   Baxter International, Inc.            US               358
        3,100   Becton Dickinson & Co.                US               111
       17,500   Biogen, Inc.*                         US               962
       15,000   Biomet, Inc.                          US               457
        4,400   Biosite Diagnostics, Inc.             US                69
        4,900   Boston Scientific Corp.*              US               111
       95,600   Bristol-Myers Squibb Co.              US             5,110
          600   C.R. Bard, Inc.                       US                33
       12,100   Cardinal Health, Inc.                 US               812
       11,000   Caremark Rx, Inc.                     US               147
       40,600   Chiron Corp.*                         US             2,185
       50,200   eBenX, Inc.*                          US               173
       27,700   Eclipsys Corp.*                       US               346
       35,500   Endocare, Inc.*                       US               788
        7,000   Exact Sciences Corp.                  US                57
        1,800   Express Scripts, Inc. (Class A)*      US                74
       26,500   First Consulting Group, Inc.          US               317
        4,200   Forest Laboratories,
                  Inc. (Class A)*                     US               312
       26,500   Fusion Medical Technologies,
                  Inc.*                               US               132
       51,800   Gene Logic, Inc.*                     US               694
       23,400   Genzyme Corp.*                        US             1,262
        4,400   Gilead Sciences, Inc.*                US               277
       12,800   Guidant Corp.*                        US               531
       30,300   Harvard Bioscience, Inc.              US               326
        6,700   HCA - The Healthcare Co.              US               266
        6,000   Health Management Associates,
                  Inc. (Class A)*                     US               117
        4,700   Healthsouth Corp.*                    US                61
        9,200   Human Genome Sciences, Inc.*          US               392
        2,100   Humana, Inc.                          US                24
       14,800   IDEC Pharmaceuticals Corp.*           US               888
        4,000   ImClone Systems, Inc.                 US               245
       20,600   Immunex Corp.*                        US               492
       13,600   IMS Health, Inc.                      US               291
        7,250   IVAX Corp.*                           US               149
       66,162   Johnson & Johnson                     US             3,831
        9,466   King Pharmaceuticals, Inc.*           US               369
       19,100   Lilly (Eli) & Co.                     US             1,461
        1,200   Manor Care, Inc.*                     US                28
        7,500   Mckesson HBOC, Inc.                   US               277
       10,800   MedImmune, Inc.*                      US               424
       37,700   Medtronic, Inc.                       US             1,519
       68,370   Merck & Co.                           US             4,363
       14,100   Natus Medical Inc.                    US                70
       20,700   NeoPharm, Inc.*                       US               327
       21,800   Oxford Health Plans, Inc.*            US               514
      123,650   Pfizer, Inc.                          US             5,181
       26,400   Pharmacia Corp.                       US             1,070
       15,000   Quidel Corp.                          US               105
        1,400   Quintiles Transnational Corp.*        US                22
       28,300   Schering-Plough Corp.                 US             1,052
        6,200   Sepracor, Inc.*                       US               294
        5,500   St. Jude Medical, Inc.*               US               390
        7,400   Stryker Corp.                         US               416
       22,700   Tenet Healthcare Corp.*               US             1,306
        4,000   UnitedHealth Group, Inc.              US               263
        6,300   Watson Pharmaceuticals, Inc.*         US               300
        5,400   Wellpoint Health Networks, Inc.*      US               603
        2,440   Zimmer Holdings, Inc.                 US                75
                                                                ----------
                                                                    62,212
                                                                ----------
MULTI-INDUSTRY  0.9%

       24,210   Tyco International Ltd.               BM             1,190
       37,700   Hutchison Whampoa                     HK               306
       69,600   Jardine Matheson Holdings Ltd.        HK               390
       44,500   Swire Pacific Ltd. (Class A)          HK               186
        2,600   Hoya Corp.                            JP               155
      198,000   Singapore Technology
                  Engineering Ltd.                    SG               224
      104,896   Bass PLC                              UK               947
       29,960   Smiths Group PLC                      UK               296
          700   Crane Co.                             US                14
          900   Eaton Corp.                           US                59
          400   FMC Corp.*                            US                19
       28,900   GenCorp, Inc.                         US               344
        6,400   Minnesota Mining &
                  Manufacturing Co.                   US               668
          500   National Service Industries, Inc.     US                 9
        1,400   Parker-Hannifin Corp.                 US                50
        1,900   Textron, Inc.                         US                60
       32,991   Sasol Ltd.                            ZA               288
                                                                ----------
                                                                     5,205
                                                                ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
RAW MATERIALS  1.8%

       24,650   BHP Billiton Ltd.                     AU             $ 111
       51,627   BHP Ltd., Sponsored, ADR              AU               472
      105,200   CSR Ltd.                              AU               334
       34,500   WMC Ltd.                              AU               162
        3,900   Alcan Aluminium Ltd.                  CA               119
        4,800   Barrick Gold Corp.                    CA                75
        2,200   Inco Ltd.                             CA                30
        4,000   Placer Dome, Inc.                     CA                46
        1,930   Holcim Ltd.                           CH               371
       24,350   Bayer AG                              DE               714
        9,000   Outokumpo Oyj                         FI                73
        9,800   Upm-Kymmene Oyj                       FI               318
        4,900   Compagnie de Saint-Gobain             FR               681
        1,300   L'Air Liquide SA                      FR               175
    1,210,400   Hung Hing Printing Group Ltd.         HK               462
        7,000   Shin-Etsu Chemical Co. Ltd.           JP               230
       36,000   Sumitomo Forestry Co.                 JP               203
       20,241   Pohang Iron &
                  Steel Co. Ltd., ADR                 KR               347
       14,650   Draka Holding NV                      NL               568
      277,900   Carter Holt Harvey Ltd.               NZ               164
    1,330,000   McBride PLC                           UK               599
       34,200   Rio Tinto PLC                         UK               554
      147,000   Victrex PLC                           UK               550
        2,800   Air Products & Chemicals, Inc.        US               112
       10,800   Alcoa, Inc.                           US               349
        1,000   Allegheny Technologies, Inc.          US                15
          900   Ashland, Inc.                         US                36
          700   Boise Cascade Corp.                   US                20
       18,000   Cabot Corp.                           US               603
       11,300   Dow Chemical Co.                      US               376
       13,000   E. I. du Pont de Nemours and Co.      US               520
          900   Eastman Chemical Co.                  US                31
        1,600   Engelhard Corp.                       US                42
        1,800   Freeport-McMoRan Copper
                  & Gold, Inc.                        US                20
          600   Great Lakes Chemical Corp.            US                13
        1,300   Hercules, Inc.                        US                10
        3,200   Homestake Mining Co.                  US                26
        6,100   International Paper Co.               US               218
        1,300   Louisiana Pacific Corp.               US                 9
        5,900   Masco Corp.                           US               117
        1,200   Mead Corp. (The)                      US                32
        2,300   Newmont Mining Corp.                  US                53
       13,150   Northern Technologies
                  International Corp.                 US                59
        1,100   Nucor Corp.                           US                45
        6,100   Peabody Energy Corp.                  US               183
        1,000   Phelps Dodge Corp.                    US                29
        2,100   PPG Industries, Inc.                  US               103
        2,100   Praxair, Inc.                         US                99
        2,700   Rohm and Haas Co.                     US                88
          900   Sigma-Aldrich Corp.                   US                34
          700   Temple-Inland, Inc.                   US                35
        1,100   USX Corp. - U.S. Steel Group          US                16
        1,200   Vulcan Materials Co.                  US                50
        1,200   Westvaco Corp.                        US                29
        2,700   Weyerhaeuser Co.                      US               135
        1,300   Willamette Industries, Inc.           US                61
                                                                ----------
                                                                    10,926
                                                                ----------

REAL ESTATE INVESTMENT TRUSTS  0.1%
        27,000  Anthracite Capital, Inc.              US             $ 268
         5,000  Equity Office Properties Trust        US               142
                                                                ----------
                                                                       410
                                                                ----------
RETAIL  4.2%

       17,900   Woolworths Ltd.                       AU               102
       70,300   Danier Leather, Inc.                  CA               443
        8,000   Metro AG                              DE               266
       98,400   Cortefiel, SA                         ES               531
       15,400   Industria de Diseno Textil, SA        ES               287
       10,000   Aeon Co. Ltd.                         JP               214
        7,200   Hagemeyer NV                          NL               103
      105,600   Boots Company PLC                     UK               930
       41,000   Marks & Spencer PLC                   UK               172
      124,822   The Great Universal Stores PLC        UK               879
        9,900   AFC Enterprises, Inc.                 US               250
        5,100   Albertson's, Inc.                     US               163
       16,800   Autozone, Inc.*                       US               983
       30,300   Bed Bath & Beyond, Inc.*              US               759
       26,500   Best Buy Co., Inc.*                   US             1,455
        1,400   Big Lots, Inc.                        US                10
       15,900   Buca, Inc.*                           US               216
        2,500   Circuit City Stores, Inc.             US                34
        9,700   Costco Wholesale Corp.*               US               367
        5,000   CVS Corp.                             US               119
        1,500   Darden Restaurants, Inc.              US                48
        9,400   dELiA*s Corp. (Class A)               US                58
        1,100   Dillard's, Inc. (Class A)             US                14
       16,000   Dollar General Corp.                  US               229
        6,000   Dollar Tree Stores*                   US               135
        8,500   Electronics Boutique
                  Holdings Corp.*                     US               264
        2,100   Family Dollar Stores, Inc.            US                61
        2,500   Federated Department Stores*          US                80
       10,700   Gap, Inc.                             US               140
       18,500   Good Guys, Inc.*                      US                50
      110,750   Home Depot, Inc.                      US             4,234
        3,200   J.C. Penney Co., Inc.                 US                69
        5,900   Kmart Corp.*                          US                36
       16,700   Kohls Corp.*                          US               929
       25,300   Kroger Co. (The)                      US               619
      128,700   Limited, Inc.                         US             1,435
       23,800   Lowe's Cos., Inc.                     US               812
        3,900   May Department Stores Co.             US               123
        1,600   Nordstrom, Inc.                       US                23
       14,100   O'Charley's, Inc.                     US               225
        3,600   Office Depot, Inc.*                   US                49
        2,300   Radioshack Corp.                      US                57
        6,300   Safeway, Inc.*                        US               262
        8,100   Sears, Roebuck & Co.                  US               314
       19,500   Staples, Inc.*                        US               284
       20,600   Starbucks Corp.*                      US               353
       17,600   SUPERVALU, Inc.                       US               376
       17,300   Target Corp.                          US               539
        1,800   Tiffany & Co.                         US                42
       13,400   TJX Cos., Inc.                        US               453
        2,500   Toys "R" Us, Inc.*                    US                47
       19,600   Trans World
                  Entertainment Corp.*                US               163

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
RETAIL  (CONT.)

        1,800   Tricon Global Restaurants, Inc.*      US              $ 91
       73,900   Wal-Mart Stores, Inc.                 US             3,798
       23,700   Walgreen Co.                          US               767
        1,400   Wendy's International, Inc.           US                37
        1,700   Winn-Dixie Stores, Inc.               US                19
                                                                ----------
                                                                    25,518
                                                                ----------
SHELTER  0.1%

        2,030   Geberit Holding AG                    CH               403
       17,000   Sekisui House Ltd.                    JP               137
                                                                ----------
                                                                       540
                                                                ----------
TECHNOLOGY (COMPONENTS)  4.7%

        6,400   Celestica, Inc.*                      CA               220
       10,100   STMicroelectronics NV
                  (New York Shares)                   CH               282
       33,800   ELMOS Semiconductor AG                DE               401
        7,500   Infineon Technologies AG*             DE               112
        4,200   Infineon Technologies AG, ADR*        DE                63
      123,000   Lectra Systemes                       FR               354
        5,600   Advantest Corp.                       JP               288
        2,300   Hirose Electric Co., Ltd.             JP               169
       44,000   NEC Corp.                             JP               399
        3,000   NICHICON Corp.                        JP                32
       15,000   Nikon Corp.                           JP               115
        5,000   Taiyo Yuden Co. Ltd.                  JP                68
        8,600   Tokyo Electron Ltd.                   JP               353
       54,900   Yamaichi Electronics Co., Ltd.        JP               421
        1,150   Samsung Electronics                   KR               155
        6,580   Samsung Electronics,
                  GDR 144A**                          KR               484
       28,396   Taiwan Semiconductor
                  Manufacturing Co. Ltd., ADR*        TW               367
       36,400   ADC Telecommunications, Inc.*         US               166
        4,400   Advanced Micro Devices, Inc.*         US                43
       12,500   Advanced Technical
                  Products, Inc.                      US               342
       15,800   Altera Corp.*                         US               319
       19,200   Analog Devices, Inc.*                 US               730
       43,800   Anaren Microwave, Inc.*               US               670
       32,000   Applied Micro Circuits Corp.*         US               353
        9,000   Broadcom Corp. (Class A)*             US               310
       18,800   Brocade Communications
                  Systems, Inc.*                      US               462
       42,200   California Micro Devices Corp.*       US               182
       15,200   CIENA Corp.*                          US               247
      270,900   Cisco Systems, Inc.*                  US             4,584
        3,000   Conexant Systems, Inc.*               US                30
       11,600   Corning, Inc.                         US                93
       44,500   EMC Corp.*                            US               548
        2,100   Genuine Parts Co.                     US                68
       12,200   hi/fn, inc.                           US               175
      120,400   Hytek Microsystems, Inc.              US               275
       17,900   Identix, Inc.                         US               124
       18,600   II-VI, Inc.                           US               284
       15,200   Integrated Device Technology,
                  Inc.*                               US               423
      192,700   Intel Corp.                           US             4,706
       10,738   Intermagnetics General Corp.          US               310
        4,000   International Rectifier Corp.*        US               140
       66,000   Isomet Corp.                          US               178
       23,500   IXYS Corp.                            US               167
       28,400   Jabil Circuit, Inc.*                  US               602
       57,400   JDS Uniphase Corp.*                   US               459
       65,300   LightPath Technologies,
                  Inc. (Class A)                      US               180
        3,900   Linear Technology Corp.               US               151
        4,600   LSI Logic Corp.*                      US                78
      242,750   Lucent Technologies, Inc.             US             1,626
        4,200   Maxim Integrated Products, Inc.*      US               192
        6,500   Microchip Technology, Inc.*           US               203
        7,400   Micron Technology, Inc.               US               168
        2,400   Molex, Inc.                           US                69
        5,200   National Semiconductor Corp.*         US               135
        3,900   Network Appliance, Inc.*              US                52
       12,600   NVIDIA Corp.*                         US               540
        4,250   Opticnet, Inc.                        US                 0
       24,000   Pemstar, Inc.                         US               300
        2,000   PMC-Sierra, Inc.*                     US                32
        1,100   QLogic Corp.*                         US                43
       18,500   Qualcomm, Inc.*                       US               909
       10,300   Sage, Inc.*                           US               263
        4,100   Sanmina Corp.*                        US                62
        5,000   SCI Systems, Inc.*                    US               102
      123,700   Solectron Corp.*                      US             1,522
          700   Thomas & Betts Corp.                  US                13
       13,800   Vitesse Semiconductor Corp.*          US               130
       13,700   Xilinx, Inc.*                         US               417
                                                                ----------
                                                                    28,460
                                                                ----------
TECHNOLOGY (EQUIPMENT)  5.1%

       30,400   GSI Lumonics, Inc.                    CA               229
        3,400   Aixtron AG                            DE                64
       12,500   Nokia Corp., ADR                      FI               256
       46,400   Nokia Oyj                             FI               969
        7,000   Vaisala Oyj                           FI               169
      191,500   ASM Pacific Technology Ltd.           HK               268
       36,000   Canon, Inc.                           JP             1,046
      123,000   Hitachi Ltd.                          JP               838
          800   Keyence Corp.                         JP               122
        5,500   ASM Lithography Holding NV*           NL                79
       12,000   ASM Lithography Holding NV
                  (New York Registered)               NL               173
        1,700   Koninklijke (Royal) Philips
                  Electronics NV                      NL                38
       24,800   Ericsson (L.M.)
                  Telephone Co., ADR                  SE               106
       27,000   Telefonaktiebolaget LM
                  Erricsson AB (Class B)              SE               117
       23,681   BAE Systems PLC                       UK               115
       29,100   Active Power, Inc.                    US               152
       23,400   Adept Technology, Inc.                US                80
        5,800   Agilent Technologies, Inc.*           US               129
        2,400   American Power Conversion
                  Corp.*                              US                31
        1,000   Andrew Corp.*                         US                18
        4,400   Apple Computer, Inc.                  US                77
       19,200   Applied Materials, Inc.*              US               655
       20,600   ASM International, NV                 US               328
       26,800   ATMI, Inc.*                           US               511

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
TECHNOLOGY (EQUIPMENT)  (CONT.)

       14,300   August Technology Corp.               US             $ 133
       39,900   Axsys Technologies, Inc.*             US               377
       27,900   BEI Technologies, Inc.                US               449
       17,750   COMARCO, Inc.*                        US               225
      134,940   Compaq Computer Corp.                 US             1,181
       11,100   Comverse Technology, Inc.*            US               209
        7,000   Cytyc Corp.                           US               184
       50,400   Dell Computer Corp.*                  US             1,209
        7,000   Echostar Communications
                  Corp. (Class A)*                    US               162
        3,900   Gateway, Inc.*                        US                22
      104,840   Hewlett-Packard Co.                   US             1,764
       30,700   International Business
                  Machines Corp.                      US             3,318
       14,100   KLA-Tencor Corp.*                     US               576
        2,400   L-3 Communications Holdings,
                  Inc.*                               US               208
        5,000   Lam Research Corp.*                   US                95
       12,000   Lexmark International Group,
                  Inc. (Class A)*                     US               537
       32,400   Micro Component Technology,
                  Inc.*                               US                62
        5,200   Millipore Corp.                       US               272
      158,450   Motorola, Inc.                        US             2,594
       26,200   MRV Communications, Inc.*             US               114
       23,000   Netopia, Inc.*                        US                92
       11,500   Novellus Systems, Inc.*               US               380
       10,000   ONI Systems Corp.                     US                49
       20,700   Orbotech, Ltd.                        US               446
        6,900   Palm, Inc.*                           US                17
       33,500   Powell Industries, Inc.               US               710
       25,400   RF Micro Devices, Inc.*               US               519
       33,800   Rimage Corp.*                         US               234
       39,800   RIT Technologies Ltd.*                US                90
       91,000   Riverstone Networks, Inc.             US             1,158
       29,800   SafeNet, Inc.                         US               298
       97,400   Scientific-Atlanta, Inc.              US             2,033
       32,200   Sonus Networks, Inc.                  US               136
       40,700   Sun Microsystems, Inc.*               US               413
       19,000   Sungard Data Systems, Inc.*           US               479
       15,950   Symbol Technologies, Inc.             US               205
        5,200   Tellabs, Inc.*                        US                71
        2,100   Teradyne, Inc.*                       US                48
       32,700   Texas Instruments, Inc.               US               915
        2,200   Thermo Electron Corp.                 US                47
       47,000   Trikon Technologies, Inc. *           US               400
       10,428   United Technologies Corp.             US               562
       39,700   Unova, Inc.                           US               126
        8,400   Woodward Gorvernor Co.                US               396
        8,100   Xerox Corp.                           US                57
       37,700   Zygo Corp.*                           US               533
                                                                ----------
                                                                    30,675
                                                                ----------
TECHNOLOGY (SOFTWARE)  3.4%

        8,100   ATI Technologies, Inc.*               CA                67
       13,500   Check Point Software
                  Technologies Ltd.*                  IL               399
       83,000   Adobe Systems, Inc.                   US             2,191
          700   Autodesk, Inc.                        US                23
       24,100   Avant! Corp.                          US               244
       10,100   BEA Systems, Inc.*                    US               123
        3,000   BMC Software, Inc.*                   US                45
        9,000   Cadence Design Systems, Inc.*         US               190
        7,600   Catapult Communications Corp.         US               172
       36,700   Centra Software, Inc.                 US               193
        9,900   Citrix Systems, Inc.*                 US               232
       17,100   Computer Associates
                  International, Inc.                 US               529
        4,500   Compuware Corp.*                      US                46
       16,900   Electronic Arts, Inc.*                US               870
       12,600   First Data Corp.                      US               851
        7,500   Intuit, Inc.*                         US               302
        1,000   Mercury Interactive Corp.*            US                24
      131,500   Microsoft Corp.*                      US             7,647
       24,900   Midway Games, Inc.                    US               396
       34,200   Novadigm, Inc.*                       US               341
        4,000   Novell, Inc.*                         US                14
      169,200   Oracle Corp.*                         US             2,294
        3,300   Parametric Technology Corp.*          US                23
       14,800   PC-Tel, Inc.*                         US               113
       17,800   Peoplesoft, Inc.*                     US               530
        6,000   Peregrine Systems, Inc.*              US                87
       17,900   PLATO Learning, Inc.                  US               254
       16,300   Primus Knowledge Solutions,
                  Inc.*                               US                19
       26,300   Princeton Video Image, Inc.*          US                66
       38,400   PumaTech, Inc.*                       US               102
       18,200   Saba Software, Inc.                   US                51
       18,000   Siebel Systems, Inc.*                 US               294
        4,000   Symantec Corp.*                       US               220
       40,700   Take-Two Interactive Software,
                  Inc.*                               US               567
       13,400   VeriSign, Inc.*                       US               519
       13,150   VERITAS Software Corp.*               US               373
       11,200   Websense, Inc.*                       US               272
                                                                ----------
                                                                    20,683
                                                                ----------
TRANSPORTATION  0.5%

       17,600   A.C.L.N. Ltd.                         CY               470
       27,000   Japan Airlines Co. Ltd.               JP                66
           93   West Japan Railway Co.                JP               509
       16,000   Singapore Airlines Ltd.               SG                74
      208,000   British Airways PLC                   UK               452
        1,800   AMR Corp.*                            US                33
        4,800   Burlington Northern Santa
                  Fe Corp.                            US               129
        3,600   CSX Corp.                             US               121
        1,500   Delta Air Lines, Inc.                 US                34
        3,800   FedEx Corp.*                          US               156
        4,700   Norfolk Southern Corp.                US                79
       20,700   Overseas Shipholding Group,
                  Inc.                                US               515
          700   Ryder System, Inc.                    US                13
        9,600   Southwest Airlines Co.                US               153
        3,200   Union Pacific Corp.                   US               166
          800   US Airways Group, Inc.*               US                 4
                                                                ----------
                                                                     2,974
                                                                ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
UTILITIES  4.8%

        1,900   Electrabel SA                         BE             $ 397
          695   Swisscom AG                           CH               193
        6,600   Deutsche Telekom AG                   DE               102
       50,100   Iberdrola SA                          ES               688
       95,352   Telefonica SA*                        ES             1,144
        1,176   Telefonica SA, ADR                    ES                42
        4,600   Hellenic Telecommunications
                  Organization                        GR                74
       77,000   China Mobile Ltd./HK*                 HK               233
      157,000   Hongkong Electric Holding Ltd.        HK               596
        3,800   Chubu Electric Power Co., Inc.        JP                82
           15   Fuji Television Network, Inc.         JP                65
           24   Nippon Telegraph
                  & Telephone Corp.                   JP                99
           56   NTT DoCoMo, Inc.                      JP               759
       12,800   America Movil SA de CV                MX               192
       13,800   Telefonos de Mexico SA (Class L),
                  ADR                                 MX               470
      269,700   Telecom Corp Of
                  New Zealand Ltd.                    NZ               515
       10,005   Datacraft Asia Ltd.                   SG                32
       74,080   Singapore
                  Telecommunications Ltd.
                  (ASX Exchange)                      SG                70
      503,000   Singapore
                  Telecommunications Ltd.             SG               477
      175,200   Cable & Wireless PLC                  UK               792
       16,900   National Grid Group PLC               UK               120
      678,687   Vodafone Group PLC                    UK             1,568
        6,600   AES Corp.*                            US                91
       23,300   Allied Waste Industries, Inc.         US               231
        4,000   ALLTEL Corp.                          US               229
        1,700   Ameren Corp.                          US                68
        4,100   American Electric Power               US               172
       61,700   AT&T Corp.                            US               941
       31,755   AT&T Wireless Services, Inc.          US               459
       32,600   BellSouth Corp.                       US             1,206
       39,800   Cadiz, Inc.*                          US               342
       48,600   Calpine Corp.*                        US             1,203
        1,700   CenturyTel, Inc.                      US                54
        1,900   Cinergy Corp.                         US                57
        3,800   Citizens Communications Co.           US                34
        1,600   CMS Energy Corp.                      US                34
       11,900   Comcast Corp. (Special Class A)*      US               426
        2,600   Consolidated Edison, Inc.             US               103
        2,200   Constellation Energy Group, Inc.      US                49
        3,100   Dominion Resources, Inc.              US               189
        2,100   DTE Energy Co.                        US                88
        9,600   Duke Energy Corp.                     US               369
        4,000   Edison International                  US                57
        4,100   Exelon Corp.                          US               172
        2,900   FirstEnergy Corp.                     US               100
        2,200   FPL Group, Inc.                       US               117
        3,400   Gannett Co., Inc.                     US               215
        1,500   GPU, Inc.                             US                59
        1,800   KeySpan Corp.                         US                60
          900   Knight Ridder, Inc.                   US                51
        6,200   McGraw-Hill Cos., Inc.                US               326
          600   Meredith Corp.                        US                20
       28,160   Mirant Corp.                          US               732
        9,300   Nextel Communications, Inc.*          US                74
        2,000   Niagara Mohawk Holdings, Inc.         US                36
          600   NICOR, Inc.                           US                23
        2,500   NiSource, Inc.                        US                59
        4,700   PG&E Corp.                            US                85
        1,000   Pinnacle West Capital Corp.           US                42
        1,000   Power-One, Inc.*                      US                 8
        1,800   PPL Corp.                             US                61
        2,700   Progress Energy, Inc.                 US               114
        2,600   Public Service Enterprise
                  Group, Inc.                         US               102
      120,050   Qwest Communications
                  International, Inc.                 US             1,555
       68,100   SBC Communications, Inc.              US             2,595
        8,600   Southern Co. (The)                    US               206
       11,200   Sprint Corp.                          US               224
       11,800   Sprint Corp. (PCS Group)*             US               263
        3,300   TXU Corp.                             US               151
      101,470   Verizon Communications                US             5,054
        8,000   Waste Management, Inc.                US               196
       82,850   WorldCom, Inc.*                       US             1,114
        4,200   Xcel Energy, Inc.                     US               119
       26,400   XO Communications,
                   Inc. (Class A)*                    US                24
                                                                ----------
                                                                    29,069
                                                                ----------

TOTAL COMMON STOCKS (COST $456,321)                                373,303
                                                                ----------

BONDS  33.1%

COLLATERALIZED MORTGAGE OBLIGATIONS  1.3%

EURO   87,310   Icr-4 A 6moeur, 5.109%, 01/15/15                        79
       71,132   RAMS - 7E PTN, 3.910%, 09/26/32                         64
      400,000   Haus 2000-1A  A2, 4.614%,
                  12/10/37 144A**                                      360
$     222,501   CRGT 1999-1 A2, 3.900%, 02/15/30                       223
      982,350   TORR 2000-1GA A, 2.785%,
                  07/15/31                                             982
       99,099   AMRES - 1999-1 A, 3.131%,
                  06/25/29                                              99
    1,071,828   BOAMS, 7.500%, 04/25/30                              1,084
      200,000   BOAMS - 1999-5 A4, 6.500%,
                  05/25/29                                             204
      337,096   CMSI 1998-6 A1, 6.500%,
                  07/25/28 (Class A1)                                  343
    1,316,800   E*Trade 2001-01 A, 7.110%,
                  09/25/31                                           1,339
      109,357   FHR 2006 B, 6.500%, 08/15/23                           110
      671,176   GMACCM Mortgage Trust,
                  Series 1999-C, 3.408%,
                  07/20/03 (Class A)                                   671
       23,123   GRCAP 1992-LB2 A1, 6.650%,
                  04/25/22 (Class A)                                    23
       45,822   GRCAP 1994-AR5 A1, 8.405%,
                  06/25/24                                              46
       66,839   INMC 1994-X A1, 8.278%,
                  01/25/25                                              68

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                VALUE (000s)
   FACE AMOUNT       SECURITY DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  (CONT.)

$          100,522   SBM7 1999-LB1 A,
                       2.720%, 06/25/29                              $ 100
           100,000   SMLG 1A A2, 3.410%, 06/15/26                      100
         1,709,000   SHCI 1999-C1 B,
                       3.420%, 09/10/09                              1,707
           256,906   WAMU 2000-IR A,
                       2.804%, 07/26/03                                257
                                                                ----------
                                                                     7,859
                                                                ----------
FOREIGN CORPORATE BONDS  4.5%

CN$        140,000   Beneficial Canada, Inc.,
                       6.350%, 04/01/02                                 89
DM       4,000,000   Deutsch Bahn Finance,
                       5.000%, 06/10/08                              1,888
EURO       100,000   GMAC Australia Finance,
                       3.890%, 03/25/02                                 90
            90,000   DePfa Pfandbriefbank AG,
                       5.750%, 03/04/09                                 86
         2,000,000   Deutsche Hypo,
                       5.750%, 07/19/10                              1,923
         2,000,000   Hypothekenbk In Essen,
                       5.250%, 07/05/05                              1,884
           400,000   Hypothekenbk in Essen,
                       5.500%, 02/20/07                                381
         2,000,000   Alcatel, 4.375%, 02/17/09                       1,511
            34,650   AXA SA, 2.500%, 01/01/14                           30
            42,000   Hellenic Exchangable Finance,
                       2.000%, 08/02/05                                 41
         1,500,000   Deutsche Telekom,
                       6.125%, 07/06/05                              1,400
         3,000,000   Philips Electronics,
                       5.750%, 05/16/08                              2,700
           170,000   Lloyds TSBBank PLC,
                       5.625%, 07/15/49                                151
L        1,000,000   BK Nederlandse Gemeenten,
                       5.625%, 02/08/11                              1,503
            80,000   Abbey National Treasury Service,
                       7.625%, 12/30/02                                120
            90,000   BG Transco Holdings PLC,
                       6.310%, 12/14/09                                130
         2,000,000   European Investment Bank,
                       6.250%, 12/07/08                              3,102
Y        1,361,568   SHL Corp. Ltd.,
                       0.461%, 12/25/24                                 11
         5,000,000   SHL Corp. Ltd.,
                       0.761%, 12/25/24                                 41
        28,000,000   Korea Development Bank,
                       2.700%, 08/16/02                                229
       200,000,000   Petroliam Nasional BHD,
                       3.600%, 06/12/06                              1,772
       100,000,000   Deutsche Telekom,
                       1.500%, 06/15/05                                811
       200,000,000   Banque Central de Tunisie,
                       3.300%, 08/02/10                              1,631
        17,000,000   KFW Interational Finance,
                       1.750%, 03/23/10                                148
       200,000,000   Pfizer, Inc., 0.800%, 03/18/08                  1,636
SK       3,000,000   Eurofima, 4.750%, 07/07/04                        281
$          100,000   Comp Fin CIC-UE,
                       4.470%, 10/29/49                                 98
$          140,000   Petroleos Mexicanos,
                       8.850%, 09/15/07                                148
           150,000   Petroleos Mexicanos,
                       9.375%, 12/02/08                                159
         1,000,000   Petroleos Mexicanos,
                       9.500%, 09/15/27                              1,095
         2,000,000   Sanluis Corp.,
                       8.875%, 03/18/08                                700
         1,000,000   British Telecom PLC Global
                       FRN, 4.445%, 12/15/03                         1,009
                                                                ----------
                                                                    26,798
                                                                ----------
FOREIGN GOVERNMENT BONDS  13.4%

AU$        100,000   Government of Australia,
                       8.750%, 08/15/08                                 61
         3,600,000   Queensland Treasury Corp.,
                       6.000%, 06/14/11 (Series A)                   1,883
CN$      2,000,000   Canada Government,
                       5.500%, 06/01/10                              1,319
         2,000,000   Canada Government,
                       6.000%, 06/01/08                              1,362
           500,000   Canada Government,
                       8.000%, 06/01/27                                426
DK       2,300,000   Kingdom of Denmark,
                       7.000%, 11/15/07                                317
           500,000   Kingdom of Denmark,
                       7.000%, 11/10/24                                 76
EURO     4,000,000   Belgium Government,
                       3.750%, 03/28/09                              3,425
         1,500,000   Belgium Government,
                       8.000%, 03/28/15                              1,753
         2,700,000   Belgium Government,
                       9.000%, 03/28/03                              2,616
         3,000,000   Caisse D'Amort Dette,
                       5.125%, 10/25/08                              2,806
         1,110,000   Deutsche Bundesrepublik,
                       5.250%, 01/04/08                              1,065
           720,000   Deutsche Bundesrepublik,
                       6.000%, 07/04/07                                716
         2,000,000   Deutschland Republic,
                       6.500%, 10/14/05                              1,984
           560,000   Government of Spain,
                       4.950%, 07/30/05                                526
           630,000   Government of Spain,
                       5.150%, 07/30/09                                592
         3,208,096   Government of Spain,
                       6.000%, 01/31/08                              3,154
         3,000,000   Government of Finland,
                       5.750%, 02/23/11                              2,925
         3,300,000   French Treasury Note,
                       3.500%, 07/12/04                              2,981
           260,000   Government of France,
                       4.000%, 10/25/09                                228
           120,000   Government of France,
                       5.500%, 04/25/07                                116
         2,687,470   Government of France,
                       8.500%, 10/25/19                              3,422
         3,000,000   BTPS, 5.250%, 08/01/11                          2,812
           180,000   Buoni Poliennali Del Tesoro,
                       4.250%, 11/01/09                                159

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                VALUE (000s)
   FACE AMOUNT       SECURITY DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS  (CONT.)

EURO     5,000,000   Buoni Poliennali Del Tesoro,
                       4.500%, 01/15/03                            $ 4,571
         1,320,000   Buoni Poliennali Del Tesoro,
                       4.500%, 05/01/09                              1,193
         1,350,000   Buoni Poliennali Del Tesoro,
                       4.750%, 07/01/05                              1,260
         8,930,000   Buoni Poliennali Del Tesoro,
                       5.500%, 11/01/10                              8,546
           560,000   Buoni Poliennali Del Tesoro,
                       6.000%, 05/01/31                                555
         1,500,000   Buoni Poliennali Del Tesoro,
                       6.750%, 07/01/07                              1,526
         2,000,000   Buoni Poliennali Del Tesoro,
                       7.750%, 11/01/06                              2,096
           546,000   Government of Netherlands,
                       3.750%, 07/15/09                                470
         1,000,000   Government of Netherlands,
                       5.500%, 07/15/10                                964
         3,500,000   Government of Netherlands,
                       7.250%, 10/01/04                              3,481
         2,500,000   Government of Netherlands,
                       7.500%, 01/15/23                              2,951
           100,000   International Credit Recovery,
                       4.510%, 03/15/10                                 90
L          500,000   U.K. Gilt, 7.500%, 12/07/06                       823
           750,000   U.K. Gilt, 8.000%, 06/07/21                     1,578
Y      200,000,000   Quebec, Province of,
                       1.600%, 05/09/13                              1,644
       350,000,000   Japan Government,
                       0.400%, 06/20/03                              2,871
       500,000,000   Japan Government,
                       0.500%, 03/20/06                              4,100
       152,400,000   Japan Government,
                       1.500%, 03/20/19                              1,164
        12,000,000   United Mexican States,
                       5.000%, 09/30/02                                101
         3,130,242   International Credit Recovery,
                       0.370%, 08/25/05                                 26
NZ$        100,000   New Zealand Government Bond,
                       4.500%, 02/15/16                                 45
           800,000   New Zealand Government Bond,
                       5.500%, 04/15/03                                333
SK       2,000,000   Swedish Government,
                       5.000%, 01/28/09                                190
$        2,000,000   Republic of Brazil,
                       11.625%, 04/15/04                             1,951
         1,000,000   Quebec, Province of,
                       7.220%, 07/22/36                              1,240
            40,000   Bancomext Trust Division,
                       8.000%, 08/05/03                                 42
                                                                ----------
                                                                    80,535
                                                                ----------
MORTGAGE BACKED OBLIGATIONS  6.4%

EURO       127,666   Originated Mortgage Loans PLC,
                       4.847%, 12/15/31                                115
         1,500,000   FHLMC, 5.125%, 01/15/12                         1,379
L        1,400,000   FHLB, 5.625%, 06/10/03                          2,072
Y      200,000,000   FNMA, 1.750%, 03/26/08                          1,744
$          155,499   EQCC Home Equity Loan Trust,
                       2.685%, 10/15/27                                155
         5,027,083   FHLMC, 6.500%, 08/15/31                         5,132
         9,500,000   FHLMC (Gold) Pool TBA,
                       6.000%, 12/13/31                              9,587
         1,218,995   FHLMC Gold Guarantee,
                       6.500%, 06/01/21                              1,262
         1,015,246   FHLMC Gold Guarantee,
                       6.500%, 06/01/21                              1,051
         2,230,114   FHLMC Gold Guarantee,
                       6.500%, 06/01/21                              2,308
           535,146   FHLMC Gold Guarantee,
                       6.500%, 07/01/21                                554
         2,871,852   FNARM, 5.729%, 05/01/36                         2,925
           536,929   FNMA, 2.960%, 10/18/30                            538
           162,839   FNMA ARM, 7.974%, 06/01/30                        172
         2,000,000   FNMA TBA, 6.000%, 12/13/31                      2,019
         1,229,998   GNMA, 6.500%, 10/20/28                          1,266
           138,102   GNMA, 7.750%, 09/20/26                            143
         4,000,000   GNMA I TBA, 7.000%, 12/20/31                    4,167
           166,389   GNMA II ARM, Pool 8880,
                       6.375%, 06/20/26                                171
           250,000   Government Lease Trust,
                       4.000%, 05/18/11                                213
           926,760   Hpsc 2000-1 A 1 month libor,
                       3.358%, 10/22/07                                927
           131,553   Medallion Trust,
                       2.660%, 07/12/31 (Class A1)                     132
           327,026   Norwest Asset Securities Corp.,
                       6.250%, 08/25/28 (Class A1)                     330
                                                                ----------
                                                                    38,362
                                                                ----------
MUNICIPAL BONDS  0.0%

$          200,000   Houston Texas Arpt System Rev,
                       5.700%, 07/01/28                                211
                                                                ----------
                                                                       211
                                                                ----------
U.S. CORPORATE BONDS  2.4%

EURO       150,000   KBC Bank Funding Trust,
                       8.220%, 11/29/49                                148
L        2,000,000   Ford Motor Credit Co.,
                       7.250%, 02/22/05                              2,948
           520,000   General Motors Acceptance
                       Corp., 6.875%, 09/09/04                         765
Y      200,000,000   Ford Motor Credit Co.,
                       1.000%, 12/22/03                              1,610
        28,000,000   Ford Motor Credit Co.,
                       1.200%, 02/07/05                                223
       200,000,000   Procter & Gamble Co.,
                       2.000%, 06/21/10                              1,699
$          100,000   Allegheny Energy Supply,
                       4.479%, 05/01/02                                100
         1,500,000   Bayview Financial Acquisition
                       Trust, 3.170%, 11/25/30                       1,512
           120,000   Bear Stearns Co., Inc. (The),
                       2.941%, 03/28/03                                120
            13,000   Beckman Instruments, Inc.,
                       7.100%, 03/04/03                                 13

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                VALUE (000s)
   FACE AMOUNT       SECURITY DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
U.S. CORPORATE BONDS  (CONT.)

$        1,267,852   Capital Asset Research
                       Funding LP, 5.905%, 12/15/05 $ 1,264
            15,000   CMS Energy Corp.,
                       8.125%, 05/15/02                                 15
           400,000   Conseco 2001-A A FRN,
                       2.805%, 12/15/08                                400
         1,000,000   Cross Country Master Credit
                       Card Trust, 3.025%, 06/15/06                  1,006
           200,000   Detroit Edison Co.,
                       3.010%, 07/15/28                                200
           300,000   Ford Motor Credit Co.,
                       2.860%, 07/18/05                                285
           500,000   General Motors Acceptance
                       Corp., 4.450%, 05/04/04                         493
           200,000   HCA - The Healthcare Co.,
                       4.610%, 09/19/02                                200
            15,000   Jones Intercable, Inc.,
                       8.875%, 04/01/07                                 17
            50,000   JP Morgan & Chase Co.,
                       8.382%, 02/15/12                                 48
           100,000   Oneok, Inc., 3.003%, 04/24/02                     100
           200,000   Sierra Pacific Resources,
                       2.990%, 04/20/03                                194
           170,973   SLM Student Loan Trust,
                       2.753%, 10/25/04                                171
            30,000   Sprint Capital Corp.,
                       5.875%, 05/01/04                                 31
         1,000,000   Ultramar Diamond,
                       6.750%, 10/15/37                              1,022
                                                                ----------
                                                                    14,584
                                                                ----------
U.S. GOVERNMENT & AGENCIES  5.1%

$        3,800,000   RFCSP Strip Principal,
                       0.000%, 10/15/20                              1,307
         3,750,000   U.S. Treasury Bond,
                       6.125%, 11/15/27                              4,323
         2,000,000   U.S. Treasury Bonds,
                       5.625%, 05/15/08*                             2,191
         3,059,550   U.S. Treasury Inflation Indexed
                       Bond, 3.500%, 01/15/11                        3,181
         2,216,605   U.S. Treasury Inflation Indexed
                       Bond, 3.625%, 07/15/02*+                      2,257
           109,870   U.S. Treasury Inflation Indexed
                       Bond, 3.625%, 01/15/08                          115
         2,164,634   U.S. Treasury Inflation Indexed
                       Bond, 3.875%, 01/15/09                        2,297
         5,398,638   U.S. Treasury Inflation Indexed
                       Bond, 3.875%, 04/15/29                        6,054
         3,000,000   U.S. Treasury Note,
                       5.000%, 02/15/11                              3,166
         1,300,000   U.S. Treasury Note,
                       6.250%, 08/15/23                              1,496
         4,000,000   U.S. Treasury Note,
                       7.250%, 05/15/04                              4,436
                                                                ----------
                                                                    30,823
                                                                ----------

TOTAL BONDS (COST $199,884)                                        199,172
                                                                ----------

OPTIONS  0.0%

CALL OPTIONS  0.0%

$          130,000   10-Year U.S. Treasury Note,
                       Strike @ 127.000, Exp. 02/23/02          $        2
            45,000   3-Month LIBOR, 4.000%,
                       Strike @ 4.000, Exp. 04/11/02                    61
                                                                ----------
                                                                        63
                                                                ----------
PUT OPTIONS  0.0%

Y       20,000,000   JGB, 2.000%, Strike @ 94.000,
                       Exp. 12/01/01                                     0
$       21,000,000   FG, 6.000%, Strike @ 86.200,
                       Exp. 11/07/01                                     0
                                                                ----------
                                                                         0
                                                                ----------

TOTAL OPTIONS (COST $35)                                                63
                                                                ----------


SHORT-TERM INVESTMENTS  9.9%

$       22,258,372   AMR Select Cash Reserve Fund                   22,258
        25,600,000   Solvay Finance, CP,
                       2.700%(a), 11/01/01                          25,600
            50,000   U.S. Treasury Bill,
                       2.159%, 02/07/02+                                50
           220,000   U.S. Treasury Bill,
                       2.210%, 12/20/01+                               219
           210,000   U.S. Treasury Bill,
                       2.250%, 12/20/01+                               209
           300,000   U.S. Treasury Bill,
                       2.310%, 02/07/02+                               298
           800,000   U.S. Treasury Bill,
                       3.290%, 12/06/01+                               798
        10,129,663   Repurchase Agreement,
                        State Street Bank, 2.050%,
                         11/01/01 (Maturity Value
                       $10,130) (Cost $10,130)
                         Collateral: FFCB, 4.450%,
                          12/04/02; FFCB, 4.450%,
                          05/16/03; FHLB, 3.970%,
                         09/26/03; FHLMC, 4.500%,
                         06/15/03; FHLMC, 4.700%,
                          05/14/03; FNMA, 4.100%,
                          09/12/03; FNMA, 4.450%,
                          06/25/03; FNMA, 4.570%,
                          05/16/03; FNMA, 5.125%,
                          01/13/03; FNMA, 5.375%,
                          03/08/04; FNMA, 5.750%,
                       04/15/03; FNMA, 6.270%
                          11/29/01; SLMA, 3.150%,
                       10/24/03 (Collateral
                       Value $10,247)                               10,130
                                                                ----------

TOTAL SHORT-TERM INVESTMENTS (COST $59,562)                         59,562
                                                                ----------

TOTAL INVESTMENTS (COST $715,802), 105.0%                          632,100
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET, (5.0)%                         (29,969)
                                                                ----------

NET ASSETS, 100.0%                                              $  602,131
                                                                ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       FREMONT INTERNATIONAL GROWTH FUND
                             OCTOBER 31, 2001


SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS  107.6%

BUSINESS EQUIPMENT & SERVICES  4.7%

        31,700  Nortel Networks Corp.                 CA            $  184
        19,860  Bouygues SA                           FR               607
        11,800  Carbone Lorraine SA                   FR               328
         3,900  Schneider Electric SA*                FR               156
         3,100  Vivendi Universal                     FR               145
        11,000  USHIO, Inc.                           JP               137
        30,100  Brambles Industries PLC*              UK               151
        17,800  Compass Group PLC                     UK               129
        26,500  Hays PLC                              UK                63
         2,600  Reuters Group PLC                     UK                25
         4,166  Reuters Group PLC, ADR                UK               237
                                                                ----------
                                                                     2,162
                                                                ----------
CAPITAL GOODS  2.9%

        21,500  Bombardier, Inc. (Class B)            CA               140
       168,000  Johnson Electric Holdings             HK               146
        23,925  CRH PLC                               IE               369
        52,000  Mitsubishi Heavy Industries           JP               175
         6,400  Murata Manufacturing Co. Ltd.         JP               401
         7,000  THK Co. Ltd.                          JP                93
                                                                ----------
                                                                     1,324
                                                                ----------
CONSUMER DURABLES  9.1%

         5,000  Magna International, Inc.             CA               265
         9,800  Bayerische Motoren
                  Werke (BMW) AG                      DE               291
        15,300  DaimlerChrysler AG                    DE               533
         4,000  Epcos AG*                             DE               173
         5,500  Michelin (Class B)                    FR               170
        96,000  Mitsubishi Motors*                    JP               194
         4,500  Nintendo Co. Ltd.                     JP               693
        63,000  Nissan Motor Co. Ltd.                 JP               278
         3,100  Rohm Co. Ltd.                         JP               330
        16,900  Sony Corp.                            JP               639
        17,000  Suzuki Motor Co. Ltd.                 JP               174
        12,100  Koninklijke (Royal)
                  Philips Electronics NV              NL               275
        30,100  GKN PLC                               UK               116
        53,800  TI Automotive Ltd. (Class A)          UK                 0
                                                                ----------
                                                                     4,131
                                                                ----------
CONSUMER NON-DURABLES  7.6%

        57,886  Fosters Group Ltd.                    AU               141
          248   Compagnie Financiere
                  Richemont AG                        CH               493
         1,855  Nestle SA (Registered Shares)         CH               385
         1,300  Groupe Danone                         FR               150
         6,100  LVMH                                  FR               215
       110,000  Li & Fung Ltd.                        HK               105
         2,375  Heineken Holding NV (Class A)         NL                63
        18,225  Heineken NV                           NL               670
         7,000  VNU NV                                NL               204
        19,100  Assa Abloy AB                         SE               218
        27,400  Pearson PLC                           UK               329
        29,200  Tate & Lyle PLC                       UK               125
        46,900  Unilever PLC                          UK               340
                                                                ----------
                                                                     3,438
                                                                ----------

CONSUMER SERVICES  3.5%

        30,232  News Corp. Ltd.                       AU           $   208
        10,500  Thomson Corp.                         CA               293
           19   Public Groupe SA                      CH                 3
         4,800  Accor SA                              FR               151
        10,300  Societe Television Francaise          FR               231
       264,000  Great Eagle Holdings Ltd.             HK               306
         1,400  Societe Europeenne des Satellites     LU               152
        11,000  Singapore Press Holdings Ltd.         SG                95
        72,002  Granada PLC                           UK               135
                                                                ----------
                                                                     1,574
                                                                ----------
ENERGY  4.1%

        33,900  ENI-Ente Nazionale
                  Idrocarburi SPA                     IT               424
         3,000  Norsk Hydro ASA                       NO               114
          700   Norsk Hydro ASA, ADR                  NO                27
        40,000  Statoil ASA*                          NO               276
         3,900  Lukoil-Holding, ADR                   RU               172
        29,000  BG Group PLC                          UK               110
        47,200  Centrica PLC                          UK               150
        80,600  Shell Transport & Trading Co.         UK               604
                                                                ----------
                                                                     1,877
                                                                ----------
FINANCIAL SERVICES (BANKS)  11.7%

        29,889  Australia & New Zealand
                  Banking Group Ltd.                  AU               268
         9,100  National Australia Bank               AU               140
         3,100  Bank Of Nova Scotia                   CA                86
         8,900  National Bank Of Canada               CA               136
        11,792  Credit Suisse Group
                  (Registered Shares)                 CH               430
         7,482  Swiss RE                              CH               769
         7,482  Swiss RE Rights                       CH                 0
         3,720  UBS AG                                CH               173
         2,100  Deutsche Bank AG                      DE               116
        34,700  Banco Bilbao Vizcaya SA               ES               388
        31,200  Allied Irish Banks PLC                IE               303
        16,000  Sumitomo Bank Ltd.                    JP                99
            51  UFJ Holdings, Inc.                    JP               227
    12,000,000  UFJ Intl Finance Bermuda              JP                87
        18,006  ABN Amro Holding NV                   NL               275
        21,900  ForeningSparbanken AB
                  (Series A)                          SE               220
        18,000  Svenska Handelsbanken AB
                  (Class A)                           SE               222
        19,000  United Overseas Bank                  SG               106
        20,400  HBOS PLC                              UK               230
        37,202  Lloyds TSB Group PLC                  UK               374
        28,700  Royal Bank Of Scotland
                   Group PLC (Value Shares)           UK               687
                                                                ----------
                                                                     5,336
                                                                ----------
FINANCIAL SERVICES (OTHER)  12.7%

        34,940  QBE Insurance Group Ltd.              AU               122
         5,823  QBE Insurance Group Ltd.
                  (Rights)                            AU                 0
    21,000,000  Sanwa International Financial
                  Bermuda Trust                       BM               115
           500  Allianz AG                            DE               117

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    COUNTRY      VALUE (000s)
        SHARES  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER)  (CONT.)

        93,000  Cheung Kong (Holdings) Ltd.           HK            $  787
        13,500  Irish Permanent PLC                   IE               143
        14,300  Assicurazioni Generali SPA            IT               392
         4,000  Acom Co. Ltd.                         JP               334
         3,600  Aiful Corp.                           JP               282
        28,000  Daiwa Securities Co. Ltd.             JP               183
        30,000  Mitsubishi Estate Co. Ltd.            JP               293
        38,000  Mitsui Fudosan Co. Ltd.               JP               385
        58,980  Mitsui Marine and Fire
                  Insurance Co. Ltd.                  JP               327
        26,000  Nikko Securities Co. Ltd.             JP               140
        22,000  Nomura Securities Co. Ltd.            JP               289
         3,600  Promise Co. Ltd.                      JP               233
        41,600  Aegon NV                              NL             1,044
         6,600  ING Groep NV                          NL               164
        39,400  Prudential Corp. PLC                  UK               412
                                                                ----------
                                                                     5,762
                                                                ----------
HEALTH CARE  10.9%

        16,688  Novartis AG (Registered Shares)       CH               624
         4,537  Roche Holding AG (Genusss)            CH               314
        15,080  Sanofi Synthelabo SA                  FR               994
        20,000  Chugai Pharmaceutical Co. Ltd.        JP               292
        22,000  Shionogi & Co. Ltd.                   JP               393
        14,300  AstraZeneca Group PLC                 UK               644
        14,967  AstraZeneca Group PLC
                  (Swedish Exchange)                  UK               672
        16,161  AstraZeneca Group PLC, ADR            UK               729
         5,985  GlaxoSmithKline PLC                   UK               161
         8,400  Shire Pharmaceuticals
                   Group PLC                          UK               122
                                                                ----------
                                                                     4,945
                                                                ----------
MULTI-INDUSTRY  3.2%

        63,300  Hutchison Whampoa                     HK               513
        53,500  Swire Pacific Ltd. (Class A)          HK               224
         2,700  Hoya Corp.                            JP               161
       182,000  Singapore Technology
                  Engineering Ltd.                    SG               206
        34,748  Smiths Group PLC                      UK               343
                                                                ----------
                                                                     1,447
                                                                ----------
RAW MATERIALS  4.8%

        87,346  BHP Billiton Ltd.                     AU               392
        26,226  BHP Billiton Ltd., ADR                AU               240
        49,700  WMC Ltd.                              AU               233
           700  Alcan Aluminium Ltd.                  CA                21
         4,240  Holcim Ltd.                           CH               169
         1,738  Holcim Ltd. (VIRT Exchange)           CH               334
         5,300  Upm-Kymmene Oyj                       FI               172
         1,700  L'Air Liquide SA*                     FR               229
         8,000  Shin-Etsu Chemical Co. Ltd.           JP               263
        32,300  BHP Billiton PLC                      UK               137
                                                                ----------
                                                                     2,190
                                                                ----------

RETAIL  3.5%

        25,900  Woolworths Ltd.                       AU            $  148
        12,800  Metro AG                              DE               426
        14,100  Industria de Diseno Textil SA         ES               263
        17,000  Jusco Co. Ltd.                        JP               364
        11,700  Hagemeyer NV                          NL               167
        56,800  Marks & Spencer PLC                   UK               238
                                                                ----------
                                                                     1,606
                                                                ----------
SHELTER  0.4%

        25,000  Sekisui House Ltd.                    JP               201
                                                                ----------
                                                                       201
                                                                ----------
TECHNOLOGY (COMPONENTS)  8.4%

         2,200  STMicroelectronics NV                 CH                62
         9,600  STMicroelectronics NV
                  (New York Shares)                   CH               269
        15,600  Infineon Technologies AG              DE               232
         3,910  Advantest Corp.                       JP               201
         3,400  Hirose Electric Co. Ltd.              JP               249
        18,000  Kyoden Co. Ltd.                       JP                59
        58,000  NEC Corp.                             JP               525
         2,000  NICHICON Corp.                        JP                21
        22,000  Nikon Corp.                           JP               169
         3,000  TDK Corp.                             JP               133
        10,300  Tokyo Electron Ltd.                   JP               423
         5,380  Samsung Electronics                   KR               723
           860  Samsung Electronics,
                  GDR 144A**                          KR                63
        41,783  Taiwan Semiconductor
                  Manufacturing Co. Ltd.,
                  ADR*                                TW               539
        29,000  ARM Holdings PLC*                     UK               146
                                                                ----------
                                                                     3,814
                                                                ----------
TECHNOLOGY (EQUIPMENT)  6.4%

         5,000  Aixtron AG                            DE                94
        30,100  Nokia Corp., ADR                      FI               617
        38,300  Nokia Oyj                             FI               800
        36,000  Hitachi Ltd.                          JP               245
           800  Keyence Corp.                         JP               122
         3,100  Matsushita Communication
                  Industrial Co. Ltd.                 JP                87
         3,000  Tokyo Seimitsu Co. Ltd.               JP                72
         5,100  ASM Lithography Holding NV*           NL                73
        18,200  ASM Lithography Holding NV
                  (New York Registered)*              NL               262
         3,100  Koninklijke (Royal)
                  Philips Electronics NV              NL                70
        38,400  Ericsson (L.M.) Telephone Co.,
                  ADR (Class B)                       SE               164
        26,800  Telefonaktiebolaget LM
                  Erricsson AB (Class B)              SE               116
        37,028  BAE Systems PLC                       UK               179
                                                                ----------
                                                                     2,901
                                                                ----------
TECHNOLOGY (SOFTWARE)  0.2%

        10,800  ATI Technologies, Inc.*               CA                89
                                                                ----------
                                                                        89
                                                                ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

       SHARES/                                      COUNTRY      VALUE (000s)
   FACE AMOUNT  SECURITY DESCRIPTION                 CODE          (NOTE 1)
--------------------------------------------------------------------------------
TRANSPORTATION  0.5%

        21,000  Japan Airlines Co. Ltd.               JP         $      51
        16,000  Singapore Airlines Ltd.               SG                74
        39,000  British Airways PLC                   UK                85
                                                                ----------
                                                                       210
                                                                ----------
UTILITIES  13.0%

           990  Swisscom AG                           CH               275
         5,100  Deutsche Telekom AG                   DE                78
        19,799  Telefonica SA*                        ES               238
         5,500  Hellenic Telecommunications
                  Organization                        GR                89
        90,000  China Mobile (Hong Kong)*             HK               273
         5,000  Chubu Electric Power Co., Inc.        JP               108
            22  Nippon Telegraph &
                  Telephone Corp.                     JP                90
            68  NTT Docomo, Inc.                      JP               921
         4,000  The Furukawa Electric Co. Ltd.        JP                23
        17,300  America Movil SA de CV ADR            MX               260
        16,600  Telefonos de Mexico SA
                  (Class L), ADR                      MX               565
       657,000  Singapore
                  Telecommunications Ltd.             SG               623
        74,000  Singapore
                  Telecommunications Ltd.
                  (ASX Exchange)                      SG                70
        27,600  National Grid Group PLC               UK               195
       896,723  Vodafone Group PLC                    UK             2,071
                                                                ----------
                                                                     5,879
                                                                ----------

TOTAL COMMON STOCKS (COST $61,667)                                  48,886
                                                                ----------
BOND  0.1%

CORPORATE BONDS  0.1%

$       49,000  Hellenic Exchangable Finance,
                   2.000%, 08/02/05                                     48
                                                                ----------

TOTAL BOND (COST $47)                                                   48
                                                                ----------
SHORT-TERM INVESTMENT  0.0%

$          487  Repurchase Agreement,
                   State Street Bank, 2.050%,
                   11/01/01 (Maturity Value $1)
                   (Cost $1) Collateral: FNMA, 6.300%,
                   11/21/01 (Collateral Value $5)                        1
                                                                ----------

TOTAL SHORT-TERM INVESTMENT (COST $1)                                    1
                                                                ----------

TOTAL INVESTMENTS (COST $61,715),  107.7%                           48,935
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET,  (7.7)%                         (3,518)
                                                                ----------

NET ASSETS, 100.0%                                                 $45,417
                                                                ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        FREMONT NEW ERA VALUE FUND
                             OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                              VALUE (000s)
SHARES          SECURITY DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS  93.4%

BUSINESS EQUIPMENT & SERVICES  4.9%

        20,790  Electronic Data Systems Corp.                      $ 1,338
                                                                ----------
                                                                     1,338
                                                                ----------
CAPITAL GOODS  4.5%

        33,530  General Electric Co.                                 1,221
                                                                ----------
                                                                     1,221
                                                                ----------
CONSUMER NON-DURABLES  2.2%

        12,680  Coca-Cola Co.                                          607
                                                                ----------
                                                                       607
                                                                ----------
ENERGY  4.1%

       28,300   Exxon Mobil Corp.                                    1,116
                                                                ----------
                                                                     1,116
                                                                ----------
FINANCIAL SERVICES (BANKS)  6.9%

       21,840   Mellon Bank Corp.                                      734
       28,530   Wells Fargo & Co.                                    1,127
                                                                ----------
                                                                     1,861
                                                                ----------
HEALTH CARE  22.8%

       19,005   American Home Products Corp.                         1,061
       21,715   Amgen, Inc.*                                         1,234
       30,500   Bristol-Myers Squibb Co.                             1,630
       16,665   Chiron Corp.*                                          897
        7,120   Johnson & Johnson                                      412
       15,165   Merck & Co.                                            968
                                                                ----------
                                                                     6,202
                                                                ----------
RETAIL  7.2%

       32,120   Home Depot, Inc.                                     1,228
       65,800   Limited, Inc.                                          734
                                                                ----------
                                                                     1,962
                                                                ----------
TECHNOLOGY (COMPONENTS)  13.3%

       89,460   Cisco Systems, Inc.*                                 1,514
       33,760   Intel Corp.                                            824
       96,805   Lucent Technologies, Inc.                              648
       51,520   Solectron Corp.*                                       634
                                                                ----------
                                                                     3,620
                                                                ----------
TECHNOLOGY (EQUIPMENT)  11.1%

       48,070   Compaq Computer Corp.                                  421
       38,160   Hewlett-Packard Co.                                    642
       61,810   Motorola, Inc.                                       1,012
       45,440   Scientific-Atlanta, Inc.                               948
                                                                ----------
                                                                     3,023
                                                                ----------
TECHNOLOGY (SOFTWARE)  9.3%

       35,950   Adobe Systems, Inc.                                    949
       19,260   Microsoft Corp.*                                     1,120
       33,980   Oracle Corp.*                                          461
                                                                ----------
                                                                     2,530
                                                                ----------
UTILITIES  7.1%

       48,700   Qwest Communications International, Inc.               631
       25,805   Verizon Communications                               1,286
                                                                ----------
                                                                     1,917
                                                                ----------

TOTAL COMMON STOCKS (COST $30,106)                                  25,397
                                                                ----------

                                                              VALUE (000s)
   FACE AMOUNT  SECURITY DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT  7.2%
$    1,959,211  Repurchase Agreement, State
                  Street Bank, 2.050%, 11/01/01
                  (Maturity Value $1,959)
                  (Cost $1,959) Collateral:
                  FNMA, 5.000%, 02/03/03
                  (Collateral Value $2,002)                        $ 1,959
                                                                ----------

TOTAL SHORT-TERM INVESTMENT (COST $1,959)                            1,959
                                                                ----------

TOTAL INVESTMENTS (COST $32,065), 100.6%                            27,356
                                                                ----------

OTHER ASSETS AND LIABILITIES, NET, (0.6)%                            (165)
                                                                ----------

NET ASSETS, 100.0%                                                 $27,191
                                                                ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       FREMONT STRUCTURED CORE FUND
                             OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                              VALUE (000s)
SHARES          SECURITY DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS  95.5%

BUSINESS EQUIPMENT & SERVICES  2.5%

       22,500   Alliance Gaming Corp.*                          $     446
       12,000   Automatic Data Processing, Inc.                       620
       32,000   Checkpoint Systems, Inc.*                             335
       12,000   Electronic Data Systems Corp.                         772
                                                               ----------
                                                                    2,173
                                                               ----------
CAPITAL GOODS  4.9%

       18,000   Boeing Co.                                            587
       73,400   General Electric Co.                                2,672
       18,500   Honeywell International, Inc.                         547
       15,300   Shaw Group, Inc. (The)*                               421
                                                               ----------
                                                                    4,227
                                                               ----------
CONSUMER DURABLES  0.5%

      107,900   Exide Technologies                                     86
       18,436   Ford Motor Co.                                        296
       40,800   Hayes Lemmerz International, Inc.*                     37
                                                               ----------
                                                                      419
                                                               ----------
CONSUMER NON-DURABLES  7.2%

       15,800   Coca-Cola Co.                                         757
       18,000   Pepsi Bottling Group, Inc.                            837
       21,100   PepsiCo, Inc.                                       1,028
       41,200   Procter & Gamble Co.                                3,040
       28,000   Smithfield Foods, Inc.*                               589
                                                               ----------
                                                                    6,251
                                                               ----------
CONSUMER SERVICES  2.2%

       55,000   AOL Time Warner, Inc.*                              1,717
        4,100   Viacom, Inc. (Class B)*                               150
                                                               ----------
                                                                    1,867
                                                               ----------
ENERGY  7.6%

       80,000   Exxon Mobil Corp.                                   3,156
        4,800   Gulfmark Offshore, Inc.*                              136
       25,000   Halliburton Co.                                       617
       36,000   The Williams Cos., Inc.                             1,039
       11,800   Ultramar Diamond Shamrock Corp.                       591
       36,000   USX-Marathon Group                                    993
                                                               ----------
                                                                    6,532
                                                               ----------
FINANCIAL SERVICES (BANKS)  10.4%

       42,700   Bank Of America Corp.                               2,519
       11,000   Capital One Financial Corp.                           454
       38,933   Citigroup, Inc.                                     1,772
       19,600   FleetBoston Financial Corp.                           644
       31,300   MBNA Corp.                                            864
        2,500   PNC Bank Corp.                                        137
       74,600   US Bancorp                                          1,326
       42,900   Washington Mutual, Inc.                             1,295
                                                               ----------
                                                                    9,011
                                                               ----------
FINANCIAL SERVICES (OTHER)  11.5%

       26,400   Actrade Financial Technologies, Ltd.*                 661
       21,875   American International Group, Inc.                  1,719
       19,700   Federal Home Loan Mortgage Corp.                    1,336
       19,300   Federal National Mortgage Association               1,563
       16,800   Fidelity National Financial, Inc.                     387
       11,000   Household International, Inc.                         575
       19,800   Loews Corp.                                         1,006
       13,400   Morgan Stanley Dean Witter & Co.                      656
       61,000   Radian Group, Inc.                                  2,066
                                                               ----------
                                                                    9,969
                                                               ----------
HEALTH CARE  13.2%

       11,800   Abbott Laboratories                                   625
       12,000   American Home Products Corp.                          670
       11,000   Amgen, Inc.*                                          625
       17,700   Bristol-Myers Squibb Co.                              946
       26,200   Johnson & Johnson                                   1,517
        8,200   Lilly (Eli) & Co.                                     627
       14,000   Medtronic, Inc.                                       564
       19,000   Merck & Co.                                         1,212
       76,325   Pfizer, Inc.                                        3,198
       19,000   Pharmacia Corp.                                       770
       18,500   Schering-Plough Corp.                                 688
                                                               ----------
                                                                   11,442
                                                               ----------
RAW MATERIALS  1.4%

        9,900   Peabody Energy Corp.                                  297
        8,000   Quanex Corp.                                          208
       59,300   RPM, Inc./Ohio                                        721
                                                               ----------
                                                                    1,226
                                                               ----------
RETAIL  8.6%

        5,100   AFC Enterprises, Inc.*                                129
       11,300   Best Buy Co., Inc.*                                   620
       15,500   Gap, Inc.                                             203
       29,750   Home Depot, Inc.                                    1,137
       25,000   Kroger Co. (The)*                                     612
       26,200   Lowe's Cos., Inc.                                     893
       17,100   Papa John's International, Inc.*                      476
       12,000   Safeway, Inc.*                                        500
       25,000   Staples, Inc.*                                        365
       11,400   Target Corp.                                          355
       15,500   The Wet Seal, Inc. (Class A)*                         315
       35,700   Wal-Mart Stores, Inc.                               1,835
                                                               ----------
                                                                    7,440
                                                               ----------
SHELTER  1.3%

       13,300   Lennar Corp.                                          482
       15,000   Meritage Corp.*                                       662
                                                               ----------
                                                                    1,144
                                                               ----------
TECHNOLOGY (COMPONENTS)  4.7%

        8,000   Analog Devices, Inc.*                                 304
       69,000   Cisco Systems, Inc.*                                1,167
       60,000   Intel Corp.                                         1,465
       13,500   Qualcomm, Inc.*                                       663
       22,000   Solectron Corp.*                                      271
        7,000   Xilinx, Inc.*                                         213
                                                               ----------
                                                                    4,083
                                                               ----------
TECHNOLOGY (EQUIPMENT)  5.4%

       13,000   Applied Materials, Inc.*                              443
       27,800   Dell Computer Corp.*                                  667
       24,800   Hewlett-Packard Co.                                   417
       15,700   International Business Machines Corp.               1,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

    SHARES/                                                   VALUE (000s)
FACE AMOUNT    SECURITY DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------
TECHNOLOGY (EQUIPMENT)  (CONT.)

       16,000   Texas Instruments, Inc.                         $     448
        7,800   United Technologies Corp.                             420
       40,700   UNOVA, Inc.*                                          129
       10,300   Woodward Governor Co.                                 486
                                                               ----------
                                                                    4,707
                                                               ----------
TECHNOLOGY (SOFTWARE)  5.1%

       41,600   Avant! Corp.*                                         421
       15,600   Computer Associates International, Inc.               482
       45,700   Microsoft Corp.*                                    2,657
       59,600   Oracle Corp.*                                         808
          400   Veritas Software Corp.*                                11
                                                               ----------
                                                                    4,379
                                                               ----------
TRANSPORTATION  1.0%

       31,300   Overseas Shipholding Group, Inc.                      779
        3,900   Roadway Express, Inc.                                 106
                                                               ----------
                                                                      885
                                                               ----------
UTILITIES  8.0%

       20,800   AES Corp.*                                            288
       30,300   AT&T Corp.                                            462
       16,100   BellSouth Corp.                                       596
       25,000   Calpine Corp.*                                        619
       33,100   Edison International*                                 470
       11,000   KeySpan Corp.                                         365
       42,500   SBC Communications, Inc.                            1,621
       19,000   TXU Corp.                                             871
       28,700   Verizon Communications                              1,430
       12,650   WorldCom, Inc.*                                       170
                                                               ----------
                                                                    6,892
                                                               ----------

TOTAL COMMON STOCKS (COST $75,450)                                 82,647
                                                               ----------

SHORT-TERM INVESTMENTS  4.5%

$   3,400,000   Solvay Finance, CP,
                  2.700%, 11/1/2001                                 3,400
      385,000   U.S. Treasury Bill,
                  2.100%, 12/20/2001+                                 384
      146,678   Repurchase Agreement,
                  State Street Bank,
                  2.050%, 11/01/01
                  (Maturity Value $147)
                  (Cost $147) Collateral:
                  FNMA 5.520%, 02/27/04
                  (Collateral Value $153)                             147
                                                               ----------

TOTAL SHORT-TERM INVESTMENTS (COST $3,931)                          3,931
                                                               ----------

TOTAL INVESTMENTS (COST $79,381),  100.0%                          86,578
                                                               ----------

OTHER ASSETS AND LIABILITIES, NET,  (0.0)%                            (32)
                                                               ----------

NET ASSETS, 100.0%                                                $86,546
                                                               ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       FREMONT U.S. SMALL-CAP FUND
                             OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                              VALUE (000s)
SHARES          SECURITY DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS  78.1%

BUSINESS EQUIPMENT & SERVICES  13.7%

         9,400  Corporate Executive Board Co.*                 $      287
        48,200  CoStar Group, Inc.*                                   894
         7,300  CSG Systems International, Inc.*                      228
        37,500  EMCOR Group, Inc.*                                  1,467
        34,200  Getty Images, Inc.*                                   533
       116,800  SBA Communications Corp.*                             958
        67,500  SmartForce Public Ltd. Co. ADR*                     1,111
        75,100  Teletech Holdings, Inc.*                              607
         6,700  WebEx Communications, Inc.*                           206
                                                               ----------
                                                                    6,291
                                                               ----------
CONSUMER NON-DURABLES  1.8%

        41,200  Hain Celestial Group, Inc.*                           812
                                                               ----------
                                                                      812
                                                               ----------
CONSUMER SERVICES  4.6%

        28,900  Crown Media Holdings, Inc. (Class A)*                 297
       110,600  HomeStore.com, Inc.*                                  568
        17,300  Insight Communications Co., Inc. (Class A)*           355
        24,300  International Speedway Corp. (Class A)                902
                                                               ----------
                                                                    2,122
                                                               ----------
ENERGY  0.4%

        21,500  Input/Output, Inc.*                                   173
                                                               ----------
                                                                      173
                                                               ----------
HEALTH CARE  13.7%

        10,200  Applera Corp. - Celera Genomics Group*                240
        29,500  Arena Pharmaceuticals, Inc.*                          333
        58,400  ArthroCare Corp.*                                   1,153
         9,800  Biosite, Inc.*                                        153
        31,700  Cerner Corp.*                                       1,704
        10,100  CuraGen Corp.*                                        233
        32,500  Exelixis, Inc.*                                       435
       109,500  Gene Logic, Inc.*                                   1,467
        16,800  SurModics, Inc.*                                      601
                                                               ----------
                                                                    6,319
                                                               ----------
RETAIL  2.7%

        32,400  CEC Entertainment, Inc.*                            1,255
                                                               ----------
                                                                    1,255
                                                               ----------
TECHNOLOGY (COMPONENTS)  10.3%

       106,600  Anaren Microwave, Inc.*                             1,630
        45,000  ATMI, Inc.*                                           858
        28,300  Micrel, Inc.*                                         712
        59,500  Pemstar, Inc.*                                        744
       104,900  Zarlink Semiconductor, Inc.*                          796
                                                               ----------
                                                                    4,740
                                                               ----------
TECHNOLOGY (EQUIPMENT)  16.3%

        52,800  ASMI International, NV*                               840
        80,200  Netopia, Inc.*                                        321
       230,000  New Focus, Inc.*                                      667
       123,900  Powerwave Technologies, Inc.*                       1,896
       112,800  Presstek, Inc.*                                       733
       156,801  Riverstone Networks, Inc.*                          1,995
        76,300  Zygo Corp.*                                         1,080
                                                               ----------
                                                                    7,532
                                                               ----------

    SHARES/                                                   VALUE (000s)
FACE AMOUNT    SECURITY DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------
TECHNOLOGY (SOFTWARE)  14.6%

        56,600  Midway Games, Inc.*                            $      901
        65,600  Peregrine Systems, Inc.*                              947
        28,333  PLATO Learning, Inc.*                                 402
        34,800  Primus Knowledge Solutions, Inc.*                      41
       103,300  PumaTech, Inc.*                                       274
        92,100  Sanchez Computer Associates, Inc.*                    829
        68,100  Take-Two Interactive Software, Inc.*                  949
        98,100  Websense, Inc.*                                     2,384
                                                               ----------
                                                                    6,727
                                                               ----------

TOTAL COMMON STOCKS (COST $47,575)                                 35,971
                                                               ----------

SHORT-TERM INVESTMENT  20.1%

$    9,237,929  Repurchase Agreement, State
                  Street Bank, 2.050%, 11/01/01
                  (Maturity Value $9,238)
                  (Cost $9,238) Collateral:
                  FNMA, 5.750%, 04/15/03
                  (Collateral Value $9,424)                         9,238
                                                               ----------

TOTAL SHORT-TERM INVESTMENT (COST $9,238)                           9,238
                                                               ----------

TOTAL INVESTMENTS (COST $56,813), 98.2%                            45,209
                                                               ----------

OTHER ASSETS AND LIABILITIES, NET, 1.8%                               851
                                                               ----------

NET ASSETS, 100.0%                                                $46,060
                                                               ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        FREMONT U.S. MICRO-CAP FUND
                               OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                              VALUE (000s)
SHARES          SECURITY DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS  78.2%

BUSINESS EQUIPMENT & SERVICES  7.0%

       179,300  BHA Group Holdings, Inc. (Class A)             $    2,555
       268,800  Bright Horizons Family Solutions, Inc.*             6,830
       168,000  Corporate Executive Board Co.*                      5,136
       366,600  CoStar Group, Inc.*                                 6,797
       151,500  Infocrossing, Inc.*                                   754
       657,200  Kroll, Inc.*                                       10,515
       703,400  Tele Tech Holdings, Inc.*                           5,683
       247,100  Tier Technologies, Inc. (Class B)*                  3,954
                                                               ----------
                                                                   42,224
                                                               ----------
CAPITAL GOODS  2.0%

       226,900  Aaon, Inc.*                                         3,835
       175,200  IMPCO Technologies, Inc.*                           2,915
       140,400  Oshkosh Truck Corp.                                 5,377
                                                               ----------
                                                                   12,127
                                                               ----------
CONSUMER NON-DURABLES  3.3%

       214,200  Gaiam, Inc. (Class A)*                              3,481
       242,100  Galaxy Nutritional Foods, Inc.*                     1,443
       123,200  Hain Celestial Group, Inc.*                         2,430
       487,900  JAKKS Pacific, Inc.*                                9,197
       448,200  Monterey Pasta Co.*                                 3,281
                                                               ----------
                                                                   19,832
                                                               ----------
CONSUMER SERVICES  4.6%

     1,257,500  Cash America International, Inc.(b)                10,060
       525,600  Championship Auto Racing Teams, Inc.*               6,728
       700,800  HomeStore.com, Inc.*                                3,602
     1,305,800  LoJack Corp.(b)*                                    6,986
                                                               ----------
                                                                   27,376
                                                               ----------
HEALTH CARE  16.2%

       147,300  American Healthcorp, Inc.*                          5,977
       718,100  ArthroCare Corp.*                                  14,182
       108,500  Biosite, Inc.*                                      1,694
     1,358,000  eBenX, Inc.(b)*                                     4,685
       614,300  Eclipsys Corp.*                                     7,673
       619,200  Endocare, Inc.*                                    13,746
       173,900  Exact Sciences Corp.*                               1,409
       669,100  First Consulting Group, Inc.*                       7,996
       791,100  Fusion Medical Technologies, Inc.(b)*               3,955
     1,238,500  Gene Logic, Inc.*                                  16,596
       776,600  Harvard Bioscience, Inc.*                           8,364
       311,700  Natus Medical, Inc.*                                1,552
       421,800  NeoPharm, Inc.*                                     6,656
       434,300  Quidel Corp.*                                       3,044
                                                               ----------
                                                                   97,529
                                                               ----------
RAW MATERIALS  0.2%

       328,950  Northern Technologies
                  International Corp.(b)                            1,480
                                                               ----------
                                                                    1,480
                                                               ----------
RETAIL  3.6%

       319,700  Buca, Inc.*                                         4,342
       223,900  dELiA*s Corp. (Class A)*                            1,386
       181,400  Electronics Boutique Holdings Corp.*                5,632
       542,000  Good Guys, Inc.*                                    1,453
       312,400  O'Charleys, Inc.*                                   4,995
       455,700  Trans World Entertainment Corp.*                    3,801
                                                               ----------
                                                                   21,609
                                                               ----------
TECHNOLOGY (COMPONENTS)  12.0%

       245,000  Advanced Technical Products, Inc.*                  6,711
       887,300  Anaren Microwave, Inc.*                            13,567
       377,200  APA Optics, Inc.*                                   1,169
     1,089,500  California Micro Devices Corp.(b)*                  4,697
       253,800  hi/fn, Inc.*                                        3,647
       365,900  Identix, Inc.*                                      2,539
       418,000  II-VI, Inc.*                                        6,379
       211,244  Internagnetics General Corp.*                       6,090
       546,800  IXYS Corp.*                                         3,882
     1,355,500  LightPath Technologies, Inc.
                  (Class A)(b)*                                     3,728
       130,700  Opticnet, Inc.(d)*                                     10
       569,400  Pemstar, Inc.*                                      7,117
       699,100  SafeNet, Inc.(b)*                                   6,984
       208,900  Sage, Inc.*                                         5,327
                                                               ----------
                                                                   71,847
                                                               ----------
TECHNOLOGY (EQUIPMENT)  18.7%

       504,300  Adept Technology, Inc.*                             1,725
       525,400  ASMI International, NV*                             8,359
       564,600  ATMI, Inc.*                                        10,761
       409,900  August Technology Corp.*                            3,808
       550,900  BEI Technologies, Inc.                              8,869
       373,600  COMARCO, Inc.(b)*                                   4,745
       958,100  Micro Component Technology, Inc.(b)*                1,840
       652,350  Netopia, Inc.*                                      2,609
       658,600  Powell Industries, Inc.(b)*                        13,956
       852,600  Rimage Corp.(b)*                                    5,891
       876,900  RIT Technologies Ltd.(b)*                           1,982
     1,789,300  Riverstone Networks, Inc.*                         22,760
       515,100  Trikon Technologies, Inc. *                         4,384
       449,300  Visionics Corp.*                                    7,126
       929,800  Zygo Corp.(b)*                                     13,157
                                                               ----------
                                                                  111,972
                                                               ----------
TECHNOLOGY (SOFTWARE)  9.0%

       733,300  Centra Software, Inc.*                              3,864
       414,700  MDSI Mobile Data Solutions, Inc.(b)*                1,447
       633,700  Midway Games, Inc.*                                10,089
       770,400  Novadigm, Inc.*                                     7,681
       436,600  PC-Tel, Inc.*                                       3,327
       353,500  PLATO Learning, Inc.*                               5,020
       500,900  Primus Knowledge Solutions, Inc.*                     586
       509,700  Princeton Video Image, Inc.*                        1,284
     1,106,800  PumaTech, Inc.*                                     2,933
       387,200  Saba Software, Inc.*                                1,088
       827,500  Take-Two Interactive Software, Inc.*               11,527
       225,300  Websense, Inc.*                                     5,475
                                                               ----------
                                                                   54,321
                                                               ----------
UTILITIES  1.6%

     1,093,000  Cadiz, Inc.*                                        9,400
                                                               ----------
                                                                    9,400
                                                               ----------

TOTAL COMMON STOCKS (COST $569,656)                               469,717
                                                               ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                              VALUE (000s)
   FACE AMOUNT       SECURITY DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  19.7%

$        10,000,000  Solvay Finance, CP, 2.700%(a),
                       11/1/2001**                              $  10,000
        108,015,583  Repurchase Agreements, State
                       Street Bank, 2.050%, 11/01/2001
                       (Maturity Value $108,022)
                       (Cost $108,016) Collateral:
                       FNMA, 5.000%, 02/14/03;
                       SLMA, 3.010%, 04/25/03
                       (Collateral Value $110,177)                108,016
                                                               ----------

TOTAL SHORT-TERM INVESTMENTS (COST $118,016)                      118,016
                                                               ----------

TOTAL INVESTMENTS (COST $687,672),  97.9%                         587,733
                                                               ----------

OTHER ASSETS AND LIABILITIES, NET,  2.1%                           12,526
                                                               ----------

NET ASSETS, 100.0%                                               $600,259
                                                               ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   FREMONT REAL ESTATE SECURITIES FUND
                               OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                              VALUE (000s)
SHARES          SECURITY DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS  95.7%

REITS (APARTMENTS)  30.3%

        19,200  Archstone-Smith Trust                           $     465
        24,720  Avalonbay Communities, Inc.                         1,122
         6,700  BRE Properties, Inc.                                  194
        19,100  Camden Property Trust                                 665
         1,450  Charles E. Smith Residential Realty, Inc.              69
        45,700  Equity Residential Properties Trust                 1,186
         8,740  Essex Property Trust, Inc.                            409
        11,800  Gables Residential Trust                              317
        13,800  Home Properties of New York, Inc.                     422
        21,700  Post Properties, Inc.                                 737
                                                               ----------
                                                                    5,586
                                                               ----------
REITS (COMMUNITY CENTERS)  1.5%

        10,250  Pan Pacific Retail Properties, Inc.                   284
                                                               ----------
                                                                      284
                                                               ----------
REITS (DIVERSIFIED)  8.2%

        27,600  Catellus Development Corp.                            475
         1,500  Cousins Properties, Inc.                               36
        25,480  Vornado Realty Trust                                  999
                                                               ----------
                                                                    1,510
                                                               ----------
REITS (HOTELS)  0.8%

        23,500  Host Marriot Corp.                                    159
                                                               ----------
                                                                      159
                                                               ----------
REITS (INDUSTRIAL)  8.7%

        28,000  AMB Property Corporation                              681
        24,050  Liberty Property Trust                                645
        13,900  Prologis Trust                                        277
                                                               ----------
                                                                    1,603
                                                               ----------
REITS (OFFICE)  34.2%

        37,040  Arden Realty, Inc.                                    912
        24,820  Boston Properties, Inc.                               877
        22,100  Brandywine Realty Trust                               436
        78,265  Equity Office Properties Trust                      2,231
        21,450  Mack-Cali Realty Corp.                                665
        17,510  Prentiss Properties Trust                             445
        24,650  SL Green Realty Corp.                                 735
                                                               ----------
                                                                    6,301
                                                               ----------
REITS (OFFICE/INDUSTRIAL)  1.9%

        15,200  Reckson Associates Realty Corp.                       350
                                                               ----------
                                                                      350
                                                               ----------
REITS (REGIONAL MALLS)  10.1%

        30,170  Simon Property Group, Inc.                            830
        29,200  Taubman Centers, Inc.                                 393
        26,630  The Macerich Co.                                      644
                                                               ----------
                                                                    1,867
                                                               ----------

TOTAL COMMON STOCKS (COST $17,419)                                 17,660
                                                               ----------

                                                              VALUE (000s)
   FACE AMOUNT  SECURITY DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT  4.3%

$      792,408  Repurchase Agreement, State
                  Bank, 2.050%, 11/01/01
                  (Maturity Value $792)
                  (Cost $792) Collateral:
                  FHLB, 4.750%, 06/04/03
                  (Collateral Value $812)                       $     792
                                                               ----------

TOTAL SHORT-TERM INVESTMENT (COST $792)                               792
                                                               ----------

TOTAL INVESTMENTS (COST $18,211),  100.0%                          18,452
                                                               ----------

OTHER ASSETS AND LIABILITIES, NET,  (0.0)%                             (9)
                                                               ----------

NET ASSETS, 100.0%                                              $  18,443
                                                               ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            FREMONT BOND FUND
                             OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                          INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                   RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
BONDS 101.3%

COLLATERALIZED MORTGAGE OBLIGATIONS 23.1%

$      5,000,000   BAMS 1998-4 1A4                                                          6.600%        08/25/28      $    5,170
         492,006   BOAMS 2001-1 A3                                                          7.500%        02/25/31             505
         675,914   BSARM 2000-2 A1                                                          6.584%        11/25/30             687
      11,614,760   BSARM 2000-1 1A                                                          7.479%        12/25/30          11,804
         534,289   BSARM 2000-1 2A                                                          7.492%        12/25/30             547
       2,970,095   CDMC 1999-A A2 144A**                                                    3.070%        08/25/30           2,978
         184,917   CHASE - 1993-H 2A4                                                       7.000%        07/25/24             184
         175,309   CHASE - 1995-A A                                                         7.986%        04/25/25             178
         500,000   CHASE - 1998-S6 A17                                                      6.750%        10/25/28             523
      17,000,000   CBASS 2001-CB3 A1A                                                       3.828%        10/25/30          17,036
      23,411,457   CSFB 2001-S18-A-2                                                        3.011%        08/25/31          23,470
       8,339,733   ETrade 2001-01 A                                                         7.110%        09/25/31           8,481
       1,525,208   FHR 2210 F                                                               2.875%        07/15/28           1,526
       5,421,839   FHR 2247 Z                                                               7.500%        08/15/30           5,781
      16,158,960   FNT 2001-4 3A5                                                           4.260%        09/25/31          16,426
      11,196,849   FNR 1992-131 KA                                                          8.000%        01/25/22          11,392
         200,000   FNR 1993-11 J                                                            7.500%        02/25/08             217
       9,925,491   FNR G93-21 Z                                                             7.200%        05/25/23          10,502
      19,211,873   FNT 2001-04-4A1                                                          4.210%        09/25/31          19,255
       5,301,000   FSPC T-11 A5                                                             6.500%        01/25/15           5,605
       8,000,000   FSPC T-11 A6                                                             6.500%        09/25/18           8,422
       7,519,885   GNR 2001-16 2                                                            6.750%        10/16/40           7,967
       4,163,553   JPMC 2000-FL1 A 144A**                                                   2.805%        04/15/10           4,156
         280,514   MSMT 40 8                                                                7.000%        07/20/21             285
         500,000   NFLC 1999-SL A4                                                          6.654%        02/10/06             534
       1,956,345   NSCOR 1999-25 A4                                                         6.500%        10/25/29           2,006
       4,900,000   PNCMS 1999-4 1A8                                                         6.200%        06/25/29           5,078
       6,700,000   PNCMS 1999-5-1A7                                                         6.300%        07/25/29           6,979
         165,595   RFMSI 2000-S14 A1                                                        7.500%        11/25/30             169
      10,000,000   RFMSI 1997-S17 A5                                                        7.000%        11/25/27          10,409
       3,590,840   RMT 2000-A A8                                                            6.500%        04/19/29           3,705
       2,487,598   SASC 2001-15A 2A1                                                        6.500%        10/25/31           2,529
       1,056,499   SASC 2001-1 3A                                                           7.000%        02/25/16           1,089
       1,075,424   SASI 1993-2 A9                                                           6.200%        07/25/08           1,100
       7,000,000   SPARC                                                                    5.086%        06/20/04           6,902
       4,975,068   SBM7 1999-NC4 A                                                          2.820%        09/25/29           4,993
         284,362   SBM7 2000-BOA 1A                                                         7.600%        08/25/30             286
       1,698,930   UMSC 1993-1 AA                                                           7.213%        09/25/33           1,756
         722,557   WAMU 2001-12 144A**                                                      6.023%        01/25/41             727
       1,696,560   WFMBS 2001-2 A1                                                          7.000%        02/25/16           1,758
                                                                                                                        ----------
                                                                                                                           213,117
                                                                                                                        ----------

FOREIGN CORPORATE BONDS 5.1%

         500,000   Abbey National Capital Trust                                             8.963%        12/29/49             590
       1,500,000   Bank One NA Illinois Float                                               3.838%        05/10/04           1,499
         600,000   British Telecom PLC Global FRN                                           4.445%        12/15/03             606
         500,000   British Telecom PLC Global Note                                          8.125%        12/15/10             571
       1,700,000   DaimlerChrysler NA Holdings                                              4.200%        08/01/03           1,669
       4,300,000   DaimlerChrysler NA Holdings                                              6.590%        06/18/02           4,390
       9,000,000   DaimlerChrysler NA Holdings FRN                                          3.920%        12/16/02           8,948
         500,000   Deutsche Telekom Int Fin                                                 7.750%        06/15/05             540
       3,700,000   France Telecom 144A**                                                    7.750%        03/01/11           4,033
       1,100,000   France Telecom 144A**                                                    8.500%        03/01/31           1,251
      12,300,000   France Telecom 144A FRN**                                                4.406%        03/14/03          12,308
EURO   2,400,000   Lloyds TSB Cap 1 Call                                                    7.375%        02/07/49           2,380
$      1,600,000   Royal Bank of Scotland                                                   9.118%        03/31/10           1,907

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                          INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                   RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS (CONT.)

$      3,000,000   Sierra Pac Res 144A**                                                    3.040%            04/20/02  $    2,976
       2,800,000   Vodafone Airtouch PLC 144A**                                             3.310%            12/19/01       2,801
                                                                                                                        ----------
                                                                                                                            46,469
                                                                                                                        ----------
FOREIGN GOVERNMENT BONDS 4.1%

EURO  28,400,000  Bundesobligation**                                                        5.000%            08/19/05      26,814
         400,000   Bundesobligation**                                                       5.000%            02/17/06         378
         300,000   Buoni Poliennali Del Tesoro**                                            3.500%            11/01/01         270
$      7,000,000   Egypt (Arab Republic of) 144A NT**                                       8.750%            07/11/11       6,615
       1,300,000   Inter-American Development Bank**                                        5.375%            01/18/06       1,365
       1,620,000   Republic of Brazil**                                                     3.188%            04/15/06       1,324
         500,000   United Mexican States**                                                  8.500%            02/01/06         534
                                                                                                                        ----------
                                                                                                                            37,300
                                                                                                                        ----------
MORTGAGE BACKED OBLIGATIONS 44.3%

       7,726,293   ABSHE 2001 - HE2 A1                                                      2.785%            06/15/31       7,732
         500,000   Allete, Inc.                                                             3.240%            10/20/03         501
       7,900,000   BAYV 2000-D A                                                            3.051%            11/25/30       7,927
      14,044,226   EMCM 2001-A**                                                            3.031%            05/25/40      14,044
         330,911   FH ARM                                                                   7.804%            07/01/30         349
       3,472,075   FHLMC                                                                    3.025%            09/15/30       3,485
      17,082,811   FHLMC                                                                    6.500% 01/01/26 - 08/15/31      16,639
         408,542   FHLMC                                                                    7.000%            11/15/20         420
         129,084   FHLMC                                                                    8.250%            08/01/17         139
       7,466,816   FNARM                                                                    5.729%            05/01/36       7,601
       8,900,000   FNMA                                                                     7.125%            06/15/10      10,336
      13,359,625   FNMA                                                                     5.762%            05/01/36      13,629
       1,721,175   FNMA                                                                     6.500%            05/18/23       1,732
         159,761   FNMA ARM                                                                 8.042%            11/01/23         161
       9,000,000   FNMA TBA                                                                 6.000%            11/19/16       9,208
       1,462,941   GNMA                                                                     6.000% 02/15/29 - 07/15/31       1,488
               0   GNMA                                                                     6.500%            10/22/31           0
      58,352,389   GNMA                                                                     8.000% 01/15/30 - 02/15/31      61,788
       4,222,158   GNMA                                                                     6.000%            01/15/24       4,296
      16,099,842   GNMA                                                                     6.500% 02/15/24 - 12/15/29      16,649
       6,482,309   GNMA                                                                     7.500% 06/15/28 - 03/15/31       6,819
         673,238   GNMA                                                                     8.000%            04/15/30         713
     104,500,000   GNMA I TBA                                                               6.000%            11/20/31     106,264
       2,000,000   GNMA I TBA                                                               6.500%            11/20/31       2,066
      65,000,000   GNMA I TBA                                                               7.000% 11/20/31 - 12/20/31      67,860
       5,400,000   GNMA II                                                                  6.500%            11/23/31       5,557
       1,000,000   GNMA II                                                                  7.000%            11/20/31       1,042
         548,131   GNMA II ARM                                                              6.375% 04/20/21 - 03/20/24         561
       7,071,879   GNMA II ARM                                                              7.000%            11/20/29       7,271
       3,160,564   GNMA II ARM                                                              7.625% 11/20/24 - 10/20/27       3,289
         511,643   GNMA II ARM                                                              7.750%            08/20/25         531
      11,617,127   GNSF                                                                     6.000% 11/15/28 - 07/15/29      11,820
      10,224,471   LBMLT 20001-3 A2                                                         2.864%            09/25/31      10,173
       5,998,814   LBMLT 2000-1 A                                                           3.860%            01/21/31       6,001
                                                                                                                        ----------
                                                                                                                           408,091
                                                                                                                        ----------
MUNICIPAL BONDS 0.0%

       2,500,000   Washington DC Convention Center Authority Dedicated Tax Revenue          6.990%            10/01/28       2,221
                                                                                                                        ----------
                                                                                                                             2,221
                                                                                                                        ----------
U.S. CORPORATE BONDS 18.9%

       5,000,000   Associates Corp., NA                                                     5.750%            11/01/03       5,240
         300,000   AT&T Wireless Services, Inc.                                             7.875%            03/01/11         325
       1,037,627   Bear Stearns Asset Backed Securities, Inc.                               2.845%            02/15/31       1,039
         500,000   Bear Stearns Co., Inc.                                                   2.941%            03/28/03         500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                          INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                   RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
U.S. CORPORATE BONDS (CONT.)

$      6,700,000   Bear Stearns Co., Inc.                                                   3.850%        12/01/03   $       6,702
       1,100,000   Beckman Instruments, Inc.                                                7.100%        03/04/03           1,140
       7,500,000   Chrysler Finl Corp. FRN                                                  2.638%        06/18/03           7,376
       3,000,000   Circuit City Credit Card Master Trust                                    2.755%        02/15/06           3,000
       4,400,000   CIT Group, Inc. FRN                                                      2.931%        04/07/03           4,398
       7,500,000   Conagra Foods, Inc.                                                      4.220%        09/10/03           7,508
       4,000,000   Conseco 2001-A A FRN                                                     2.805%        12/15/08           4,004
         137,977   Countrywide Home Loans                                                   7.750%        04/25/30             139
         645,000   Delta Air Lines, Inc. (Sinking Fund Bond)                                9.450%        02/14/06             654
       1,293,000   Delta Air Lines, Inc. (Sinking Fund Bond)                                9.450%        02/26/06           1,311
       1,900,000   First Union Corp.                                                        3.460%        03/31/05           1,905
       1,800,000   Ford Motor Credit Co.                                                    3.255%        06/20/03           1,770
      19,500,000   Ford Motor Credit Co.                                                    3.303%        06/23/03          19,210
       3,500,000   Ford Motor Credit Co.                                                    3.710%        11/16/01           3,501
       4,700,000   General Motors Acceptance Corp.                                          3.986%        08/04/03           4,628
       9,000,000   General Motors Acceptance Corp.                                          4.450%        05/04/04           8,867
       1,000,000   General Motors Acceptance Corp. MTN FRN                                  2.680%        07/30/04             963
       2,500,000   General Motors Acceptance Corp., FRN                                     3.661%        08/18/03           2,462
      10,000,000   General Motors Acceptance Corp., FRN                                     5.750%        11/10/03          10,213
       7,000,000   GMACC 2001-WTC-A2 144A ARM**                                             4.076%        09/11/06           6,300
       8,200,000   Goldman Sachs Group LP                                                   4.110%        04/08/05           8,118
       1,800,000   Household Finance Corp. FRN MTN                                          3.863%        05/28/04           1,800
EURO   2,600,000   KBC Bank Funding Trust                                                   6.875%        06/30/49           2,356
$     13,700,000   Lehman Brothers Holdings, Inc., MTN                                      6.375%        05/07/02          13,973
       3,388,497   Morgan Stanley Dean Witter Capital                                       2.831%        07/11/11           3,388
       5,000,000   Noram Energy Corp.                                                       6.375%        11/01/03           5,135
       4,000,000   NPF XII, Inc. 144A**                                                     4.175%        06/01/04           4,002
         300,000   Providian Gateway Master Trust CMO                                       2.805%        03/16/09             292
       3,500,000   Public Service El & Gas                                                  8.875%        06/01/03           3,783
       1,400,000   Qwest Capital Funding                                                    7.250%        02/15/11           1,434
       5,000,000   Sprint Capital Corp.                                                     2.953%        06/24/02           5,007
      11,600,000   Sprint Capital Corp. FON Float                                           3.870%        06/10/02          11,623
       8,000,000   Texas Util FRN 144A**                                                    3.750%        06/15/03           8,007
         225,000   Time Warner, Inc.                                                        7.975%        08/15/04             247
         650,000   US Airways                                                               8.020%        02/05/19             692
         600,000   Washington Mutual Bank                                                   3.860%        05/17/04             600
         300,000   Washington Mutual Bank                                                   3.909%        05/14/04             300
                                                                                                                        ----------
                                                                                                                           173,912
                                                                                                                        ----------
U.S. GOVERNMENT & AGENCIES 5.8%

       8,200,000   Small Business Administration                                            6.344%        08/10/11           8,638
         598,819   Small Business Administration                                            7.449%        08/01/10             673
       1,680,495   U.S. Treasury Inflation Indexed Bond                                     3.375%        01/15/07           1,738
         611,910   U.S. Treasury Inflation Indexed Bond                                     3.500%        01/15/11             636
       1,994,950   U.S. Treasury Inflation Indexed Bond                                     3.625%        07/15/02           2,032
       2,856,615   U.S. Treasury Inflation Indexed Bond                                     3.625%        01/15/08           2,984
         658,464   U.S. Treasury Inflation Indexed Bond                                     3.625%        04/15/28             706
      19,373,476   U.S. Treasury Inflation Indexed Bond                                     3.875%        01/15/09          20,554
       7,450,120   U.S. Treasury Inflation Indexed Bond                                     3.875%        04/15/29           8,353
       6,752,052   U.S. Treasury Inflation Indexed Bond                                     4.250%        01/15/10           7,362
                                                                                                                        ----------
                                                                                                                            53,676
                                                                                                                        ----------

                   TOTAL BONDS (COST $920,775)                                                                             934,786
                                                                                                                        ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                          INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                   RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS 0.0%

PUT OPTIONS 0.0%

$      1,662,500   1-year Euro Dollar MID-CRV, Strike @ 92.500, Exp. 12/14/01                                          $         8
       1,942,500   90-Day Euro Dollar Future, Strike @ 93.500, Exp. 06/17/02                                                     5
       1,125,000   90-Day Euro Dollar Future, Strike @ 92.500, Exp. 12/17/01                                                     6
         342,500   90-Day Euro Dollar Future, Strike @ 93.500, Exp. 12/17/01                                                     2
         900,000   90-Day Euro Dollar Future, Strike @ 95.000, Exp. 12/17/01                                                     4
         137,500   90-Day Euro Dollar Future, Strike @ 95.250, Exp. 12/17/01                                                     1
       1,497,500   90-Day Euro Dollar Future, Strike @ 95.500, Exp. 12/17/01                                                     7
                                                                                                                        ----------
                                                                                                                                33
                                                                                                                        ----------

                   TOTAL OPTIONS (COST $58)                                                                                     33
                                                                                                                        ----------

SHORT-TERM INVESTMENTS 19.8%

$        200,000   Federal Home Loan Bank, CP+                                            2.280%        1/10/2002              199
      30,300,000   UBS Finance LLC, CP                                                    2.650%        11/1/2001           30,300
       1,285,000   U.S. Treasury Bill+                                           2.000% - 2.300%         2/7/2002            1,278
     150,616,403   Repurchase Agreement, State Street Bank,
                     2.050%, 11/01/01 (Maturity Value $150,625)
                     (Cost $150,616) Collateral: FNMA, 5.000%,
                     02/14/03; FNMA, 5.375%, 03/08/04
                     (Collateral Value $153,632)                                                                           150,616
                                                                                                                        ----------

            TOTAL SHORT-TERM INVESTMENTS (COST $182,393)                                                                   182,393
                                                                                                                        ----------

            TOTAL INVESTMENTS (COST $1,103,226),  121.1%                                                                 1,117,212
                                                                                                                        ----------

            OTHER ASSETS AND LIABILITIES, NET,  (21.1)%                                                                   (195,889)
                                                                                                                        ----------
            NET ASSETS, 100.0%                                                                                          $  921,323
                                                                                                                        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                    FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                         INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                  RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  97.0%

$    1,000,000  Big Bear Area Regional Wastewater Agency, California Revenue             5.000%         04/01/10       $  1,086
       200,000  California Health Facilities Financial Authority Revenue                 5.000%         11/15/18            206
       235,000  California Health Facilities Financial Authority Revenue,
                  Kaiser Permanente Ser. B                                               5.250%         10/01/13            248
       300,000  California St Dept Wtr Res Cent VY Proj Rev                              5.000%         12/01/19            306
       500,000  California State                                                         5.250%         06/01/18            516
       500,000  California State                                                         5.250%         10/01/19            514
       500,000  California State Dept. of Water Resources, Central Valley Project
                  Revenue Ser. M                                                         4.800%         12/01/07            521
       500,000  California State Dept. of Water Resources, Central Valley Project
                  Revenue Ser. T                                                         5.130%         12/01/12            543
     1,000,000  California State Public Works Board, Lease Revenue Dept. of Corrections,
                  Prison D                                                               5.100%         06/01/06          1,048
     1,000,000  California State Public Works Board, Lease Revenue Refunding,
                  Trustees of The California State University                            5.600%         04/01/06          1,097
       500,000  California State Public Works Board, Lease Revenue Various university
                  of California Project A                                                5.400%         12/01/16            536
       430,000  California Statewide Communities Development Authority Certificates
                  of Participation Kaiser Permanente                                     5.300%         12/01/15            457
     1,000,000  City and County of San Francisco International Airport, Revenue
                  Second Ser. Issue 1 (AMBAC Insured)                                    6.100%         05/01/03          1,039
     1,000,000  City and County of San Francisco RDA, Tax Allocation 1997 Ser. B         5.700%         08/01/14          1,063
     1,000,000  City and County of San Francisco Sewer, Revenue Refunding Ser. 1992
                  (AMBAC Insured)                                                        5.800%         10/01/05          1,048
     1,000,000  City of Anaheim, Public Finance Authority Revenue Bond, Anaheim
                  Electric Utility Projects                                              5.600%         10/01/16          1,038
     1,000,000  City of Fairfield, Water Revenue (AMBAC Insured)                         5.250%         04/01/14          1,047
     1,225,000  City of Industry, Urban Development Agency Tax Allocation (MBIA Insured) 5.250%         05/01/12          1,249
     1,500,000  City of Los Angeles, Wastewater System Revenue Ser. A (MBIA Insured)     5.000%         12/01/11          1,616
       500,000  City of Pasadena, GO Refunding Police and Jail Building 1993             5.000%         06/01/07            525
     1,000,000  City of Riverside, Electric Revenue Refunding 1993                       5.000%         10/01/06          1,056
     1,000,000  City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured)       5.000%         10/01/13          1,018
     1,000,000  City of Whittier, Solid Waste Revenue Ser. A (AMBAC Insured)             5.380%         08/01/14          1,052
       615,000  Contra Costa California Water District                                   5.250%         10/01/16            629
     1,000,000  Contra Costa Water Authority, Water Treatment Revenue Refunding 1993
                  Ser. A (FGIC Insured)                                                  5.300%         10/01/05          1,044
     1,000,000  Contra Costa Water District, Water Revenue Ser. F (FGIC Insured)         5.250%         10/01/08          1,032
       200,000  East Bay CA MUD, Water System Revenue Ser. 2001                          5.250%         06/01/17            213
     1,500,000  East Bay CA MUD, Water System Subordinated Revenue Ser. 1998             5.250%         06/01/14          1,611
       500,000  Fontanta California Spl Tax Ref-Sr-Cmnty FAcs Dist No 2-A                5.250%         09/01/17            530
     1,000,000  Fresno CA Sewer Revenue Ser. A-1                                         5.250%         09/01/19          1,083
       500,000  Industry CA                                                              5.500%         07/01/16            517
     1,050,000  Kings River Consv Dist Calif Pine Flat Pwr Rev                           5.130%         01/01/17          1,093
       450,000  Larkspur School District                                                 5.130%         08/01/18            472
     1,000,000  Los Angeles CA Convention & Exhibition Center Authority Lease Revenue    5.200%         08/15/09          1,048
       440,000  Los Angeles CA Municipal Improvement Corp. Lease Revenue                 5.000%         09/01/12            465
        85,000  Los Angeles Calif Dept Wtr & Pwr Elec Plt Rev Cash Defeasance To
                  Maturity                                                               5.500%         09/01/07             92
        80,000  Los Angeles Calif Dept Wtr & Pwr Elec Plt Rev Prerefunded-09/01/2003     5.500%         09/01/07             87
       835,000  Los Angeles Calif Dept Wtr & Pwr Elec Plt Rev Unrefunded Balance         5.500%         09/01/07            884
     1,000,000  Los Angeles Convention & Exhibition Center Authority Lease Revenue       5.380%         08/15/18          1,044
       500,000  Los Angeles County CA Public Works Finance Authority Lease Revenue       5.500%         10/01/11            552
     1,000,000  Los Angeles County Public Works Finance Authority, Lease Revenue
                  Ser. B (MBIA Insured)                                                  5.250%         09/01/09          1,095
       500,000  Los Angeles County Public Works Finance Authority, Regional Park
                  and Open Space District Ser. A                                         5.000%         10/01/04            536
     1,000,000  Los Angeles County Public Works Finance Authority, Regional Park
                  and Open Space District Ser. A                                         5.000%         10/01/16          1,039
       750,000  Los Angeles County Sanitation District Finance Authority, 1993 Ser. A    5.250%         10/01/06            798
     1,000,000  Los Angeles County Transportation Authority, Sales Tax Revenue           5.000%         07/01/15          1,055

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                         INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                  RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  (CONT.)

$    1,000,000  Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding         5.630%         04/15/08       $  1,049
     1,000,000  Los Angeles Municipal Improvement Corporation Lease Revenue              5.380%         06/01/15          1,055
     1,000,000  M-S-R Public Power Agency, San Juan Project Revenue Ser. F               5.650%         07/01/03          1,057
     1,000,000  Metropolitan Water District of Southern California, Waterworks GO
                  Refunding 1993 Ser. A                                                  5.250%         03/01/05          1,054
     1,000,000  Modesto High School District, 1993 GO Refunding (FGIC Insured)           5.300%         08/01/04          1,068
     1,000,000  Modesto Irrigation District Finance Authority, Domestic Water
                  Project Revenue 1992 Ser. A (AMBAC Ins                                 5.650%         09/01/03          1,050
       500,000  Northern California Power Agency, Geothermal Project #3 Ser. A           5.600%         07/01/06            550
       500,000  Northern California Power Agency, Geothermal Project #3,
                  Escrowed to Maturity Ser. A                                            5.600%         07/01/06            565
     1,000,000  Orange County Transportation Authority, Measure M Sales
                  Tax Revenue First Ser. 1992                                            6.000%         02/15/06          1,126
     1,000,000  Orange County Transportation Authority, Measure M Sales Tax
                  Revenue Second Senior Ser. 1994 (FGIC Insured)                         5.000%         02/15/08          1,094
       500,000  Peralta California Community College District                            5.350%         08/01/17            535
     1,000,000  Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured)       5.000%         09/01/07          1,061
       300,000  Sacramento California Municpal Utility District Revenue Ser. L           5.200%         07/01/17            315
     1,000,000  Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured)                                            5.000%         12/01/08          1,074
     1,000,000  Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured)                                            5.130%         12/01/13          1,071
     2,000,000  Sacramento MUD, Electric Revenue 1997 Ser. L                             5.130%         07/01/15          2,119
     1,000,000  San Bernardino County Transportation Authority, Sales Tax Revenue
                  1992 Ser. A (FGIC Insured)                                             6.000%         03/01/03          1,033
       500,000  San Francisco California City and County Public Utilities Common Water
                  Revenue, 1996 Ser. A                                                   5.000%         11/01/17            516
       550,000  San Francisco City & County Redevelopment Financing Authority            5.130%         08/01/18            558
       500,000  San Jose-Santa Clara County Water Financing Authority, Sewer Revenue     5.250%         11/15/12            531
       500,000  Santa Clara Calif Water Disctrict                                        5.000%         06/01/19            511
       500,000  Santa Clara County, Fremont California Un High School District, Ser. B   5.250%         09/01/19            524
     1,000,000  Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A  5.380%         08/01/04          1,078
     1,000,000  Santa Monica-Malibu Unified School District, Public School
                  Facilities Reconstruction Projects                                     5.500%         08/01/18          1,079
     1,000,000  Southern California Public Power Authority, Palo Verde Power
                  Projects Revenue 1993 Ser. A                                           5.100%         07/01/06          1,065
     1,000,000  University of California, Housing System Revenue 1993 Ser. A
                  (MBIA Insured)                                                         5.500%         11/01/08          1,078
       250,000  University of California, Multi Purpose Revenue 2000 Ser. K              5.000%         09/01/19            256
       500,000  University of California, Research Facilities Revenue 1995 Ser. C
                  (AMBAC Insured)                                                        5.100%         09/01/07            527
       250,000  Vacaville California Public Financing Authority Tax Allocation Revenue   5.100%         09/01/11            261
     1,000,000  West & Central Basin Finance Authority, West Basin Water Revenue
                  Refunding Project (AMBAC Insured)                                      5.130%         08/01/06          1,058
     1,500,000  Yucaipa School Facilities Finance Authority, 1995 Sweetwater
                  Refunding (MBIA Insured)                                               6.000%         09/01/10          1,549
                                                                                                                     ----------

                TOTAL MUNICIPAL BONDS (COST $59,355)                                                                     63,215
                                                                                                                     ----------
SHORT-TERM INVESTMENT  2.0%

     1,255,186  Provident Institutional Fund: Municipal Fund for California Investors, Inc.                               1,255
                                                                                                                     ----------

         TOTAL SHORT-TERM INVESTMENT (COST $1,255)                                                                        1,255
                                                                                                                     ----------

         TOTAL INVESTMENTS (COST $60,610),  99.0%                                                                        64,470
                                                                                                                     ----------

         OTHER ASSETS AND LIABILITIES, NET,  1.0%                                                                           683
                                                                                                                     ----------

         NET ASSETS, 100.0%                                                                                             $65,153
                                                                                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MONEY MARKET FUND
                                OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                         INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                  RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER  99.8%

CAPITAL GOODS  1.9%

$   5,000,000   General Electric Capital Corp.                                           3.560%         04/16/02     $    4,918
   10,000,000   General Electric Capital Corp.                                           3.630%         04/05/02          9,844
                                                                                                                     ----------
                                                                                                                         14,762
                                                                                                                     ----------
CONSUMER DURABLES  12.8%

   10,000,000   American Honda Finance Corp.                                             2.430%         11/08/01          9,995
   10,000,000   American Honda Finance Corp.                                             2.950%         11/07/01          9,995
   10,000,000   Coca Cola Enterprises                                                    2.380%         11/20/01          9,987
   10,000,000   Hubbell, Inc.                                                            2.450%         11/16/01          9,990
   10,000,000   International Lease Finance Corp.                                        2.150%         02/01/02          9,945
   10,000,000   John Deere Capital Corp.                                                 2.330%         11/14/01          9,992
    5,000,000   John Deere Credit Ltd.                                                   2.370%         11/26/01          4,992
   10,000,000   Sharp Electronics Corp.                                                  2.280%         12/03/01          9,980
    5,000,000   Sharp Electronics Corp.                                                  2.550%         11/08/01          4,998
   10,000,000   Sharp Electronics Corp.                                                  2.670%         11/09/01          9,994
   10,000,000   Toyota Motor Credit Corp.                                                2.750%         12/27/01          9,957
                                                                                                                     ----------
                                                                                                                         99,825
                                                                                                                     ----------
CONSUMER NON-DURABLES  6.4%

   10,000,000   Archer Daniels Midland Co.                                               2.900%         02/08/02          9,920
   10,000,000   Brown-Forman Corp.**                                                     2.350%         12/07/01          9,976
   10,000,000   Canadian Wheat Board                                                     2.700%         03/18/02          9,897
   10,000,000   Diageo Capital PLC**                                                     2.760%         02/20/02          9,915
   10,000,000   Golden Peanut Co.                                                        2.750%         01/11/02          9,946
                                                                                                                     ----------
                                                                                                                         49,654
                                                                                                                     ----------
CONSUMER SERVICES  3.2%

   10,000,000   Cingular Wireless                                                        2.370%         12/14/01          9,972
    5,000,000   Cingular Wireless                                                        2.490%         12/07/01          4,988
   10,000,000   Cingular Wireless                                                        2.530%         11/15/01          9,990
                                                                                                                     ----------
                                                                                                                         24,950
                                                                                                                     ----------
ENERGY  3.9%

   10,200,000   Koch Industries, Inc.                                                    2.630%         11/01/01         10,200
   10,000,000   Oneok, Inc.                                                              2.330%         01/09/02          9,955
   10,000,000   Oneok, Inc.                                                              2.400%         11/13/01          9,992
                                                                                                                     ----------
                                                                                                                         30,147
                                                                                                                     ----------
FINANCIAL SERVICES (BANKS)  10.8%

   10,000,000   Banque ET Caisse D'Epargne DE L'Etat                                     2.730%         02/15/02          9,920
   10,000,000   Banque ET Caisse D'Epargne DE L'Etat                                     3.490%         02/06/02          9,906
    5,000,000   Banque ET Caisse D'Epargne DE L'Etat                                     3.540%         11/29/01          4,986
   10,000,000   Halifax PLC                                                              2.600%         11/02/01          9,999
   10,000,000   Rabobank Nederland                                                       2.300%         04/03/02          9,902
   10,000,000   Royal Bank of Canada                                                     3.770%         03/04/02          9,871
   10,000,000   Svenska Handelsbanken                                                    2.420%         03/06/02          9,916
   10,000,000   UBS Finance, Inc.                                                        3.510%         04/30/02          9,824
   10,000,000   Wells Fargo Financial, Inc.                                              2.350%         12/13/01          9,973
                                                                                                                     ----------
                                                                                                                         84,297
                                                                                                                     ----------
FINANCIAL SERVICES (OTHER)  37.8%

   10,000,000   ABB Treasury  Center**                                                   2.050%         04/24/02          9,901
   10,000,000   AIG Funding, Inc.                                                        2.440%         11/15/01          9,991
   10,000,000   American Express Credit                                                  2.340%         12/12/01          9,973
    5,000,000   American Express Credit                                                  2.500%         11/29/01          4,990
   10,000,000   American Express Credit                                                  4.600%         12/04/01          9,979
   10,000,000   AWB Finance Ltd.                                                         2.500%         11/05/01          9,997
   10,000,000   C.I.T. Group Holdings, Inc.                                              2.070%         02/26/02          9,933

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                         INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                  RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER)  (CONT.)

$  10,000,000   Chevron UK Investment PLC                                                3.250%         11/13/01     $    9,989
    5,000,000   CIT Group Holdings, Inc.                                                 2.560%         11/05/01          4,999
   10,000,000   Credit Suisse First Boston, Inc.                                         2.950%         11/19/01          9,985
   10,000,000   Dresdner U.S. Finance, Inc.                                              2.350%         12/05/01          9,978
   10,000,000   Eksportfinans ASA                                                        2.470%         11/05/01          9,997
   10,000,000   General Electric Capital Corp.                                           2.260%         07/02/02          9,847
   10,000,000   HVB Finance                                                              3.920%         11/14/01          9,986
   10,000,000   KFW International Finance                                                2.280%         01/15/02          9,952
   10,000,000   KFW International Finance                                                3.460%         02/07/02          9,906
   10,000,000   Marsh & McLennan Cos., Inc.                                              2.380%         12/06/01          9,977
   10,000,000   Marsh & McLennan Cos., Inc.                                              3.870%         11/01/01         10,000
   10,000,000   Panasonic Finance Corp.                                                  2.400%         11/09/01          9,995
   10,000,000   Panasonic Finance Corp.                                                  2.450%         11/06/01          9,997
   10,000,000   Prudential Funding                                                       2.300%         11/28/01          9,983
   10,000,000   Prudential Funding                                                       2.720%         12/03/01          9,976
   10,000,000   Solvay Finance                                                           2.350%         01/11/02          9,954
   10,000,000   Solvay Finance                                                           2.400%         01/11/02          9,953
   10,000,000   Swedish Export Credit Corp.                                              2.400%         01/22/02          9,945
   10,000,000   Swiss Re Financial Products                                              2.130%         01/29/02          9,947
    5,000,000   Swiss Re Financial Products                                              2.500%         04/01/02          4,948
   10,000,000   Swiss Re Financial Products                                              2.600%         11/06/01          9,996
   10,000,000   Toronto Dominion Holdings USA, Inc.                                      2.500%         11/01/01         10,000
   10,000,000   Transamerica Finance Corp.                                               2.400%         02/06/02          9,935
   10,000,000   Transamerica Finance Corp.                                               3.050%         02/14/02          9,911
                                                                                                                     ----------
                                                                                                                        293,920
                                                                                                                     ----------
HEALTH CARE  3.9%

   10,000,000   Glaxo Wellcome PLC                                                       2.580%         11/02/01          9,999
   10,000,000   Queen's Health Systems                                                   2.470%         11/13/01          9,992
   10,000,000   Queen's Health Systems                                                   2.500%         11/08/01          9,995
                                                                                                                     ----------
                                                                                                                         29,986
                                                                                                                     ----------
RAW MATERIALS  1.3%

   10,000,000   Henkel Corp.**                                                           3.680%         01/11/02          9,927
                                                                                                                     ----------
                                                                                                                          9,927
                                                                                                                     ----------
U.S. GOVERNMENT & AGENCIES  12.7%

   10,000,000   Baycrische Hypo-Und Vereinsbank Yankee CD                                3.770%         06/24/02         10,000
   10,000,000   FFCB, AN                                                                 3.450%         09/04/02          9,993
   10,000,000   FHLB, AN                                                                 3.500%         08/20/02          9,999
   10,000,000   FHLMC, AN                                                                3.570%         07/18/02          9,743
   10,000,000   FHLMC, AN                                                                3.600%         06/20/02          9,769
   10,000,000   FHLMC, AN                                                                3.750%         06/03/02          9,777
   10,000,000   FHLMC, AN                                                                3.960%         04/25/02          9,808
   10,000,000   FNMA, AN                                                                 3.730%         05/17/02          9,796
   10,000,000   FNMA, AN                                                                 3.920%         05/03/02          9,801
   10,000,000   FNMA, AN                                                                 4.020%         04/05/02          9,827
                                                                                                                     ----------
                                                                                                                         98,513
                                                                                                                     ----------
UTILITIES  5.1%

   10,000,000   Gannett Co., Inc.                                                        2.380%         11/07/01          9,996
   10,000,000   Gannett Co., Inc.                                                        2.450%         11/16/01          9,990
   10,000,000   Rio Tinto America, Inc.**                                                2.450%         11/21/01          9,986
   10,000,000   Verizon Net Funding                                                      2.420%         02/05/02          9,935
                                                                                                                     ----------
                                                                                                                         39,907
                                                                                                                     ----------

                TOTAL COMMERCIAL PAPER (COST $775,888)                                                                  775,888
                                                                                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                         INTEREST      MATURITY       VALUE (000s)
FACE AMOUNT        ISSUER                                                                  RATE          DATE           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.6%

$  10,000,000   FFCB, AN                                                                 2.340%         10/7/02      $    9,779
      213,789   Repurchase Agreement, State Street Bank, 2.050%, 11/01/01
                  (Maturity Value $214) (Cost $214) Collateral: FNMA,
                  5.000%, 02/14/03 (Collateral Value $219)                                                                  214
    5,000,000   British Columbia, Province of                                            3.730%         11/26/01          4,987
    5,000,000   FHLB, AN                                                                 4.750%         2/15/02           4,930
                                                                                                                     ----------

         TOTAL SHORT-TERM INVESTMENTS (COST $19,910)                                                                     19,910
                                                                                                                     ----------

         TOTAL INVESTMENTS (COST $795,798),  102.4%                                                                     795,798
                                                                                                                     ----------

         OTHER ASSETS AND LIABILITIES, NET,  (2.4)%                                                                     (18,275)

         NET ASSETS, 100.0%                                                                                          $  777,523
                                                                                                                     ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.

Notes to Schedule of Investments in Securities and Net Assets - October 31, 2001

The following footnotes and abbreviations relate to the Schedule of Investments in Securities and Net Assets on pages 1 through 31.

*    Non-income producing security

** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b) As of October 31, 2001, these securities represent ownership of at least 5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; See Note 6 of "Notes to Financial Statements."

(c) Issuer filed for bankruptcy on December 3, 2001. Security represents 0.02% of Global Fund's net assets as of October 31, 2001.

(d)  Board valued security.

  +  On deposit with broker for initial margin on futures contracts (Note 5).

     PORTFOLIO ABBREVIATIONS

     ADR        American Depository Receipt
     AMBAC      American Municipal Bond Assurance Corp.
     AN         Agency Note
     ARM        Adjustable Rate Mortgage
     CMO        Collateralized Mortgage Obligation
     CP         Commercial Paper
     FFCB       Federal Farm Credit Bank
     FGIC       Financial Guaranty Insurance Corp.
     FHLB       Federal Home Loan Bank
     FHLMC      Federal Home Loan Mortgage Corp.
     FNMA       Federal National Mortgage Association
     FRN        Floating Rate Note
     GDR        Global Depository Receipt
     GNMA       Government National Mortgage Association
     GO         General Obligation
     MBIA       Municipal Bond Investor Assurance Corp.
     MTN        Medium Term Note
     MUD        Municipal Utility District
     RDA        Redevelopment Agency
     SLMA       Student Loan Marketing Association
     TBA        To Be Announced

     CURRENCY ABBREVIATIONS
     AU$        Australian Dollar
     L          British Pound
     CN$        Canadian Dollar
     DK         Danish Kroner
     EURO       Euro
     DM         German Deutschemark
     HK         Hong Kong Dollar
     Y          Japanese Yen
     NZ$        New Zealand Dollar
     SK         Swedish Krona
     $          U.S. Dollar

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COUNTRY DIVERSIFICATION TABLE

COUNTRY        COUNTRY                                                            INTERNATIONAL
 CODE           NAME                                         GLOBAL FUND          GROWTH FUND                BOND FUND
--------------------------------------------------------------------------------------------------------------------------
    AU        Australia                                        1.3%                      4.2%                     -
    BE        Belgium                                          1.4%                      -                        -
    BM        Bermuda                                          0.2%                      0.2%                     -
    BR        Brazil                                           0.3%                      -                        -
    CA        Canada                                           1.4%                      2.7%                     -
    CY        Cyprus                                           0.1%                      -                        -
    DK        Denmark                                          0.1%                      -                        -
    EG        Egypt                                            -                         -                        0.7%
    FI        Finland                                          0.8%                      3.5%                     -
    FR        France                                           2.4%                      7.4%                     1.5%
    DE        Germany                                          3.0%                      4.5%                     2.9%
    GR        Greece                                           -                         0.2%                     -
    HK        Hong Kong                                        0.6%                      5.2%                     -
    IE        Ireland                                          0.3%                      1.8%                     -
    IL        Israel                                           0.2%                      -                        -
    IT        Italy                                            4.1%                      1.8%                     -
    JP        Japan                                            3.8%                     24.6%                     -
    LU        Luxembourg                                       0.1%                      0.4%                     -
    MY        Malaysia                                         0.3%                      -                        -
    MX        Mexico                                           0.5%                      1.8%                     0.1%
    NL        Netherlands                                      3.6%                      7.2%                     -
    NZ        New Zealand                                      0.2%                      -                        -
    NO        Norway                                           0.2%                      0.9%                     -
    RU        Russian Federation                               -                         0.4%                     -
    SG        Singapore                                        0.2%                      2.6%                     -
    ZA        South Africa                                     0.1%                      -                        -
    KR        South Korea                                      0.2%                      1.7%                     -
    ES        Spain                                            1.3%                      2.0%                     -
    SE        Sweden                                           0.3%                      2.1%                     -
    CH        Switzerland                                      0.7%                      9.5%                     -
    TW        Taiwan                                           0.1%                      1.2%                     -
    TR        Turkey                                           -                         -                        -
    UK        United Kingdom                                   4.1%                     21.8%                     0.6%
    US        United States                                   73.1%                      -                      115.5%
                                                             -------------------------------------------------------------
                                                             105.0%                    107.7%                   121.3%
              Other assets and liabilities, net               (5.0%)                    (7.7%)                  (21.3%)
                                                             -------------------------------------------------------------
                                                             100.0%                    100.0%                   100.0%
                                                             =============================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
                                OCTOBER 31, 2001

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

                                                                                             INTERNATIONAL              NEW ERA
                                                                             GLOBAL            GROWTH                    VALUE
                                                                              FUND              FUND                     FUND
                                                                           --------------------------------------------------------
ASSETS:
     Investments in securities at cost                                       $705,672            $ 61,714               $30,106
     Repurchase agreements at cost                                             10,130                   1                 1,959
                                                                             --------            --------               -------
         TOTAL INVESTMENTS AT COST                                           $715,802            $ 61,715               $32,065
                                                                             ========            ========               =======

     Investments in securities at value                                      $621,970            $ 48,934               $25,397
     Repurchase agreements at value                                            10,130                   1                 1,959
     Cash                                                                       2,067                   6                    --
     Dividends and interest receivable                                          3,354                 111                    16
     Receivable for securities sold                                            26,491                 619                   169
     Receivable from sale of fund shares                                           17                 448                     3
     Receivable from management                                                    --                   9                    22
     Variation margin receivable                                                  109                  --                    --
     Other receivables                                                             26                  --                    --
     Unrealized appreciation on foreign currency contracts                      1,730                 203                    --
     Unrealized appreciation on swaps                                             617                  --                    --
     Prepaid expense                                                               23                  14                     6
     Other assets                                                                  --                  --                    --
                                                                             --------            --------               -------
         TOTAL ASSETS                                                         666,534              50,345                27,572
                                                                             --------            --------               -------
LIABILITIES:

     Demand loan payable to bank                                                   --               2,457                    --
     Liabilities for options written                                               94                  --                    --
     Payable for securities purchased                                          57,922                 611                   301
     Payable for fund shares redeemed                                             528               1,692                    --
     Unrealized depreciation on foreign currency contracts                      3,507                  59                    --
     Unrealized depreciation on swaps                                           1,711                  --                    --
     Accrued expenses:
         Investment advisory, administrative and distribution fees                375                  52                    19
         Other                                                                    266                  57                    61
                                                                             --------            --------               -------
         TOTAL LIABILITIES                                                     64,403               4,928                   381
                                                                             --------            --------               -------
NET ASSETS                                                                   $602,131            $ 45,417               $27,191
                                                                             ========            ========               =======

Net assets consist of:
     Paid in capital                                                         $739,632            $ 62,440               $31,963
     Undistributed net investment income (loss)                                 2,847                (169)                    8
     Unrealized appreciation (depreciation) on investments,
      options, swaps and futures                                              (84,073)            (12,780)               (4,709)
     Unrealized appreciation (depreciation) on foreign currency
      contracts and other assets and liabilities                               (1,020)                143                    --
     Accumulated net realized loss                                            (55,255)             (4,217)                  (71)
                                                                             --------            --------               -------
NET ASSETS                                                                   $602,131            $ 45,417               $27,191
                                                                             ========            ========               =======

SHARES OF CAPITAL STOCK OUTSTANDING                                            56,556               6,054                 3,437
                                                                             ========            ========               =======

NET ASSET VALUE PER SHARE                                                    $  10.65            $   7.50               $  7.91
                                                                             ========            ========               =======

The Global Fund received premiums of $48 on options written and outstanding at October 31, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       STRUCTURED        U.S.          U.S.      REAL ESTATE
                                                                         CORE         SMALL CAP     MICRO-CAP    SECURITIES
                                                                         FUND           FUND          FUND           FUND
                                                                     --------------------------------------------------------
ASSETS:
     Investments in securities at cost                                  $ 79,234      $ 47,575      $579,656        $17,419
     Repurchase agreements at cost                                           147         9,238       108,016            792
                                                                        --------      --------      --------        -------
         TOTAL INVESTMENTS AT COST                                      $ 79,381      $ 56,813      $687,672        $18,211
                                                                        ========      ========      ========        =======

     Investments in securities at value                                 $ 86,431      $ 35,971      $479,717        $17,660
     Repurchase agreements at value                                          147         9,238       108,016            792
     Cash                                                                  2,067           339            81             --
     Dividends and interest receivable                                        87             1             6             --
     Receivable for securities sold                                           --           810         1,972            131
     Receivable from sale of fund shares                                      14           227        18,130             70
     Receivable from management                                               --            21            --             --
     Variation margin receivable                                               5            --            --             --
     Other receivables                                                        --            --            --             --
     Unrealized appreciation on foreign currency contracts                    --            --            --             --
     Unrealized appreciation on swaps                                         --            --            --             --
     Prepaid expense                                                          11            11            --              5
     Other assets                                                             --             3            --              3
                                                                        --------      --------      --------        -------
         TOTAL ASSETS                                                     87,034        46,282       607,922         18,661
                                                                        --------      --------      --------        -------
LIABILITIES:

     Demand loan payable to bank                                              --            --            --             --
     Liabilities for options written                                          --            --            --             --
     Payable for securities purchased                                        339            83         5,488             63
     Payable for fund shares redeemed                                         45            36         1,600             57
     Unrealized depreciation on foreign currency contracts                    --            --            --             --
     Unrealized depreciation on swaps                                         --            --            --             --
     Accrued expenses:
         Investment advisory, administrative and distribution fees            48            44           575             47
         Other                                                                56            59            --             51
                                                                        --------      --------      --------        -------
         TOTAL LIABILITIES                                                   488           222         7,663            218
                                                                        --------      --------      --------        -------
NET ASSETS                                                              $ 86,546      $ 46,060      $600,259        $18,443
                                                                        ========      ========      ========        =======

Net assets consist of:
     Paid in capital                                                    $ 90,783      $ 68,959      $735,000        $23,908
     Undistributed net investment income (loss)                              467            --            --             --
     Unrealized appreciation (depreciation) on investments,
      options, swaps and futures                                           7,134       (11,604)      (99,939)           241
     Unrealized appreciation (depreciation) on foreign currency
      contracts and other assets and liabilities                              --            --            --             --
     Accumulated net realized loss                                       (11,838)      (11,295)      (34,802)        (5,706)
                                                                        --------      --------      --------        -------
NET ASSETS                                                              $ 86,546      $ 46,060      $600,259        $18,443
                                                                        ========      ========      ========        =======


SHARES OF CAPITAL STOCK OUTSTANDING                                        7,938         4,147        23,805          2,243
                                                                        ========      ========      ========        =======

NET ASSET VALUE PER SHARE                                               $  10.90      $  11.11      $  25.22        $  8.22
                                                                        ========      ========      ========        =======

                                                                                                CALIFORNIA
                                                                            BOND               INTERMEDIATE           MONEY MARKET
                                                                            FUND              TAX-FREE FUND               FUND
                                                                          --------------------------------------------------------
ASSETS:
     Investments in securities at cost                                     $  952,610            $60,610                $795,584
     Repurchase agreements at cost                                            150,616                 --                     214
                                                                           ----------            -------                --------
         TOTAL INVESTMENTS AT COST                                         $1,103,226            $60,610                $795,798
                                                                           ==========            =======                ========

     Investments in securities at value                                    $  966,596            $64,470                $795,584
     Repurchase agreements at value                                           150,616                 --                     214
     Cash                                                                       3,649                163                      --
     Dividends and interest receivable                                          5,608                802                     267
     Receivable for securities sold                                            68,948                 --                      --
     Receivable from sale of fund shares                                        5,267                 --                     577
     Receivable from management                                                    --                  9                      --
     Variation margin receivable                                                1,788                 --                      --
     Other receivables                                                             29                 --                       1
     Unrealized appreciation on foreign currency contracts                        136                 --                      --
     Unrealized appreciation on swaps                                           6,629                 --                      --
     Prepaid expenses                                                              22                  3                      27
                                                                           ----------            -------                --------
         TOTAL ASSETS                                                       1,209,288             65,447                 796,670
                                                                           ----------            -------                --------

LIABILITIES:

     Liabilities for options written                                              309                 --                      --
     Income dividend payable                                                       97                198                       7
     Payable for securities purchased                                         285,383                 --                      --
     Payable for fund shares redeemed                                           1,606                 22                  18,818
     Unrealized depreciation on foreign currency contracts                        146                 --                      --
     Accrued expenses:
         Investment advisory, administrative and distribution fees                377                 27                     253
         Other                                                                     47                 47                      69
                                                                           ----------            -------                --------
         TOTAL LIABILITIES                                                    287,965                294                  19,147
                                                                           ----------            -------                --------
NET ASSETS                                                                 $  921,323            $65,153                $777,523

Net assets consist of:
     Paid in capital                                                       $  889,332            $61,611                $777,545
     Undistributed net investment income (loss)                                   (87)                 1                      --
     Unrealized appreciation on investments,
      options, swaps and futures                                               28,947              3,860                      --
     Unrealized appreciation on foreign currency contracts and other
      assets and liabilities                                                       (2)                --                      --
     Accumulated net realized gain (loss)                                       3,133               (319)                    (22)
                                                                           ----------            -------                --------
NET ASSETS                                                                 $  921,323            $65,153                $777,523
                                                                           ==========            =======                ========

SHARES OF CAPITAL STOCK OUTSTANDING                                            87,165              5,837                 777,545
                                                                           ==========            =======                ========

NET ASSET VALUE PER SHARE                                                  $    10.57            $ 11.16                $   1.00
                                                                           ==========            =======                ========

The Bond Fund received premiums of $1,437 on options written and outstanding at October 31, 2001.


THE ACCOMPANYING NOTES ARE INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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                                       59

                           FREMONT MUTUAL FUNDS, INC.
                       FOR THE YEAR ENDED OCTOBER 31, 2001


STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

                                                                                             INTERNATIONAL              NEW ERA
                                                                             GLOBAL            GROWTH                    VALUE
                                                                              FUND              FUND                     FUND*
                                                                            ----------------------------------------------------
INVESTMENT INCOME:

     Interest                                                               $  15,380             $    166              $    39
     Dividends                                                                  4,777                  845                  117
                                                                            ---------             --------              -------
         TOTAL INCOME**                                                        20,157                1,011                  156
                                                                            ---------             --------              -------
EXPENSES:

     Investment advisory and administrative fees                                5,228                  742                  112
     Shareholder servicing fees                                                   244                  112                   44
     Custody fees                                                                 273                   51                    9
     Distribution fees                                                             --                  146                   --
     Accounting fees                                                              465                   25                    9
     Audit and legal fees                                                         104                   46                   26
     Directors' fees                                                                9                    9                    8
     Registration fees                                                             65                   37                   22
     Reports to shareholders                                                       26                   23                   23
     Interest expense                                                              19                   22                   --
     Other                                                                         34                   --                    6
                                                                            ---------             --------              -------
         TOTAL EXPENSES BEFORE REDUCTIONS                                       6,467                1,213                  259
     Earned custody credits                                                        (8)                  --                   --
     Expenses waived and/or reimbursed by Advisor                                  --                 (245)                (111)
                                                                            ---------             --------              -------
         TOTAL NET EXPENSES                                                     6,459                  968                  148
                                                                            ---------             --------              -------
              NET INVESTMENT INCOME (LOSS)                                     13,698                   43                    8
                                                                            ---------             --------              -------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
         Investments                                                          (46,927)              (4,175)                 (71)
         Futures                                                              (18,251)                  --                   --
         Swaps                                                                 (1,113)                  --                   --
         Options                                                                 (127)                  --                   --
         Foreign currency transactions                                          7,901                  618                   --
     Net unrealized appreciation (depreciation) on:
         Investments, options and futures                                     (84,063)             (16,694)              (4,709)
         Translation of assets and liabilities in foreign currencies           (8,103)                 257                   --
                                                                            ---------             --------              -------
         Net realized and unrealized gain (loss) from investments
           and foreign currency                                              (150,683)             (19,994)              (4,780)
                                                                            ---------             --------              -------
              NET INCREASE (DECREASE) IN NET ASSETS RESULTING
               FROM OPERATIONS                                              $(136,985)            $(19,951)             $(4,772)
                                                                            =========             ========              =======


 * Period from 12/29/00 (date of inception) to 10/31/01.

** Net of foreign taxes withheld of $312 for the Global Fund, $111 for the International Growth Fund.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       STRUCTURED        U.S.          U.S.      REAL ESTATE
                                                                         CORE         SMALL CAP     MICRO-CAP    SECURITIES
                                                                         FUND           FUND          FUND           FUND
                                                                     --------------------------------------------------------
INVESTMENT INCOME:

     Interest                                                          $    266      $    574      $    7,128       $     29
     Dividends                                                            1,345             2             199          1,171
                                                                       --------      --------      ----------       --------
         TOTAL INCOME**                                                   1,611           576           7,327          1,200
                                                                       --------      --------      ----------       --------
EXPENSES:

     Investment advisory and administrative fees                            679           676          10,361            213
     Shareholder servicing fees                                             146           135              --             66
     Custody fees                                                            19            23              --              8
     Distribution fees                                                       --           134              --             48
     Accounting fees                                                         24            20              --             13
     Audit and legal fees                                                    30            31              --             33
     Directors' fees                                                          9             9              --              9
     Registration fees                                                       21            26              --              7
     Reports to shareholders                                                 33            46              --             32
     Interest expense                                                         2             2              --              4
     Other                                                                    7            10              --              7
                                                                       --------      --------      ----------       --------
         TOTAL EXPENSES BEFORE REDUCTIONS                                   970         1,112          10,361            440
     Earned custody credits                                                  --            (2)             --             (1)
     Expenses waived and/or reimbursed by Advisor                            --          (228)             --           (119)
                                                                       --------      --------      ----------       --------
         TOTAL NET EXPENSES                                                 970           882          10,361            320
                                                                       --------      --------      ----------       --------
              NET INVESTMENT INCOME (LOSS)                                  641          (306)         (3,034)           880
                                                                       --------      --------      ----------       --------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
         Investments                                                     (9,723)       (9,372)        (31,170)           301
         Futures                                                         (1,109)           --              --             --
         Swaps                                                               --            --              --             --
         Options                                                             --            --              --             --
         Foreign currency transactions                                       --            --              --             --
     Net unrealized appreciation (depreciation) on:
         Investments, options and futures                               (21,924)      (14,766)       (139,595)         1,160
         Translation of assets and liabilities in foreign currencies         --            --              --             --
                                                                       --------      --------      ----------       --------
         Net realized and unrealized gain (loss) from investments
           and foreign currency                                         (32,756)      (24,138)       (170,765)         1,461
                                                                       --------      --------      ----------       --------
              NET INCREASE (DECREASE) IN NET ASSETS RESULTING
               FROM OPERATIONS                                         $(32,115)     $(24,444)      $(173,799)      $  2,341
                                                                       ========      ========      ==========       ========

                                                                                                CALIFORNIA
                                                                            BOND               INTERMEDIATE           MONEY MARKET
                                                                            FUND              TAX-FREE FUND               FUND
                                                                          --------------------------------------------------------
INVESTMENT INCOME:

     Interest                                                                 $27,161             $3,239                 $36,902
                                                                              -------             ------                 -------
         TOTAL INCOME                                                          27,161              3,239                  36,902
                                                                              -------             ------                 -------
EXPENSES:

     Investment advisory and administrative fees                                2,714                325                   2,659
     Shareholder servicing fees                                                    88                 21                     146
     Custody fees                                                                  54                 --                      45
     Accounting fees                                                               74                 23                     100
     Audit and legal fees                                                          54                 33                      25
     Directors' fees                                                                9                  9                       9
     Registration fees                                                             59                  5                      16
     Reports to shareholders                                                       49                 24                      36
     Interest expense                                                               1                 --                       3
     Other                                                                         11                  1                      38
                                                                              -------             ------                 -------
         TOTAL EXPENSES BEFORE REDUCTIONS                                       3,113                441                   3,077
     Earned custody credits                                                       (22)                --                      (2)
     Expenses waived and/or reimbursed by Advisor                                (247)              (126)                     --
                                                                              -------             ------                 -------
         TOTAL NET EXPENSES                                                     2,844                315                   3,075
                                                                              -------             ------                 -------
              NET INVESTMENT INCOME                                            24,317              2,924                  33,827
                                                                              -------             ------                 -------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
         Investments                                                           10,618                 54                     (22)
         Futures                                                                7,762                 --                      --
         Swaps                                                                   (755)                --                      --
         Options                                                                  (42)                --                      --
         Foreign currency transactions                                            816                 --                      --
     Net unrealized appreciation (depreciation) on:
         Investments, options and futures                                      27,261              1,652                      --
         Translation of assets and liabilities in foreign currencies            6,390                 --                      --
                                                                              -------             ------                 -------
         Net realized and unrealized gain (loss) from investments
           and foreign currency                                                52,050              1,706                     (22)
                                                                              -------             ------                 -------
              NET INCREASE IN NET ASSETS RESULTING
               FROM OPERATIONS                                                $76,367             $4,630                 $33,805
                                                                              =======             ======                 =======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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                                       63

                           FREMONT MUTUAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000
(ALL NUMBERS IN THOUSANDS)

                                                                                                                 INTERNATIONAL
                                                                                 GLOBAL                             GROWTH
                                                                                  FUND                               FUND
                                                                        ------------------------          ------------------------
                                                                           2001           2000               2001           2000
                                                                        ---------      ---------          ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                                   $  13,698      $  19,859           $     43      $     (29)
         Net realized gain (loss) from investments,
           written options, swaps and futures                             (66,418)        67,178             (4,175)         6,477
         Net realized gain (loss) from foreign currency transactions        7,901          8,901                618           (607)
         Net unrealized appreciation (depreciation) on investments        (84,063)       (44,066)           (16,694)        (8,489)
         Net unrealized appreciation (depreciation) on translation of
           assets and liabilities in foreign currencies                    (8,103)         8,278                257             40
                                                                        ---------      ---------          ---------      ---------
              Net increase (decrease) in net assets from operations      (136,985)        60,150            (19,951)        (2,608)
                                                                        ---------      ---------          ---------      ---------
     Distributions to shareholders from:
         Net investment income                                             (9,076)       (28,024)              (885)          (103)
         Net realized gains                                               (20,538)       (98,478)            (4,851)        (2,841)
         Paid in capital                                                   (1,607)            --                 --             --
                                                                        ---------      ---------          ---------      ---------
              Total distributions to shareholders                         (31,221)      (126,502)            (5,736)        (2,944)
                                                                        ---------      ---------          ---------      ---------
     From capital share transactions:
         Proceeds from shares sold                                        668,867        540,486            354,617        452,255
         Value of shares issued on merger                                      --             --                 --          7,431
         Reinvested dividends                                              30,959        123,370              3,147          1,284
         Payments for shares redeemed                                    (728,979)      (484,822)          (373,177)      (428,875)
                                                                        ---------      ---------          ---------      ---------
              Net increase (decrease) in net assets
                from capital share transactions                           (29,153)       179,034            (15,413)        32,095
                                                                        ---------      ---------          ---------      ---------
         Net increase (decrease) in net assets                           (197,359)       112,682            (41,100)        26,543
Net assets at beginning of period                                         799,490        686,808             86,517         59,974
                                                                        ---------      ---------          ---------      ---------
NET ASSETS AT END OF PERIOD                                             $ 602,131      $ 799,490          $  45,417      $  86,517
                                                                        =========      =========          =========      =========
Undistributed net investment income (loss)                              $   2,847      $  (1,342)         $    (169)     $      59
                                                                        =========      =========          =========      =========

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                  56,588         35,930             37,423         31,779
     Issued on merger                                                          --             --                 --            528
     Reinvested dividends                                                   2,493          8,713                307             99
     Redeemed                                                             (61,641)       (32,092)           (38,810)       (29,881)
                                                                        ---------      ---------          ---------      ---------
         Net increase (decrease) from capital share transactions           (2,560)        12,551             (1,080)         2,525
                                                                        =========      =========          =========      =========

* Period from 12/29/00 (date of inception) to 10/31/01.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                         NEW ERA           STRUCTURED                 U.S.
                                                                          VALUE               CORE                  SMALL CAP
                                                                          FUND                FUND                    FUND
                                                                      -------------   --------------------    -------------------
                                                                          2001*         2001        2000        2001        2000
                                                                         -------      --------   ---------    --------    --------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                                   $     8      $    641   $     766     $   (306)   $   (303)
         Net realized gain (loss) from investments,
           written options, swaps and futures                               (71)      (10,832)      7,306      (9,372)      9,333
         Net realized gain (loss) from foreign currency transactions         --            --          --          --          --
         Net unrealized appreciation (depreciation) on investments       (4,709)      (21,924)      1,341     (14,766)     (3,839)
         Net unrealized appreciation (depreciation) on translation of
           assets and liabilities in foreign currencies                      --            --          --          --          --
                                                                        -------      --------   ---------    --------    --------
              Net increase (decrease) in net assets from operations      (4,772)      (32,115)      9,413     (24,444)      5,191
                                                                        -------      --------   ---------    --------    --------
     Distributions to shareholders from:
         Net investment income                                               --          (166)       (864)         --          (1)
         Net realized gains                                                  --        (5,975)     (9,408)     (6,324)     (4,782)
         Paid in capital
                                                                        -------      --------   ---------    --------    --------
              Total distributions to shareholders                            --        (6,141)    (10,272)     (6,324)     (4,783)
                                                                        -------      --------   ---------    --------    --------
     From capital share transactions:
         Proceeds from shares sold                                       34,016        25,408      74,722      81,821     112,169
         Value of shares issued on merger                                    --            --          --          --          --
         Reinvested dividends                                                --         5,750       8,512       6,094       4,497
         Payments for shares redeemed                                    (2,053)      (30,386)   (101,104)    (83,154)    (74,586)
                                                                        -------      --------   ---------    --------    --------
              Net increase (decrease) in net assets
                from capital share transactions                          31,963           772     (17,870)      4,761      42,080
                                                                        -------      --------   ---------    --------    --------
         Net increase (decrease) in net assets                           27,191       (37,484)    (18,729)    (26,007)     42,488
Net assets at beginning of period                                            --       124,030     142,759      72,067      29,579
                                                                        -------      --------   ---------    --------    --------
NET ASSETS AT END OF PERIOD                                             $27,191      $ 86,546   $ 124,030    $ 46,060    $ 72,067
                                                                        =======      ========   =========    ========    ========
Undistributed net investment income (loss)                              $     8      $    467   $       1    $     --    $     --
                                                                        =======      ========   =========    ========    ========

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                 3,661         1,960       4,772       6,057       5,017
     Issued on merger                                                        --            --          --          --          --
     Reinvested dividends                                                    --           428         560         417         244
     Redeemed                                                              (224)       (2,406)     (6,470)     (6,181)     (3,287)
                                                                        -------      --------   ---------    --------    --------
         Net increase (decrease) from capital share transactions          3,437           (18)     (1,138)        293       1,974
                                                                        =======      ========   =========    ========    ========

                                                                                  U.S.                            REAL ESTATE
                                                                                MICRO-CAP                         SECURITIES
                                                                                  FUND                               FUND
                                                                        -------------------------          ------------------------
                                                                           2001           2000               2001           2000
                                                                        ---------      ----------          --------       --------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                                   $  (3,034)     $      500          $    880       $  1,715
         Net realized gain (loss) from investments,
           written options, swaps and futures                             (31,170)        189,664               301            375
         Net realized gain from foreign currency transactions                  --              --                --             --
         Net unrealized appreciation (depreciation) on investments       (139,595)        (27,312)            1,160          1,220
         Net unrealized appreciation on translation of
           assets and liabilities in foreign currencies                        --              --                --             --
                                                                        ---------      ----------          --------       --------
              Net increase (decrease) in net assets from operations      (173,799)        162,852             2,341          3,310
                                                                        ---------      ----------          --------       --------
     Distributions to shareholders from:
         Net investment income                                                 --            (492)             (881)        (1,715)
         Net realized gains                                               (65,293)       (128,587)               --             --
         Paid in capital                                                       --              --              (119)          (269)
                                                                        ---------      ----------          --------       --------
              Total distributions to shareholders                         (65,293)       (129,079)           (1,000)        (1,984)
                                                                        ---------      ----------          --------       --------
     From capital share transactions:
         Proceeds from shares sold                                        762,655       1,577,644             8,585         14,131
         Reinvested dividends                                              63,270         119,451               977          1,753
         Payments for shares redeemed                                    (812,547)     (1,205,398)          (18,289)       (22,880)
                                                                        ---------      ----------          --------       --------
              Net increase (decrease) in net assets
                from capital share transactions                            13,378         491,697            (8,727)        (6,996)
                                                                        ---------      ----------          --------       --------
         Net increase (decrease) in net assets                           (225,714)        525,470            (7,386)        (5,670)
Net assets at beginning of period                                         825,973         300,503            25,829         31,499
                                                                        ---------      ----------          --------       --------
NET ASSETS AT END OF PERIOD                                             $ 600,259      $  825,973          $ 18,443       $ 25,829
                                                                        =========      ==========          ========       ========
Undistributed net investment income (loss)                              $      --      $        8          $     --       $     --
                                                                        =========      ==========          ========       ========
CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                  28,051          36,444             1,007          1,827
     Reinvested dividends                                                   2,342           3,410               119            227
     Redeemed                                                             (30,197)        (26,839)           (2,197)        (2,936)
                                                                        ---------      ----------          --------       --------
         Net increase (decrease) from capital share transactions              196          13,015            (1,071)          (882)
                                                                        =========      ==========          ========       ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                               CALIFORNIA
                                                                                    BOND                      INTERMEDIATE
                                                                                    FUND                      TAX-FREE FUND
                                                                         ------------------------       -----------------------
                                                                           2001           2000           2001           2000
                                                                         --------       ---------       -------        --------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                                    $  24,317       $  11,453       $ 2,886        $  2,880
         Net realized gain (loss) from investments,
           written options, swaps and futures                               17,583           1,861            54            (373)
         Net realized gain from foreign currency transactions                  816           1,985            --              --
         Net unrealized appreciation (depreciation) on investments          27,261          (1,231)        1,690           1,437
         Net unrealized appreciation on translation of
           assets and liabilities in foreign currencies                      6,390              33            --              --
                                                                          --------       ---------       -------        --------
              Net increase (decrease) in net assets from operations         76,367          14,101         4,630           3,944
                                                                          --------       ---------       -------        --------
     Distributions to shareholders from:
         Net investment income                                             (24,317)        (13,442)       (2,923)         (2,880)
         Net realized gains                                                (10,370)             --            --              (7)
         Paid in capital                                                        --              --            --              --
                                                                          --------       ---------       -------        --------
              Total distributions to shareholders                          (34,687)        (13,442)       (2,923)         (2,887)
                                                                          --------       ---------       -------        --------
     From capital share transactions:
         Proceeds from shares sold                                         932,236         226,881         4,035          10,098
         Reinvested dividends                                               23,189          12,263           853             574
         Payments for shares redeemed                                     (303,232)       (196,788)       (4,242)        (12,848)
                                                                          --------       ---------       -------        --------
              Net increase (decrease) in net assets
                from capital share transactions                            652,193          42,356           646          (2,176)
                                                                          --------       ---------       -------        --------
         Net increase (decrease) in net assets                             693,873          43,015         2,353          (1,119)
Net assets at beginning of period                                          227,450         184,435        62,800          63,919
                                                                          --------       ---------       -------        --------
NET ASSETS AT END OF PERIOD                                               $921,323       $ 227,450       $65,153        $ 62,800
                                                                          ========       =========       =======        ========
Undistributed net investment income (loss)                                $    (87)      $    (293)      $     1        $     --
                                                                          ========       =========       =======        ========
CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                   91,363          21,924           366             935
     Reinvested dividends                                                    2,275           2,717            77              53
     Redeemed                                                              (29,838)        (20,371)         (386)         (1,199)
                                                                          --------       ---------       -------        --------
         Net increase (decrease) from capital share transactions            63,800           4,270            57            (211)
                                                                          ========       =========       =======        ========

                                                                              MONEY MARKET
                                                                                  FUND
                                                                      --------------------------
                                                                        2001             2000
                                                                       ----------      ---------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                                  $   33,827      $  41,023
         Net realized gain (loss) from investments,
           written options, swaps and futures                                 (22)            --
         Net realized gain from foreign currency transactions                  --             --
         Net unrealized appreciation (depreciation) on investments             --             --
         Net unrealized appreciation on translation of
           assets and liabilities in foreign currencies                        --             --
                                                                       ----------      ---------
              Net increase (decrease) in net assets from operations        33,805         41,023
                                                                       ----------      ---------
     Distributions to shareholders from:
         Net investment income                                            (33,827)       (41,023)
         Net realized gains                                                    --             --
         Paid in capital                                                       --             --
                                                                       ----------      ---------
              Total distributions to shareholders                         (33,827)       (41,023)
                                                                       ----------      ---------
     From capital share transactions:
         Proceeds from shares sold                                      1,577,870      1,320,124
         Reinvested dividends                                              33,153         40,385
         Payments for shares redeemed                                  (1,541,470)    (1,413,467)
                                                                       ----------      ---------
              Net increase (decrease) in net assets
                from capital share transactions                            69,553        (52,958)
                                                                       ----------      ---------
         Net increase (decrease) in net assets                             69,531        (52,958)
Net assets at beginning of period                                         707,992        760,950
                                                                       ----------      ---------
NET ASSETS AT END OF PERIOD                                            $  777,523      $ 707,992
                                                                       ==========      =========
Undistributed net investment income (loss)                             $       --      $      --
                                                                       ==========      =========
CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                               1,577,870      1,320,124
     Reinvested dividends                                                  33,153         40,385
     Redeemed                                                          (1,541,470)    (1,413,467)
                                                                       ----------      ---------
         Net increase (decrease) from capital share transactions           69,553        (52,958)
                                                                       ==========      =========

                             FINANCIAL HIGHLIGHTS


FREMONT GLOBAL FUND                                                            YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------
                                                         2001           2000              1999             1998             1997
                                                       --------       --------          --------         --------        --------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD              $  13.52       $  14.75          $  14.13         $  14.16        $  15.11
                                                       --------       --------          --------         --------        --------
     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                              .24            .39               .41              .34             .45
         Net realized and unrealized gain (loss)          (2.56)           .89              1.89              .17            1.31
                                                       --------       --------          --------         --------        --------
              Total investment operations                 (2.32)          1.28              2.30              .51            1.76
                                                       --------       --------          --------         --------        --------

     LESS DISTRIBUTIONS
         From net investment income                        (.16)          (.54)             (.50)            (.25)           (.52)
         From net realized gains                           (.36)         (1.97)            (1.18)            (.29)          (2.19)
         Return of capital distribution                    (.03)            --                --               --              --
                                                       --------       --------          --------         --------        --------
              Total distributions                          (.55)         (2.51)            (1.68)            (.54)          (2.71)
                                                       --------       --------          --------         --------        --------

     NET ASSET VALUE, END OF PERIOD                    $  10.65       $  13.52          $  14.75         $  14.13        $  14.16
                                                       ========       ========          ========         ========        ========
TOTAL RETURN                                             (17.77)%         8.86%            17.37%            3.62%          13.01%
     Net assets, end of period (000s omitted)          $602,131       $799,490          $686,808         $631,165        $665,747
     Ratio of expenses to average net assets(2)             .93%           .90%              .86%             .85%            .85%
     Ratio of net investment income
      to average net assets                                1.97%          2.54%             2.85%            2.80%           2.66%
     Portfolio turnover rate                                173%           112%              113%              75%             48%

FREMONT INTERNATIONAL GROWTH FUND                                               YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------
                                                         2001           2000              1999             1998             1997
                                                      ---------      ---------         ---------        ---------       ---------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD             $   12.13      $   13.01         $   10.34        $   10.37       $   10.40
                                                      ---------      ---------         ---------        ---------       ---------
     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                              .16             --(4)             --(4)           .05             .02
         Net realized and unrealized gain (loss)          (3.81)          (.28)             3.69              .03            (.02)
                                                      ---------      ---------         ---------        ---------       ---------
              Total investment operations                 (3.65)          (.28)             3.69              .08              --
                                                      ---------      ---------         ---------        ---------       ---------

     LESS DISTRIBUTIONS
         From net investment income                        (.15)          (.02)             (.01)              --              --
         From net realized gains                           (.83)          (.58)            (1.01)            (.11)           (.03)
                                                      ---------      ---------         ---------        ---------       ---------
              Total distributions                          (.98)          (.60)            (1.02)            (.11)           (.03)
                                                      ---------      ---------         ---------        ---------       ---------

     NET ASSET VALUE, END OF PERIOD                   $    7.50      $   12.13         $   13.01        $   10.34       $   10.37
                                                      =========      =========         =========        =========       =========

TOTAL RETURN                                             (32.21)%(1)     (2.54)%(1)        38.70%(1)          .80%(1)       (0.01)%
     Net assets, end of period (000s omitted)         $  45,417      $  86,517         $  59,974        $  41,623       $  38,643
     Ratio of net expenses to average net assets(2)        1.50%          1.50%             1.50%            1.50%           1.50%
     Ratio of gross expenses to average net assets(2)      1.88%          1.70%             1.74%            1.65%           1.50%
     Ratio of net investment income (loss)
      to average net assets                                 .07%         (0.04)%             .04%             .53%            .34%
     Portfolio turnover rate                                 50%            43%               76%             106%             95%

For footnote references, see "Notes to Financial Highlights" on page 51.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                                PERIOD FROM
                                                                                                                 12/29/00 TO
FREMONT NEW ERA VALUE FUND                                                                                        10/31/01
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $  10.00
                                                                                                                    --------
     INCOME FROM INVESTMENT OPERATIONS
         Net realized and unrealized loss                                                                              (2.09)
                                                                                                                    --------
              Total investment operations                                                                              (2.09)
                                                                                                                    --------
     NET ASSET VALUE, END OF PERIOD                                                                                 $   7.91
                                                                                                                    ========

TOTAL RETURN(1)                                                                                                       (20.90)%
     Net assets, end of period (000s omitted)                                                                        $27,191
     Ratio of net expenses to average net assets(2)                                                                     1.20%*
     Ratio of gross expenses to average net assets(2)                                                                   2.09%*
     Ratio of net investment income to average net assets                                                                .06%*
     Portfolio turnover rate                                                                                               5%

FREMONT STRUCTURED CORE FUND                                                     YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------------
                                                         2001             2000              1999           1998             1997
                                                        -------         --------          --------       --------        --------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD              $  15.59        $   15.70         $   15.56      $   14.96       $   15.02
                                                        -------         --------          --------       --------        --------
     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                              .08              .10               .14            .20             .20
         Net realized and unrealized gain (loss)          (4.00)             .98              3.20            .87            3.43
                                                        -------         --------          --------       --------        --------
              Total investment operations                 (3.92)            1.08              3.34           1.07            3.63
                                                        -------         --------          --------       --------        --------

     LESS DISTRIBUTIONS
         From net investment income                        (.02)            (.11)             (.16)          (.17)           (.22)
         From net realized gains                           (.75)           (1.08)            (3.04)          (.30)          (3.47)
                                                       --------        ---------         ---------      ---------       ---------
              Total distributions                          (.77)           (1.19)            (3.20)          (.47)          (3.69)
                                                       --------        ---------         ---------      ---------       ---------
     NET ASSET VALUE, END OF PERIOD                    $  10.90        $   15.59         $   15.70      $   15.56       $   14.96
                                                       ========        =========         =========      =========       =========

TOTAL RETURN                                             (26.07)%           7.18%            24.24%          7.30%          29.26%
     Net assets, end of period (000s omitted)          $ 86,546        $ 124,030         $ 142,759      $ 159,375       $ 147,641
     Ratio of net expenses to average net assets            .93%             .87%              .82%           .82%            .85%
     Ratio of net investment income to average
      net assets                                            .61%             .58%              .82%          1.25%           1.44%
     Portfolio turnover rate                                 69%              68%               80%           111%             48%

   For footnote references, see "Notes to Financial Highlights" on page 51.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FREMONT U.S. SMALL CAP FUND                                              YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------      PERIOD FROM
                                                                                                                      09/24/97 TO
                                                             2001         2000           1999             1998        10/31/97
                                                         ---------     ---------    ----------       ----------       -----------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                $   18.70     $   15.74    $     8.87       $     9.57       $   10.00
                                                         ---------     ---------    ----------       ----------       ---------
     INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                         (.07)         (.08)         (.02)            (.04)            .02
         Net realized and unrealized gain (loss)             (5.84)         4.42          7.49             (.66)           (.42)
                                                         ---------     ---------    ----------       ----------       ---------
              Total investment operations                    (5.91)         4.34          7.47             (.70)           (.40)
                                                         ---------     ---------    ----------       ----------       ---------

     LESS DISTRIBUTIONS
         From net investment income                             --            --            --               --(4)         (.02)
         From net realized gains                             (1.68)        (1.38)         (.60)              --(4)         (.01)
                                                         ---------     ---------    ----------       ----------       ---------
              Total distributions                            (1.68)        (1.38)         (.60)              --(4)         (.03)
                                                         ---------     ---------    ----------       ----------       ---------

     NET ASSET VALUE, END OF PERIOD                      $   11.11     $   18.70    $    15.74       $     8.87      $     9.57
                                                         =========     =========    ==========       ==========      ==========


TOTAL RETURN(1)                                             (33.73)%       27.75%        84.60%           (7.29)%         (4.06)%
     Net assets, end of period (000s omitted)           $   46,060      $ 72,067     $  29,579       $    7,367       $   5,350
     Ratio of net expenses to average net assets(2)           1.50%         1.50%         1.50%            1.50%           1.50%*
     Ratio of gross expenses to average net assets(2)         1.89%         1.83%         2.15%            2.85%           3.32%*
     Ratio of net investment income (loss)
      to average net assets                                  (0.52)%       (0.45)%       (0.75)%          (0.52)%          1.81%*
     Portfolio turnover rate                                   134%          148%          161%             273%              8%


FREMONT U.S. MICRO-CAP FUND                                                    YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                             2001          2000        1999             1998           1997
                                                           ---------    ---------   ----------      ----------      ---------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                 $  34.99      $   28.36   $   16.34       $    22.69      $    19.63
                                                          --------      ---------   ---------       ----------      ----------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                         (.13)           .02        (.18)            (.25)           (.10)
         Net realized and unrealized gain (loss)             (6.69)         13.03       17.94            (4.86)           5.60
                                                          --------      ---------   ---------       ----------      ----------
              Total investment operations                    (6.82)         13.05       17.76            (5.11)           5.50
                                                          --------      ---------   ---------       ----------      ----------

     LESS DISTRIBUTIONS
         From net investment income                             --           (.02)         --               --              --
         From net realized gains                             (2.95)         (6.40)      (5.74)           (1.24)          (2.44)
                                                          --------      ---------   ---------       ----------      ----------
              Total distributions                            (2.95)         (6.42)      (5.74)           (1.24)          (2.44)
                                                          --------      ---------   ---------       ----------      ----------
     NET ASSET VALUE, END OF PERIOD                       $  25.22      $   34.99   $   28.36        $   16.34       $   22.69
                                                          ========      =========   =========        =========       =========

TOTAL RETURN                                                (20.05)%        46.07%     110.46%          (23.45)%         28.80%(1)
     Net assets, end of period (000s omitted)             $600,259      $ 825,973   $ 300,503        $ 120,016       $ 171,507
     Ratio of net expenses to average net assets(2,3)         1.60%          1.57%       1.82%            1.94%           1.88%
     Ratio of gross expenses to average net assets(2,3)       1.60%          1.57%       1.82%            1.94%           1.90%
     Ratio of net investment income (loss)
      to average net assets                                  (0.47)%          .06%      (0.97)%          (1.22)%         (0.67)%
     Portfolio turnover rate                                    90%           117%        164%             170%            125%

For footnote references, see "Notes to Financial Highlights" on page 51.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FREMONT REAL ESTATE SECURITIES FUND                                     YEAR ENDED OCTOBER 31            PERIOD FROM
-----------------------------------------------------------------------------------------------------    12/31/97 TO
                                                          2001           2000             1999             10/31/98
                                                        --------      ---------         ---------        -----------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD               $   7.79      $    7.51         $    7.98         $  10.00
                                                        --------      ---------         ---------         --------
     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                               .21            .43               .35              .19
         Net realized and unrealized gain (loss)             .61            .35              (.34)           (2.07)
                                                        --------      ---------         ---------         --------
              Total investment operations                    .82            .78               .01            (1.88)
                                                        --------      ---------         ---------         --------
     LESS DISTRIBUTIONS
         From net investment income                         (.36)          (.43)             (.39)            (.14)
         Return of capital distribution                     (.03)          (.07)             (.09)              --
                                                        --------      ---------         ---------         --------
              Total distributions                           (.39)          (.50)             (.48)            (.14)
                                                        --------      ---------         ---------         --------
     NET ASSET VALUE, END OF PERIOD                     $   8.22      $    7.79         $    7.51         $   7.98
                                                        ========      =========         =========         ========

TOTAL RETURN(1)                                            10.43%         10.59%            (0.07)%         (18.78)%
     Net assets, end of period (000s omitted)           $ 18,443      $  25,829         $  31,499          $33,482
     Ratio of net expenses to average net assets(2,6)       1.50%          1.50%             1.50%            1.09%*
     Ratio of gross expenses to average net assets(2,6)     2.06%          2.10%             1.88%            1.80%*
     Ratio of net investment income
      to average net assets                                 4.14%          5.51%             4.32%            4.10%*
     Portfolio turnover rate                                 122%            91%              198%             196%

FREMONT BOND FUND                                                             YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
                                                              2001         2000         1999              1998            1997
                                                            --------      --------     --------         --------         -------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                   $   9.73      $   9.66     $  10.44         $  10.23         $  9.99
                                                            --------      --------     --------         --------         -------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                   .54           .61          .60              .60             .67
         Net realized and unrealized gain (loss)                 .95           .15         (.60)             .41             .25
                                                            --------      --------     --------         --------         -------
             Total investment operations                        1.49           .76           --             1.01             .92
                                                            --------      --------     --------         --------         -------

     LESS DISTRIBUTIONS
         From net investment income                             (.53)         (.69)        (.60)            (.62)           (.66)
         From net realized gains                                (.12)           --         (.18)            (.18)           (.02)
                                                            --------      --------     --------         --------         -------
             Total distributions                                (.65)         (.69)        (.78)            (.80)           (.68)
                                                            --------      --------     --------         --------         -------

     NET ASSET VALUE, END OF PERIOD                         $  10.57      $   9.73     $   9.66         $  10.44         $ 10.23
                                                            ========      ========     ========         ========         =======

TOTAL RETURN(1)                                                15.79%         8.33%         .01%           10.31%           9.54%
     Net assets, end of period (000s omitted)               $921,323      $227,450     $184,435         $228,001         $90,302
     Ratio of net expenses to average net assets(2,7)           .57%         1.83%         .60%             .60%            .61%
     Ratio of gross expenses to average net assets(2,7)         .63%         1.90%         .67%             .72%            .76%
     Ratio of net investment income
      to average net assets                                    4.90%         6.44%        6.01%            5.92%           6.40%
     Portfolio turnover rate                                    160%          176%         298%             256%            191%

For footnote references, see "Notes to Financial Highlights" on page 51.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                                     YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
                                                          2001           2000          1999              1998            1997
                                                       --------       ----------     ----------       ----------      ----------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD              $  10.87       $    10.67     $    11.25       $    10.99      $    10.80
                                                       --------       ----------     ----------       ----------      ----------


     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                              .51              .50            .51              .51             .51
         Net realized and unrealized gain (loss)            .29              .21           (.58)             .26             .20
                                                       --------       ----------     ----------       ----------      ----------
              Total investment operations                   .80              .71           (.07)             .77             .71
                                                       --------       ----------     ----------       ----------      ----------

     LESS DISTRIBUTIONS
         From net investment income                        (.51)            (.51)          (.51)            (.51)           (.51)
         From net realized gains                             --               --(4)          --               --            (.01)
                                                       --------       ----------     ----------       ----------      ----------
              Total distributions                          (.51)            (.51)          (.51)            (.51)           (.52)
                                                       --------       ----------     ----------       ----------      ----------

     NET ASSET VALUE, END OF PERIOD                    $  11.16       $    10.87     $    10.67       $    11.25      $    10.99
                                                       ========       ==========     ==========       ==========      ==========

TOTAL RETURN(1)                                            7.49%            6.78%         (0.68)%           7.16%           6.75%
     Net assets, end of period (000s omitted)          $ 65,153       $   62,800     $   63,919       $   64,011      $   64,309
     Ratio of net expenses to average net assets(2)         .49%             .49%           .45%             .47%            .49%
     Ratio of gross expenses to average net assets(2)       .69%             .70%           .64%             .67%            .69%
     Ratio of net investment income
      to average net assets                                4.57%            4.70%          4.59%            4.55%           4.72%
     Portfolio turnover rate                                  6%              13%             6%               9%              6%

FREMONT MONEY MARKET FUND                                                        YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
                                                           2001            2000          1999            1998            1997
                                                         --------         --------      --------       ---------       ---------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                $   1.00         $   1.00      $   1.00       $    1.00       $    1.00
                                                         --------         --------      --------       ---------       ---------


     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                .05              .06           .05             .05             .05
                                                         --------         --------      --------       ---------       ---------
              Total investment operations                     .05              .06           .05             .05             .05
                                                         --------         --------      --------       ---------       ---------

     LESS DISTRIBUTIONS
         From net investment income                          (.05)            (.06)         (.05)           (.05)           (.05)
         From net realized gains                               --               --            --              --               --
                                                         --------         --------      --------       ---------       ---------
              Total distributions                            (.05)            (.06)         (.05)           (.05)           (.05)
                                                         --------         --------      --------       ---------       ---------

     NET ASSET VALUE, END OF PERIOD                      $   1.00         $   1.00      $   1.00       $    1.00       $    1.00
                                                         ========         ========      ========       =========       =========

TOTAL RETURN                                                 4.67%            5.99%         4.89%(1)        5.45%(1)        5.39%(1)
     Net assets, end of period (000s omitted)            $777,523         $707,992      $760,950        $717,291        $433,152
     Ratio of net expenses to average net assets(2,5)         .42%             .42%          .37%            .29%            .30%
     Ratio of gross expenses to average net assets(2,5)       .42%             .42%          .42%            .44%            .45%
     Ratio of net investment income
      to average net assets                                  4.54%            5.80%         4.83%           5.33%           5.26%


For footnote references, see "Notes to Financial Highlights" on page 51.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Highlights - October 31, 2001

The following notes relate to the Financial Highlights of the Funds presented on pages 68 through 72:

     1 Total return would have been lower had the advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

     2 See Note 6 of " Notes to Financial Statements."

     3 Management fees were voluntarily waived from February 1, 1995 to January 8, 1997.

     4 Less than $0.01 per share.

     5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

     6 Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

     7 Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.

     * Annualized.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001
            (All dollars in thousands except par and exercise prices)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in twelve series, ten of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

          The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

     A.   SECURITY VALUATION
          Investments, including futures and options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

          As permitted under Rule 2a-7 of the Investment Company Act of 1940, securities in the Money Market Fund are valued at amortized cost, which approximates value.

     B.   SECURITY TRANSACTIONS
          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
          Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

          Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

     D.   INCOME TAXES
          No provision for federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

          Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

          For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2001 that may reduce distributions of realized gains in future years.

                                                                                             REAL ESTATE    CALIFORNIA      MONEY
               GLOBAL   INTERNATIONAL    NEW ERA     STRUCTURED    U.S. SMALL   U.S. MICRO   SECURITIES    INTERMEDIATE     MARKET
EXPIRING IN     FUND     GROWTH FUND    VALUE FUND   CORE FUND      CAP FUND     CAP FUND       FUND       TAX-FREE FUND     FUND
----------------------------------------------------------------------------------------------------------------------------------
    2006     $    --      $   --           $--       $    --       $    --      $    --        $1,235           $ --           $--
    2007          --          --            --            --            --           --         1,169             --            --
    2008          --          --            --            --            --           --            --            319            --
    2009      53,105       3,663            62        10,494        10,063       30,054         3,206             --            22
             ---------------------------------------------------------------------------------------------------------------------
             $53,105      $3,663           $62       $10,494       $10,063      $30,054        $5,610           $319           $22
             =====================================================================================================================

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001

     E.   ACCOUNTING ESTIMATES
          The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.   FOREIGN CURRENCY TRANSLATION
          The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Realized gain (loss) related to foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain
          (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments.

     G.   OTHER
          In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued an updated version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize discounts on fixed income securities. The Guide permits earlier application. Upon adoption of the Guide on November 1, 2000, the California Intermediate Tax-Free Fund was the only fund affected by this requirement and the effect did not materially impact the fund.

2.   REPURCHASE AGREEMENTS
          Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2001, all outstanding repurchase agreements held by the Funds had been entered into on that day.

3.   REVERSE REPURCHASE AGREEMENTS
          During the year ended October 31, 2001, the Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with the agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

          Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. The difference between the selling price and the repurchase price is accounted for as interest expense.

          At October 31, 2001, the Bond Fund had no outstanding reverse repurchase agreements.

4.   SHORT SALES
          The Global Fund and Bond Fund have entered into short sales transactions during the year ended October 31, 2001. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the time the short position is closed. The Fund will have to pay any dividends or interest payable on the securities until the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

          At October 31, 2001, the Global Fund and Bond Fund had no open short sales.

5.   DERIVATIVE FINANCIAL INSTRUMENTS
          Consistent with their investment objectives, certain Funds have the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, program, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001

          Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates to establish more definitely the effective return on securities or currencies held or intended to be acquired.

          Invest in index and currency exchange rate swap agreements for purposes of attempting to obtain a particularly desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

          Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

          Purchase put options on an underlying security, interest rate or currency as a defensive technique to protect against an anticipated decline in the value of the security or currency.

          Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security.

          Engage in forward currency transactions in anticipation of, or to protect the Fund against fluctuations in exchange rates.

     In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

A.   FUTURES

     A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.

     At October 31, 2001, the open futures contracts were as follows:

                                                                                     NET UNREALIZED
                                           CONTRACTS     EXPIRATION     NOTIONAL      APPRECIATION
                                            TO BUY          DATE         AMOUNT      (DEPRECIATION)
                                           --------------------------------------------------------
            GLOBAL FUND
            December 5 Year U.S.
              Treasury Note                    11          Dec '01     $     1,163        $   45
            December 2 Year U.S.
              Treasury Note                     1          Dec '01     $       207             5
            December 10 Year U.S.
              Treasury Note                     9          Dec '01     $       963            40
            December U.S.
              Treasury Bond                    67          Dec '01     $     1,783           319
            UK Gilt                             4          Sep '02     L       500             8
            UK Gilt                             4          Mar '02     L       500             9
            UK Gilt                             4          Jun '02     L       500            10
            UK Gilt                             4          Dec '02     L       500             6
            Japanese 10 Year Government
              Bond                            164          Dec '01     Y    16,400           161
            German 10 Year Government
              Euro Bond                        41          Dec '01     EURO  4,100           134
            Australian 3 Year
              Treasury Bond                     2          Dec '01     AUD      --             2
            Australian 10 Year
              Treasury Bond                    16          Dec '01     AUD      --            24

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001

                                                                                     NET UNREALIZED
                                           CONTRACTS     EXPIRATION     NOTIONAL      APPRECIATION
                                            TO BUY          DATE         AMOUNT      (DEPRECIATION)
                                           --------------------------------------------------------
            GLOBAL FUND (CONT.)
            Canadian 10 Year
              Government Bond                  24          Dec '01     CAD    2,400          61
            German 5 Year Government
              Euro Bond                        38          Dec '01     EURO   3,800          79
            French 10 Year Government
              Euro Bond                        45          Dec '01     EURO   4,500         113
            December S&P 500 Index             11          Dec '01     $      2,951         (34)
            Japanese 10 Year Government
              Bond                             11          Dec '01     Y  1,540,160          52
            German 10 Year Government
              Euro Bond                        15          Dec '01     EURO   1,650          27
                                                                                         ------
                                                                                         $1,061
                                                                                         ======
            STRUCTURED CORE
            December S&P 500 Index             12          Dec '01     $      3,245      $  (63)
                                                                                         ------
                                                                                         $  (63)
                                                                                         ======
            BOND FUND
            December Municipal Bond
              Future                           70          Dec '01     $      7,420      $  173
            German 5 Year Government
              Bond                            101          Dec '01     EURO  10,813         249
            German 10 Year Government
              Euro Bond                       421          Dec '01     EURO  45,961       1,076
            December 10 Year U.S.
              Treasury Note                   326          Dec '01     $     35,165       1,189
            December U.S. Treasury Bond       892          Dec '01     $     93,882       4,628
                                                                                         ------
                                                                                         $7,315
                                                                                         ======

                                                                                     NET UNREALIZED
                                           CONTRACTS     EXPIRATION     NOTIONAL      APPRECIATION
                                            TO SELL         DATE         AMOUNT      (DEPRECIATION)
                                           --------------------------------------------------------
            GLOBAL FUND
            German 2 Year Government
              Euro Bond                       11           Dec '01     EURO   1,100      $  (10)
            UK 10 Year Gilt                    2           Dec '01     L        200          (7)
            Long Gilt Futures                 39           Dec '01     L      4,483        (175)
            December 10 Year U.S.
              Treasury Note                   47           Dec '01     $      5,140        (101)
                                                                                         ------
                                                                                         $ (293)
                                                                                         ======
            BOND FUND
            December 5 Year U.S.
              Treasury Note                   31           Dec '01     $      3,294      $ (111)
                                                                                         ------
                                                                                         $ (111)
                                                                                         ======

     Various U.S. Treasury securities, as footnoted on the Schedule of Investments in Securities and Net Assets, were held by brokers to satisfy the initial margin requirements related to these contracts.

B.   SWAP AGREEMENTS

     In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001

At October 31, 2001, the Funds had the following open swap agreements:

                                                                                                           UNREALIZED
                                                           MATURITY                                       APPRECIATION
              PAY                    RECEIVE                 DATE              NOTIONAL AMOUNT           (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
   Fixed Rate 0.200%           6 Month LIBOR               03/17/03          Y    1,300,000,000              $   (10)
   Fixed Rate 6.910%           3 Month HIBOR               02/15/06          HK$     15,000,000                 (198)
   Fixed Rate 2.035%           6 Month LIBOR               05/18/10          Y       65,000,000                  (37)
   Fixed Rate 1.310%           6 Month LIBOR               07/14/05          Y       78,000,000                  (24)
   Fixed Rate 6.069%           6 Month LIBOR               08/25/30          EURO       800,000                  (91)
   3 Month LIBOR               Fixed Rate 6.790%           02/15/06          $        1,900,000                  207
   Fixed Rate 5.906%           3 Month HIBOR               07/11/06          HK$      8,000,000                  (64)
   3 Month LIBOR               Fixed Rate 5.710%           07/11/06          $        1,000,000                   67
   3 Month LIBOR               Fixed Rate 5.440%           03/19/06          $        1,600,000                   88
   Fixed Rate 5.550%           3 Month HIBOR               03/16/06          HK$     12,800,000                  (79)
   Fixed Rate 5.250%           6 Month LIBOR               03/15/04          L        4,300,000                   76
   Fixed Rate 5.250%           6 Month LIBOR               09/15/02          L        3,700,000                  (43)
   Fixed Rate 5.250%           6 Month LIBOR               09/19/02          L       10,000,000                 (120)
   6 Month LIBOR               Fixed Rate 5.250%           03/19/06          L       10,000,000                  130
   6 Month LIBOR               Fixed Rate 5.500%           03/15/04          L        1,900,000                   49
   Fixed Rate 0.2125%          6 Month LIBOR               05/17/04          Y      430,000,000                   (2)
   Fixed Rate 6.000%           3 Month LIBOR               12/17/11          $        1,200,000                  (95)
   Fixed Rate 6.000%           3 Month LIBOR               12/17/11          $        9,600,000                 (763)
   Fixed Rate 6.000%           3 Month LIBOR               12/17/11          $        2,200,000                 (175)
   Fixed Rate 5.500%           6 Month LIBOR               03/15/16          L          700,000                  (10)
                                                                                                             -------
                                                                                                             $(1,094)
                                                                                                             =======
BOND FUND
   3 Month LIBOR               Fixed Rate 6.000%           12/17/06          $       24,400,000              $ 1,842
   3 Month LIBOR               Fixed Rate 6.000%           12/17/06          $        1,900,000                  144
   3 Month LIBOR               Fixed Rate 6.000%           12/17/06          $       22,300,000                1,684
   3 Month LIBOR               Fixed Rate 6.000%           12/17/06          $       15,000,000                1,133
   6 Month LIBOR               Fixed Rate 5.500%           03/15/04          L        5,800,000                  150
   6 Month LIBOR               Fixed Rate 5.250%           03/19/06          L        2,400,000                   31
   6 Month LIBOR               Fixed Rate 5.250%           03/19/06          L        8,800,000                  114
   6 Month LIBOR               Fixed Rate 5.250%           03/15/04          L        4,000,000                   58
   6 Month LIBOR               Fixed Rate 5.500%           03/15/04          L        1,700,000                   44
   6 Month LIBOR               Fixed Rate 5.500%           03/15/04          L        6,500,000                  168
   6 Month LIBOR               Fixed Rate 5.250%           03/15/03          L       27,200,000                  450
   6 Month LIBOR               Fixed Rate 5.250%           03/15/03          L       21,100,000                  282
   6 Month LIBOR               Fixed Rate 5.500%           06/15/06          L        9,420,000                  258
   6 Month LIBOR               Fixed Rate 5.500%           06/15/06          L        3,040,000                   83
   6 Month LIBOR               Fixed Rate 5.500%           06/17/04          L          390,000                    6
   6 Month LIBOR               Fixed Rate 5.500%           06/15/06          L        1,100,000                   30
   6 Month LIBOR               Fixed Rate 5.500%           06/17/04          L        1,800,000                   29
   6 Month LIBOR               Fixed Rate 5.500%            9/17/03          L       13,100,000                  123
                                                                                                             -------
                                                                                                             $ 6,629
                                                                                                             =======

C.   OPTIONS

     Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss it the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized gain as gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001

    Transactions in written put and call options for the year ended
    October 31, 2001 for the Global Fund and the Bond Fund were as follows:


                                                             GLOBAL FUND                              BOND FUND
                                                            ------------                              ---------
                                                    AMOUNT OF            NUMBER OF           AMOUNT OF           NUMBER OF
                                                    PREMIUMS             CONTRACTS           PREMIUMS            CONTRACTS
                                                   ------------------------------------------------------------------------
    Options outstanding at October 31, 2000           $   4                  4,004              $   57                192
    Options sold                                        290                129,028               1,692              3,114
    Options cancelled in closing purchase
       transactions                                    (230)               (88,002)               (296)              (765)
    Options expired prior to exercise                   (16)               (35,002)                (16)               (84)
    Options exercised                                    --                     --                  --                 --
                                                   ------------------------------------------------------------------------
    Options outstanding at October 31, 2001           $  48                 10,028              $1,437              2,457
                                                   ========================================================================

    The following written options were outstanding at October 31, 2001:


                                                               NUMBER
                                                                 OF            EXERCISE         EXPIRATION
                        NAME OF ISSUER                        CONTRACTS          PRICE             DATE             VALUE
                    -----------------------------------------------------------------------------------------------------
    GLOBAL FUND
    Call Options:   March 2002 U.S. Treasury Note
                    Futures                                       28               111            Feb '02            $ 47
                    3 Month LIBOR                             10,000               5.6%           Apr '02              47
                                                                                                                     ----
                                                                                                                     $ 94
                                                                                                                     ====
    BOND FUND
    Call Options:   June 2002 90 Day Euro Dollar Futures          54                97            Jun '02            $ 67
                    March  2002 U.S. Treasury Note
                    Futures                                        7               112            Feb '02               8
                    December 2001 U.S. Treasury Note
                    Futures                                       87               109            Nov '01             155
    Put Options:    June 2002 90 Day Euro Dollar Futures         904                95.50         Jun '02              22
                    June 2002 90 Day Euro Dollar Futures         309                95.75         Jun '02              12
                    June 2002 90 Day Euro Dollar Futures         612                96            Jun '02              23
                    December 2001 90 Day Euro Dollar
                    Futures                                       42                95            Dec '01               1
                    December 2001 90 Day Euro Dollar
                    Futures                                      367                95.25         Dec '01               4
                    December 2001 90 Day Euro Dollar
                    Futures                                       56                96            Dec '01               1
                    December 2001 U. S. Treasury Note
                    Futures                                       19               108            Nov '01              16
                                                                                                                     ----
                                                                                                                     $309
                                                                                                                     ====

    The Global Fund and the Bond Fund received premiums of $48 and $1,437 on these contracts and an unrealized gain(loss) of $(45) and $1,128, respectively.

D.  FORWARD FOREIGN CURRENCY CONTRACTS

    A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001


       At October 31, 2001, the underlying values for open foreign currency contracts were as follows:


                                                                                                                  NET UNREALIZED
                         TO RECEIVE         FOREIGN                 SETTLEMENT          INITIAL     CURRENT       APPRECIATION
                         (TO DELIVER)       CURRENCY                  DATES              VALUE        VALUE       (DEPRECIATION)
                         -------------------------------------------------------------------------------------------------------
         GLOBAL FUND          16,210     Australian Dollar           12/19/01          $ 8,348      $ 8,135         $  (213)
                             (11,835)    Australian Dollar     11/01/01 to 12/19/01     (6,045)      (5,943)            102
                               5,380     British Pound         11/14/01 to 12/19/01      7,767        7,809              42
                             (11,712)    British Pound         11/13/01 to 04/26/02    (16,675)     (16,996)           (321)
                              24,160     Canadian Dollar       11/14/01 to 12/19/01     15,469       15,203            (266)
                              (3,234)    Canadian Dollar       11/01/01 to 02/13/02     (2,074)      (2,042)             38
                               1,290     Danish Krone                11/14/01              155          156               1
                              (2,580)    Danish Krone          11/14/01 to  2/13/02       (306)        (311)             (5)
                              53,858     Euro                  11/08/01 to 05/28/02     48,390       48,396               6
                             (99,015)    Euro                  11/13/01 to 02/13/02    (87,849)     (88,959)         (1,110)
                                (748)    Hong Kong Dollar            12/20/01              (96)         (96)             --
                           2,831,094     Japanese Yen          11/13/01 to 12/19/01     23,591       23,173            (418)
                          (5,853,288)    Japanese Yen          11/13/01 to 05/28/02    (48,125)     (47,945)            180
                              13,960     New Zealand Dollar          12/19/01            5,975        5,712            (263)
                              (2,376)    New Zealand Dollar    12/19/01 to 01/18/02       (983)        (971)             12
                                 900     Swedish Krona               11/14/01               84           84             --
                              (7,734)    Swedish Krona         11/14/01 to 03/25/02       (729)        (722)              7
                              17,827     Swiss Franc           11/21/01 to 03/25/02     10,627       10,908             281
                             (24,480)    Swiss Franc                 11/21/01          (13,905)     (13,755)            150
                                                                                                                    -------
                                                                                                                    $(1,777)
                                                                                                                    =======
         INTERNATIONAL
         GROWTH FUND            (591)    British Pound         11/13/01 to 04/26/02    $  (829)     $  (852)        $   (23)
                                (790)    Canadian Dollar       11/20/01 to 01/23/02       (510)        (497)             13
                               6,229     Euro                  11/08/01 to 05/28/02      5,500        5,584              84
                                (921)    Hong Kong Dollar            12/20/01             (118)        (118)             --
                            (493,738)    Japanese Yen          11/15/01 to 05/28/02     (4,137)      (4,061)             76
                               1,238     Swiss Franc           11/30/01 to 03/25/02        765          758              (7)
                              (2,130)    Swedish Krona               03/25/02             (199)        (198)              1
                                                                                                                    -------
                                                                                                                    $   144
                                                                                                                    =======
         BOND FUND             7,751     Euro                  11/29/01 to 01/11/02    $ 7,102      $ 6,956         $  (146)
                          (1,629,380)    Japanese Yen                12/05/01          (13,480)     (13,347)            136
                                                                                                                    -------
                                                                                                                    $   (10)
                                                                                                                    =======

 6.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES INVESTMENT ADVISOR

         Each of the Funds have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001


                                           ADVISORY FEE                                                  ADVISORY FEE
    ---------------------------------------------------------------------------------------------------------------------------
    Global Fund                      0.60%                          Real Estate Securities Fund*     1.00%

    International Growth Fund*       1.00%                          Bond Fund*                       0.40%

    New Era Value Fund*              0.75%                          California Intermediate          0.40% on first $25 million
                                                                    Tax-Free Fund*                   0.35% on next $25 million
    Structured Core Fund             0.50%                                                           0.30% on next $50 million
    U.S. Small Cap Fund*             1.00%                                                           0.25% on next $50 million
    U.S. Micro-Cap Fund**            2.50% on first $30 million                                      0.20% on balance over
                                     2.00% on next $70 million                                       $150 million
                                     1.50% on balance over          Money Market Fund                0.30% on first $50 million
                                     $100 million                                                    0.20% on balance over
                                                                                                     $50 million

    * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

    ** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

    For administrative services received, each Fund, except for the U.S. Micro-Cap Fund and the Real Estate Securities Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund and the California Intermediate Tax-Free Fund, the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All fees waived in the past cannot be recouped in the future.

    Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances could have been employed by the Fund to produce income.

    For the International Growth Fund, the New Era Value Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

    For the International Growth Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the New Era Value Fund, the Advisor has contractually limited the total operating expenses to 1.20% of average net assets. For the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to 0.49% of average net assets. Effective March 1, 2002, the total operating expense limits for the California Intermediate Tax-Free Fund and U.S. Small Cap Fund will be 0.55% and 1.60%, respectively. The Advisor has not recouped waivers and reimbursements of $517, $111, $554, $428 and $367, respectively, from the International Growth Fund, the New Era Value Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund as of October 31, 2001.

    The International Growth Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund had adopted a plan of distribution under which these funds could directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution was 0.25% of a Fund's average daily net assets. All payments were reviewed by the Board of Directors. On September 14, 2001, the Board of Directors terminated the distribution plan. Distribution expenses will no longer be charged to shareholders of the above funds.

                     FREMONT MUTUAL FUNDS, INC.
          Notes to Financial Statements - October 31, 2001

                   AFFILIATED COMPANY TRANSACTIONS
   Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who was an affiliate during the year ended October 31, 2001, follows:

                                 SHARE                                                            SHARE
                                BALANCE      AGGREGATE     AGGREGATE       NET                  BALANCE,         VALUE
                              OCTOBER 31,    PURCHASE        SALES      REALIZED               OCTOBER 31,    OCTOBER 31,
   ISSUER                        2000          COST          COST      GAIN(LOSS)    INCOME       2001           2001
                              -------------------------------------------------------------------------------------------
   Aaon, Inc.                   584,300      $      2      $  6,769    $   4,316    $    --          --*     $     --*
   APA Optics, Inc.                  --         6,125         3,534       (2,692)        --          --*           --*
   Boston  Communications
     Group, Inc.              1,060,500         4,469        16,703       (1,122)        --          --*           --*
   California Micro
     Devices Corp.            1,089,500            --            --           --         --    1,089,500         4,697
   Cash America
     International,
     Inc.                     1,275,000         2,500         4,759       (1,868)        --    1,257,500       $10,060
   COMARCO, Inc.                644,100           615         7,687       (3,324)        --      373,600         4,745
   Datalink Corp.               768,100            22        12,666       (7,107)        --          --*           --*
   ebenX Inc.                   813,200         2,508            --           --         --    1,358,000         4,685
   Endocare, Inc.             1,113,700            --         8,497        1,130         --          --*           --*
   Exigent International
     Inc.                       485,710            30         2,413         (671)        --          --*           --*
   Fusion Medical
     Technologies, Inc.         791,100            --            --           --         --      791,100         3,955
   LightPath Technologies
     Inc. (Class A)                  --        14,230         3,764         (949)        --    1,355,500         3,728
   Lojack Corp.               1,098,300         1,474           448          (40)        --    1,305,800         6,986
   MDSI Mobile Data
     Solutions                  421,700            --           172         (140)        --      414,700         1,447
   McNaughton Apparel
     Group, Inc.                509,200            --         5,291        4,783         --           --            --
   Micro Component
     Technology, Inc.           804,600           476            --           --         --      958,100         1,840
   Modtech Holdings,
     Inc.                     1,033,900            --         9,870          (49)        --          --*          --*
   Northern Technologies
     International Corp.        347,850            --           179          (86)        --      328,950         1,480
   Nucentrix Broadband
     Networks, Inc.             651,200         1,609        18,559      (10,539)        --          --*           --*
   Parlex Corp.                 529,000            --        17,876      (11,710)        --           --            --
   Powell Industries, Inc.           --        14,981            --           --         --      658,600        13,956
   Princeton Video Image
     Inc.                       468,500           225            --           --         --          --*           --*
   RIT Technologies Ltd.        696,100         1,722            --           --         --      876,900         1,982
   Repeater Technologies        945,400         1,329         9,122       (8,647)        --          --*           --*
   Rimage Corp.                 415,000         3,863            --           --         --      852,600         5,891
   SafeNet, Inc.                     --         6,121            --           --         --      699,100         6,984
   Sage Inc.                     51,300        16,946        15,936        1,048         --          --*           --*
   Spectrum Control, Inc.     1,045,000           978        12,440       (2,578)        --           --           --*
   Zygo Corp.                   367,600        16,233         5,015          859         --      929,800        13,157
                                                                                    -------                    -------
                                                                                    $    --                    $85,593
                                                                                    =======                    =======

   * Issuer is not an affiliated company at October 31, 2001.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001


         OTHER RELATED PARTIES
         At October 31, 2001, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various
         Funds:

                                                 % OF SHARES OUTSTANDING
                                                 -----------------------
         Global Fund                                       59%
         International Growth Fund                         52%
         New Era Value Fund                                 1%
         Structured Core Fund                              19%
         U.S. Small Cap Fund                               21%
         U.S. Micro-Cap Fund                              --%
         Real Estate Securities Fund                       14%
         Bond Fund                                         42%
         California Intermediate Tax-Free Fund             69%
         Money Market Fund                                 81%

         Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

7.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

         Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 2001 were as follows:


                                                      PURCHASES                 PROCEEDS
                                                      ---------                 --------
         Long-term securities excluding U.S. Government securities:
            Global Fund                              $1,144,458               $1,051,129
            International Growth Fund                    30,365                   35,232
            New Era Value Fund                           30,902                      726
            Structured Core Fund                         68,004                   71,367
            U.S. Small Cap Fund                          65,876                   60,620
            U.S Micro-Cap Fund                          477,484                  455,789
            Real Estate Securities Fund                  25,508                   35,115
            Bond Fund                                 1,646,187                1,090,169
            California Intermediate Tax-Free Fund         4,602                    3,523
         Long-term U.S. Government securities:
            Global Fund                                 266,628                  269,778
            Bond Fund                                   707,587                  492,397

8.   PORTFOLIO CONCENTRATIONS

         There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001

9.   DISTRIBUTIONS TO SHAREHOLDERS
         As of October 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                      GLOBAL         INTERNATIONAL         NEW ERA        STRUCTURED     U.S. SMALL
                                                       FUND           GROWTH FUND        VALUE FUND        CORE FUND      CAP FUND
                                                    -------------------------------------------------------------------------------
         COST OF INVESTMENTS FOR TAX PURPOSES       $ 717,629          $ 62,315           $32,073         $ 80,787        $ 58,044
                                                    ---------          --------           -------         --------        --------
         Gross tax unrealized appreciation             19,092             2,099               288               --           2,903
         Gross tax unrealized depreciation           (104,621)          (15,479)           (5,005)          (5,791)        (15,738)
         Net tax unrealized appreciation on
           investments                                (84,168)          (13,335)           (4,717)           5,854         (12,835)
         Net tax appreciation on derivatives
           and foreign-currency denominated
           assets and liabilities                      (1,361)              (45)               --              (63)             --
                                                    ---------          --------           -------         --------        --------
         Net tax unrealized appreciation            $ (85,529)         $(13,380)          $(4,717)        $  5,791        $(12,835)
                                                    =========          ========           =======         ========        ========
         UNDISTRIBUTED ORDINARY INCOME              $      --          $     21           $     7         $    466        $     --
                                                    ---------          --------           -------         --------        --------
         UNDISTRIBUTED LONG-TERM GAINS (CAPITAL
           LOSS CARRYFORWARD)                       $ (53,105)         $ (3,663)          $   (62)        $(10,494)       $(10,063)
                                                    ---------          --------           -------         --------        --------


                                                                                                          CALIFORNIA
                                                       U.S.           REAL ESTATE                        INTERMEDIATE        MONEY
                                                     MICRO CAP        SECURITIES            BOND           TAX-FREE         MARKET
                                                       FUND              FUND               FUND             FUND            FUND
                                                    -------------------------------------------------------------------------------
         COST OF INVESTMENTS FOR TAX PURPOSES       $ 692,418          $ 18,307          $1,103,369        $60,610        $795,798
                                                    ---------          --------          ----------        -------        --------
         Gross tax unrealized appreciation             67,108               575              16,038          3,860              --
         Gross tax unrealized depreciation           (171,789)             (430)             (2,195)            --              --
         Net tax unrealized appreciation on
           investments                               (104,681)              145              (1,091)         3,860              --
         Net tax appreciation on derivatives
           and foreign-currency denominated
           assets and liabilities                          --                --              14,934             --              --
                                                    ---------          --------          ----------        -------        --------
         Net tax unrealized appreciation            $(104,681)         $    145          $   13,843        $ 3,860        $     --
                                                    =========          ========          ==========        =======        ========
         UNDISTRIBUTED ORDINARY INCOME              $      --          $     --          $    7,875        $    --        $      7
                                                    ---------          --------          ----------        -------        --------
         UNDISTRIBUTED LONG-TERM GAINS (CAPITAL
           LOSS CARRYFORWARD)                       $ (30,054)         $ (5,610)         $    8,952        $  (319)       $    (22)
                                                    ---------          --------          ----------        -------        --------

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2001

         The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                           ORDINARY                               LONG-TERM
                                                         ORDINARY         INCOME PER          LONG-TERM         CAPITAL GAINS
                                                          INCOME             SHARE          CAPITAL GAINS         PER SHARE
                                                         -------          ----------        -------------       -------------
         Global Fund                                      $9,748             $.16             $19,866             $  .36
         International Growth Fund                           885              .15               4,851                .83
         New Era Value Fund                                   --               --                  --                 --
         Structured Core Fund                                549              .07               5,592                .70
         U.S. Small Cap Fund                                 283              .07               6,041               1.61
         U.S. Micro Cap Fund                                  --               --              65,293               2.95
         Real Estate Securities Fund                         881              .36                  --                 --
         Bond Fund                                        34,692              .65                  --                 --
         California Intermediate Tax-Free Fund                35              .01                  --                 --
         Money Market Fund                                33,842              .05                  --                 --

10.  LINE OF CREDIT

         The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $75 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a committment fee of 0.09% per annum of the unused balance of the Line of Credit.

         Borrowing activity under the line of credit for the year ended October 31, 2001 was as follows:


                                                                                                              AMOUNT
                                     AVERAGE AMOUNT          MAXIMUM AMOUNT                               OUTSTANDING AT
         FUND                          OUTSTANDING             OUTSTANDING         INTEREST EXPENSE          YEAR END
         ---------------------------------------------------------------------------------------------------------------
         Global Fund                       $ 160                $ 6,609                   $19                 $   --
         International Growth Fund           638                  7,574                    22                  2,457
         Real Estate Securities Fund          52                  1,366                     4                     --
         Bond Fund                         5,437                 23,077                     1                     --
         California Intermediate
           Tax-Free Fund                       5                    240                    --                     --
         Money Market Fund                    20                  5,000                     3                     --
                                                                                    ------------------------------------
                                                                                          $49                 $2,457
                                                                                    ====================================

                           FREMONT MUTUAL FUNDS, INC.
                           Tax Designation (Unaudited)

    In accordance with the Internal Revenue Code, the Funds are making the following designations:

    LONG-TERM CAPITAL GAIN DIVIDENDS:
    Global Fund                                                $ 19,865,652
    International Growth Fund                                     4,814,244
    Structured Core Fund                                          5,591,744
    U.S. Small Cap Fund                                           6,045,690
    U.S. Micro-Cap Fund                                          65,293,103

    CORPORATE DIVIDEND RECEIVED DEDUCTIONS:

    Global Fund                                                           9%
    Structured Core Fund                                                 84%
    New Era Value Fund                                                   75%

    For the California Intermediate Tax-Free Fund, 99.97% of distributioned investment income is tax-exempt for regular Federal income-tax purposes.

    Please refer to the 2000 1099s for purposes of filing tax returns.

FREMONT FUNDS
--------------------------
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com










Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202


BR008a-0112